UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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CATALENT, INC.

(Name of Registrant as Specified In Its Charter)

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Catalent 2019 proxy statement

September 20, 2019

Fellow Catalent Shareholders:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders of Catalent, Inc. to be held at 8:00 a.m. on Wednesday, October 30, 2019 at the company’s headquarters, 14 Schoolhouse Road, Somerset, New Jersey.

At the meeting, shareholders will vote on a number of important proposals. Please take the time to read each of the proposals, which we describe in our Proxy Statement for the 2019 Annual Meeting of Shareholders. We will primarily use the internet to furnish our shareholders with our Proxy Statement and other proxy materials, including our form of ballot. We believe using the internet to distribute our proxy materials expedites shareholders’ receipt of the materials, lowers the costs of conducting the meeting, and conserves natural resources. We are sending a Notice of Internet Availability of Proxy Materials on or about September 20, 2019 to our shareholders of record as of the close of business on September 3, 2019. The notice contains instructions concerning how to access our Proxy Statement and 2019 Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the internet, please follow the instructions for requesting such materials included in the Notice.

Your vote is important. You may vote in person at the 2019 Annual Meeting of Shareholders, by proxy on the internet or by telephone, or by completing and mailing the enclosed proxy card in the return envelope provided.

Thank you for your support of Catalent.

Sincerely yours, John Chiminski Chair of the Board and Chief Executive Officer

Notice of 2019 Annual Meeting

of Shareholders

Annual Meeting of Shareholders

Items of Business:

• Elect three members of our Board of Directors, each for a term of one year;

• Ratify the appointment of Ernst & Young LLP as our independent auditor for fiscal 2020;

• Conduct an advisory and non-binding vote to approve our executive compensation (“say-on-pay”); and

• Consider other business as may properly come before the 2019 Annual Meeting of Shareholders.

Date:
Wednesday October 30, 2019
Time:
8:00 a.m. Eastern
Place:
Catalent, Inc. 14 Schoolhouse Road Somerset, NJ 08873

Record Date: Only shareholders of record at the close of business on September 3, 2019 will be entitled to attend and vote at the 2019 Annual Meeting of Shareholders.

Your vote is important. Review your Proxy Statement and vote in one of four ways:

IN PERSON. Attend the 2019 Annual Meeting of Shareholders at Catalent, Inc., 14 Schoolhouse Road, Somerset, New Jersey 08873 and vote by ballot.

BY TELEPHONE. By calling 1-800-690-6903 (toll free) in the United States or Canada and following the instructions on your proxy card.

BY INTERNET. By visiting www.proxyvote.com and following the instructions on your Notice of Internet Availability or proxy card.

BY MAIL. By returning a properly completed, signed and dated proxy card in the postage-paid envelope. If you have not already received a proxy card, you may request a proxy card from us by following the instructions on your Notice of Internet Availability.

Important notice regarding the availability of proxy materials for the Annual Meeting: You may obtain this 2019 Proxy Statement and our 2019 Annual Report at www.proxyvote.com.

By order of the Board of Directors,

Steven L. Fasman

Senior Vice President, General Counsel & Corporate Secretary

September 20, 2019

TABLE OF CONTENTS        2019 Proxy Statement  |  CATALENT, INC.        i

1	PROXY SUMMARY

5	PROPOSAL 1: Elect Three Members of our Board of Directors

5	Background to the Board’s Recommendation in Favor of the Nominees

6	Director Nominees

9	Continuing Directors

13	CORPORATE GOVERNANCE

13	Key Corporate Governance Features

14	The Board and Committees of the Board

15	Committee Membership and Function

16	Compensation Committee Interlocks and Insider Participation

18	Director Independence

18	Board Leadership Structure

19	Board and Committee Evaluation Process

19	Board’s Role in Risk Oversight

19	Majority Voting and Director Resignation Policy

20	Director Nomination Process

20	Proxy Access

21	Communications with the Board of Directors

21	Standards of Business Conduct

21	Transactions with Related Persons

24	Executive Officers

29	OWNERSHIP OF OUR COMMON AND PREFERRED STOCK

29	Securities Owned by Certain Beneficial Owners, Directors, and Management

30	Section 16(a) Beneficial Ownership Reporting Compliance

30	Equity Compensation Plan Information

32	DIRECTOR COMPENSATION

34	COMPENSATION DISCUSSION AND ANALYSIS

35	Introduction

35	Executive Summary

36	Overview of 2019 Business Performance and Executive Compensation

39	Our Executive Compensation Program

41	The Compensation Process

42	Compensation Determinations for 2019

48	Other Benefits under Our Executive Compensation Program

51	Other Compensation Practices and Policies

54	REPORT OF THE COMPENSATION COMMITTEE

55	EXECUTIVE COMPENSATION TABLES

56	Fiscal 2019 Summary Compensation Table

58	Fiscal 2019 Grants of Plan-Based Awards Table

59	Fiscal 2019 Outstanding Equity-Based Awards at Year-End Table

62	Fiscal 2019 Option Exercises and Stock Vested Table

62	Fiscal 2019 Non-Qualified Deferred Compensation Table

63	Deferred Compensation

64	Fiscal 2019 Potential Payments upon Employment Termination or Change of Control Tables

66	PAY RATIO

67	PROPOSAL 2: Ratification of Appointment of Independent Auditor for Fiscal 2020

69	REPORT OF THE AUDIT COMMITTEE

70	PROPOSAL 3: Advisory Vote to Approve Our Executive Compensation (Say-On-Pay)

71	ANNUAL MEETING, VOTING, AND PROCEDURES

71	Annual Meeting Information

71	Availability of Proxy Materials

71	Who is Entitled to Vote at the Annual Meeting

72	How to Vote

72	Revoking a Proxy

73	Quorum and Required Vote

73	Proposals to be Voted on and Board Recommendation

73	Effect of Not Casting Your Vote

74	Solicitation

74	Availability of Voting Results

75	INFORMATION ABOUT 2020 ANNUAL MEETING

A-1	APPENDIX A: Non-GAAP Financial Measures

PROXY SUMMARY        2019 Proxy Statement  |  CATALENT, INC.        1

Proxy Summary

This summary highlights certain information in this Proxy Statement, which is first being sent or made available to shareholders on or about September 20, 2019. As it is only a summary, please review the complete Proxy Statement and our 2019 Annual Report before you vote.

2019 Financial Performance Highlights

The following summary of our financial results for the twelve months ended June 30, 2019 (which we often call “fiscal 2019” in this Proxy Statement) highlights our progress in growing our business.

REVENUE OF $2,518 MILLION GROWTH OF 5% ON CONSTANT-CURRENCY BASIS(1)	NET EARNINGS OF $137 MILLION $0.90 PER DILUTED SHARE
ADJUSTED EBITDA OF $600 MILLION GROWTH OF 11% ON CONSTANT-CURRENCY BASIS(2)	NET LEVERAGE RATIO OF 4.4x 5.4X INTEREST COVERAGE RATIO
SHAREHOLDER RETURN OF 29% 26TH OUT OF 137 PEER COMPANIES IN RELATIVE TOTAL SHAREHOLDER RETURN FOR THREE-YEAR PERIOD ENDED JUNE 30, 2019(3)	COMPLETED major gene therapy ACQUISITION

CONTINUED TO REINVEST A SIGNIFICANT PORTION OF OUR FREE CASH FLOW IN ATTRACTIVE, STRATEGIC, GROWTH-DRIVING ASSETS

(1)

Amounts at “constant currency,” or constant exchange rates, assume that exchange rates from foreign currencies into the U.S. dollar, the currency in which we report our financial results, did not fluctuate from those used to calculate the corresponding fiscal 2018 amounts. Percent change at constant currency is a financial reporting measure not prepared in accordance with generally accepted accounting principles (“non-GAAP”). For a further discussion of this measure, please see the Appendix entitled “Non-GAAP Financial Measures,” beginning on page A-1.

(2)

For an explanation of how we determine Adjusted EBITDA and how this non-GAAP financial measure reconciles to our reported results, please see the Appendix entitled “Non-GAAP Financial Measures,” beginning on page A-1.

(3)	See discussion under “Long Term Incentive Awards” beginning on page 45.

2         CATALENT, INC.  |  2019 Proxy Statement        PROXY SUMMARY

Executive Compensation

For fiscal 2019, 87% of the target total direct compensation of our Chief Executive Officer (“CEO”) consisted of variable pay—pay that is either performance-based or tied to the price of our common stock—and 70% of his target compensation consisted of long-term equity awards. For our other executive officers discussed in this Proxy Statement (together with our CEO, our “Named Executive Officers” or “NEOs”), an average of 66% of their target total direct compensation was variable pay. The following charts illustrate the compensation pay ratio for our CEO and NEOs. These charts do not include other compensation, pension values, and nonqualified deferred compensation earnings, which are shown in the Summary Compensation Table in this Proxy Statement.

CEO Target Direct Compensation	Other NEOs Target Direct Compensation

The allocation of variable compensation for our CEO and other NEOs aligns with our compensation philosophy of motivating our executive officers to achieve our overall performance objectives in the short term and to grow the business to create long-term value for our shareholders. The following table provides highlights of the compensation of our CEO and other NEOs in fiscal 2019 as reported in the 2019 Summary Compensation Table in this Proxy Statement. For the complete details of compensation, please review the entire Proxy Statement.

PROXY SUMMARY        2019 Proxy Statement  |  CATALENT, INC.        3

2019 Executive Compensation Highlights

Name	Base Salary ($)	Management Incentive Plan (MIP) (Annual Bonus) ($)	Long-Term Incentive Plan (LTIP) ($)	All Other Compensation ($)	Total Compensation ($)
John Chiminski	$1,025,000	$1,432,485	$5,925,278	$132,224	$8,514,987
Wetteny Joseph	$ 498,489	$ 376,440	$ 800,107	$ 61,292	$1,736,328
Peter Buzy(1)	$ 49,253	$ 134,548	$4,000,009	$ 2,239	$4,186,049
Steven L. Fasman	$ 550,000	$ 437,705	$ 650,112	$ 50,715	$1,688,532
Alessandro Maselli	$ 450,266	$ 299,518	$ 450,106	$680,669	$1,880,559

(1)

Mr. Buzy became an employee and officer on May 17, 2019 (the “Paragon Closing”), upon our acquisition of Paragon Bioservices, Inc. (“Paragon”). Mr. Buzy’s annual bonus figure represents an award under the compensation program in place at Paragon prior to its acquisition, and was not made as part of our Management Incentive Plan (the “MIP”). Beginning with fiscal 2020, he will participate in our MIP on the same basis as the other NEOs. The amount reported under the Long-Term Incentive Plan column constitutes a one-time restricted stock unit grant valued at $2,000,000 and a stock option grant valued at $2,000,009, both of which were granted in connection with Mr. Buzy’s hiring.

96.9% IN FAVOR OF OUR SAY-ON-PAY PROPOSAL	At the 2018 Annual Meeting, our shareholders demonstrated their concurrence that our executive compensation program reflects a pay-for-performance philosophy.

Corporate Governance

We have in place what we believe are strong corporate governance standards and practices to assure effective management by our executives and oversight by our Board of Directors. We are committed to good governance because it promotes the long-term interests of shareholders, as well as accountability and trust in us. Highlights of our corporate governance standards and practices include the following:

Corporate Governance Highlights

ACCOUNTABILITY	BOARD PRACTICES

• Annual Board and Committee self-evaluation

• Annual CEO evaluation

• Board-approved Quality and Regulatory Compliance and Mergers & Acquisitions Committees

• Board-approved statement opposing modern slavery

• Declassification of Board underway

• Regular meetings of Committees • Lead Director requirement • Independent Committee chairs and members • Limits on director “overboarding” • Majority-independent board

SHAREHOLDER INTEREST	TRANSPARENCY
• Emphasize pay-for-performance • Director & executive stock ownership goals • Continuity planning • Shareholder proxy access

• Corporate Governance Guidelines

• Securities trading policy

• Board-approved Code of Ethics, known as our “Standards of Business Conduct,” applicable to all employees, officers, and directors

• Resignation policy in uncontested elections

4         CATALENT, INC.  |  2019 Proxy Statement        PROXY SUMMARY

Annual Meeting

DATE AND TIME Wednesday, October 30, 2019 8:00 a.m. Eastern

PLACE Catalent, Inc. 14 Schoolhouse Road Somerset, New Jersey

RECORD DATE Close of business on September 3, 2019.

VOTING Only shareholders on the record date are entitled to vote, with one vote per each common share on each matter to be voted upon at the 2019 Annual Meeting of Shareholders.

The holders of our Series A Convertible Preferred Stock (the “Series A Preferred”) will vote alongside our holders of common shares on an as-converted basis, and are obligated to vote in the manner recommended by our Board with respect to the three proposals described in this Proxy Statement. See “Transactions with Related Persons – Stockholders’ Agreement” below for a description of the voting obligations imposed on the Series A Preferred holders.

ADMISSION

We do not require tickets for admission to the 2019 Annual Meeting of Shareholders, but we do limit attendance to shareholders on the record date or their proxy holders. Please bring proof of your common share ownership, such as a current brokerage statement, the 16-digit number included on your proxy card or Notice of Internet Availability, and valid government-issued photo identification.

Annual Meeting Proposals

Proposal		Board Vote Recommendation	Page Number Reference
1	Elect Three Members of Our Board of Directors	FOR	5
2	Ratification of Appointment of Independent Auditor for Fiscal 2020	FOR	67
3	Advisory Vote to Approve Our Executive Compensation (Say-on-Pay)	FOR	70

Our Board does not intend to bring any matter before the 2019 Annual Meeting of Shareholders other than those set forth above and is not aware of any matter that anyone else proposes to present for action at the meeting. However, if any other matter properly comes before the meeting, your proxy gives authority to the designated proxy holder to vote on such matters in accordance with the holder’s best judgment.

PROPOSAL 1: ELECT THREE MEMBERS OF OUR BOARD OF DIRECTORS        2019 Proxy Statement  |  CATALENT, INC.        5

Proposal 1:

Elect Three Members of our Board of Directors

(ITEM 1 ON THE PROXY CARD)

Our Board currently consists of eleven directors. Ten of them are distributed among three classes, I, II, and III, with the current directors serving class-based staggered terms of three years until their successors are duly elected and qualified, or until their earlier death, resignation, or removal. One of our directors, Peter Zippelius, is elected to a one-year term by the vote of the holders of our Series A Preferred and is not assigned to a class.

At our 2018 Annual Meeting of Shareholders, our shareholders approved a proposal to declassify our Board over a three-year period. Beginning with this year’s election, all new or re-elected directors will be elected to one-year terms. As of the 2021 Annual Meeting of Shareholders, all directors will be subject to election or re-election to one-year terms.

The directors in Class II, whose terms expire at the 2019 Annual Meeting of Shareholders, are Madhavan Balachandran, J. Martin Carroll, and John J. Greisch. Our Board has nominated each of them to stand for re-election for a one-year term, and each has consented to being named in this Proxy Statement and to serve if elected.

Our Board unanimously recommends that you vote on your proxy card or voting instruction form "FOR" the election of each of the Board's nominees, Madhavan Balachandran, J. Martin Carroll, and John J. Greisch, to serve as directors until our 2020 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earlier death, resignation, or removal.

Background to the Board’s

Recommendation in Favor of the Nominees

The Nominating and Corporate Governance Committee of our Board (the “Nominating Committee”) is directed under its charter to identify qualified individuals to become directors, and to recommend individuals it identifies to our Board for nomination. The Nominating Committee considers a number of factors and principles in recommending the slate of director nominees for election, as described below under the heading “Director Nomination Process” on page 20.

The Nominating Committee has evaluated each of Messrs. Balachandran, Carroll, and Greisch against the factors and principles it uses to select nominees for director. The Nominating Committee considered, among other things, that each of the nominees is an existing member of our Board, is familiar with us and the risks and opportunities we face, and has demonstrated an ability to work collegially and productively with the other members of our Board. The Nominating Committee also considered particular aspects of each of the director nominees, as noted below with the nominee’s biography under the heading “Specific qualifications, experience, skills, and expertise.”

Following its evaluation, the Nominating Committee voted to recommend the nominees to our Board as candidates for election to a new term of office. Based in part on the Nominating Committee’s evaluation and recommendation, our Board has concluded that it is in our best interest and the best interest of our shareholders for each of the proposed nominees to continue to serve as a director.

6         CATALENT, INC.  |  2019 Proxy Statement        PROPOSAL 1: ELECT THREE MEMBERS OF OUR BOARD OF DIRECTORS

Director Nominees

MADHAVAN “MADHU” BALACHANDRAN

Director since 2017 Age: 68 Committees: • Nominating and Corporate Governance • Quality and Regulatory Compliance

Mr. Balachandran is Chief Executive Officer of ADRx, Inc., a preclinical stage biotechnology company, a position he has held since August 2019. Previously, he was Executive Vice President, Operations of Amgen Inc., a global biotechnology company, from August 2012 until July 2016 and retired as an Executive Vice President in January 2017. Mr. Balachandran joined Amgen in 1997 as Associate Director, Engineering. He became Director, Engineering in 1998, and, from 1999 to 2001, he held the position of Senior Director, Engineering and Operations Services before moving to the position of Vice President, Information Systems from 2001 to 2002. Thereafter, Mr. Balachandran was Vice President, Puerto Rico Operations from May 2002 to February 2007. From February 2007 to October 2007, Mr. Balachandran was Vice President, Site Operations, and, from October 2007 to August 2012, he held the position of Senior Vice President, Manufacturing. Prior to his tenure at Amgen, Mr. Balachandran held leadership positions at Copley Pharmaceuticals, now a part of Teva Pharmaceuticals Industries Ltd., and Burroughs Welcome Company, a predecessor through mergers of GlaxoSmithKline plc. He has served as a director of Stevanato Group since September 2018 and as a director of uniQure NV since September 2017. Mr. Balachandran holds a Master of Science degree in Chemical Engineering from The State University of New York at Buffalo and an MBA from East Carolina University.

Specific qualifications, experience, skills, and expertise:

• Extensive experience overseeing the manufacturing operations of a healthcare company

• Extensive experience with the manufacturing and marketing of biologics-based pharmaceuticals and other biologics products

• Leadership experience with other public companies

J. MARTIN CARROLL

Director since 2015 Age: 69 Committees: • Nominating and Corporate Governance (chair) • Compensation and Leadership • Quality and Regulatory Compliance

Mr. Carroll served as President and Chief Executive Officer of Boehringer Ingelheim Corporation and of Boehringer Pharmaceuticals, Inc. from 2003 until 2011 and as Head, Corporate Strategy and Development of Boehringer Ingelheim GmbH from 2012 until his retirement in 2013. Mr. Carroll served as a director of Boehringer Ingelheim Corporation from 2003 until December 2012. Mr. Carroll joined the Boehringer Ingelheim organization in 2002 as President of Boehringer Pharmaceuticals, Inc. Mr. Carroll worked at Merck & Company, Inc. from 1976 to 2001. From 1972 to 1976, Mr. Carroll served in the United States Air Force, where he attained the rank of Captain. Mr. Carroll has been a director of Mallinckrodt plc since June 2013, serving as Chair of its Compliance Committee, and has also served as a director of TherapeuticsMD, Inc. since March 2015. He served as a director of Inotek from April 2016 to June 2016 and as Chairman of its Board from June 2016 until January 2018 when Inotek was sold to Rocket Pharmaceutical. Mr. Carroll also served as a director of Durata Therapeutics, Inc. from August 2014 until November 2014 when it was acquired by Actavis plc, and as a director of Vivus, Inc. from May 2013 until September 2014. Mr. Carroll received a B.A. in accounting and economics from the College of the Holy Cross and an M.B.A. from Babson College.

Specific qualifications, experience, skills, and expertise:

• Substantial experience with sales and marketing issues

• Substantial experience serving as a director

• Substantial expertise in advising and managing multi-national companies with multiple business units

• Substantial experience with pharmaceutical and other healthcare companies

• Substantial experience reviewing and analyzing executive compensation programs

PROPOSAL 1: ELECT THREE MEMBERS OF OUR BOARD OF DIRECTORS        2019 Proxy Statement  |  CATALENT, INC.        7

JOHN J. GREISCH

Director since 2018 Age: 64 Committees: • Audit (chair) • Compensation and Leadership

Mr. Greisch retired in May 2018 from his position as President and Chief Executive Officer of Hill-Rom Holdings, Inc., a position that he had held since 2010. Prior to that, Mr. Greisch was President International Operations for Baxter International, Inc., a position he held beginning in 2006. During his seven-year tenure with Baxter, he also served as the company’s Chief Financial Officer and as President of its BioScience division. Before his time with Baxter, Mr. Greisch was President and Chief Executive Officer for FleetPride Corporation in Deerfield, Illinois, an independent after-market distribution company serving the transportation industry. Prior to his tenure at FleetPride, he held various positions at The Interlake Corporation, including serving as President of its Materials Handling Group. Mr. Greisch currently serves as chairman of the board of Viant Medical, LLC and as a director on the board of Idorsia Pharmaceuticals Ltd. and Cerner Corporation, and previously served on the boards of Hill-Rom Holdings, Inc., Actelion Ltd, and TomoTherapy, Inc. Additionally, he serves as a senior advisor to TPG Capital and is on the board of directors for Ann & Robert H. Lurie Children’s Hospital of Chicago. He received a Master’s in Management from the Kellogg School of Management at Northwestern University and a B.S. degree from Miami University.

Specific qualifications, experience, skills, and expertise:

• Leadership experience with other public companies, including service as a chief executive officer and chief financial officer

• Substantial experience with other healthcare companies

• Substantial experience preparing and analyzing complex public company financial statements

• Substantial experience reviewing and analyzing executive compensation programs

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE THREE NOMINEES FOR DIRECTOR.

8         CATALENT, INC.  |  2019 Proxy Statement        PROPOSAL 1: ELECT THREE MEMBERS OF OUR BOARD OF DIRECTORS

Series A Preferred Director Nominee

In connection with the Annual Meeting, the holders of the shares of Series A Preferred will vote on one director nominee to hold office for a one-year term. The nominee, Peter Zippelius, is a current Board member who was designated by the affiliates of Leonard Green & Partners, L.P. (“Leonard Green”) who are the holders of all of the outstanding shares of Series A Preferred. The holders of Series A Preferred will vote separately, as a class, on the election of this director. The holders of common stock do not vote on this director nominee. See below under “Transactions with Related Persons—Stockholders’ Agreement” for a description of the additional rights held by holders of our Series A Preferred.

PETER ZIPPELIUS

Director since 2019 Age: 41

Mr. Zippelius is a partner of Leonard Green, which he joined in 2018. Previously Mr. Zippelius was a Managing Director and Co-Head of North American Healthcare Investment Banking at J.P. Morgan, which he joined in 2015. Prior to J.P. Morgan, Mr. Zippelius was a Managing Director and Co-Head of Healthcare Services Investment Banking at Deutsche Bank Securities, and prior to that, he was a Managing Director in the Healthcare Investment Banking group at Morgan Stanley. Mr. Zippelius began his career in the Mergers and Acquisitions department of Solomon Smith Barney. He earned a Bachelor of Science degree in Finance from Virginia Tech.

Specific qualifications, experience, skills, and expertise:

• Substantial experience in mergers and acquisitions

• Familiar with corporate finance and strategic business planning activities

• Substantial experience with pharmaceutical and other healthcare companies

PROPOSAL 1: ELECT THREE MEMBERS OF OUR BOARD OF DIRECTORS        2019 Proxy Statement  |  CATALENT, INC.        9

Continuing Directors

JOHN CHIMINSKI

Director since 2009 Chair since 2016 Age: 55

John Chiminski has led Catalent as Chief Executive Officer since March 2009. He joined us after more than 20 years of experience at GE Healthcare in engineering, operations, and senior leadership roles. From 2007 to 2009, Mr. Chiminski was President and Chief Executive Officer of GE Medical Diagnostics, a global business with sales of $1.9 billion. From 2005 to 2007, he served as Vice President and General Manager of GE Healthcare’s Global Magnetic Resonance Business, and from 2001 to 2005, as Vice President and General Manager of Global Healthcare Services. Earlier at GE, he held a series of cross-functional leadership positions in both manufacturing and engineering, including a GE Medical Systems assignment in France. Mr. Chiminski holds a B.S. from Michigan State University and an M.S. from Purdue University, both in electrical engineering, as well as a Master’s degree in Management from the Kellogg School of Management at Northwestern University.

Specific qualifications, experience, skills, and expertise:

• Substantial expertise in advising and managing companies in various segments of the healthcare industry

• Significant experience overseeing the day-to-day business operations of a healthcare company

• Extensive experience as a business leader in our industry

• Experience serving on corporate boards

ROLF CLASSON

Director since 2014 Age: 73 Committees: • Audit • Mergers & Acquisitions

From October 2002 until his retirement in July 2004, Mr. Classon was Chairman of the Executive Committee of Bayer HealthCare AG, a subsidiary of Bayer AG. He served as President of Bayer Diagnostics from 1995 to 2002 and as Executive Vice President of Bayer Diagnostics from 1991 to 1995. Prior to 1991, Mr. Classon held various management positions with Pharmacia Corporation. Mr. Classon currently serves as Chairman of the Board of Directors of Perrigo Company plc and as a member of the Supervisory Board of Fresenius Medical Care. He was previously Chairman of the Board of Directors of Tecan Group Ltd., serving from 2009 until April 2018. Mr. Classon served as Chairman of the Board of Directors of Hill-Rom Holdings, Inc. from 2006 until March 2018, also serving as Vice Chairman of the Board from 2003 through May 2005 and as interim chief executive officer from May 2005 until March 2006. From 2005 to 2015, Mr. Classon served as Chairman of the Board of Directors of Auxilium Pharmaceuticals, Inc., and as Vice Chairman from March 2005 to April 2005. Mr. Classon previously served as a director of Sequanna Medical AG from 2016 until 2017, Aerocine AB, Stockholm from 2013 until 2015, Millipore Corporation from 2005 until 2010, Prometheus Laboratories Inc. from 2004 until 2010, and Enzon Pharmaceuticals Inc. from January 1997 until 2011. Mr. Classon received his Chemical Engineering Certificate from the Gothenburg University School of Engineering and a Business Degree from Gothenburg University.

Specific qualifications, experience, skills, and expertise:

• Leadership experience with other public companies

• Substantial experience serving as a director and as a member of public company audit committees

• Substantial expertise in advising and managing multi-national companies with multiple business units

• Substantial experience with pharmaceutical and other healthcare companies

• Experience reviewing and analyzing complex public company financial statements

10         CATALENT, INC.  |  2019 Proxy Statement        PROPOSAL 1: ELECT THREE MEMBERS OF OUR BOARD OF DIRECTORS

ROSEMARY A. CRANE

Director since 2018 Age: 59 Committees: • Audit

Ms. Crane is currently a member of the board of directors of each of Teva Pharmaceutical Industries Limited, where she serves as chair of the board’s Human Resources Compensation Committee, and has previously served as a director of Edge Therapeutics, Inc., Unilife Corporation, Cipher Pharmaceuticals, MELA Sciences, Inc., Epocrates Inc., Targanta Therapeutics, and Zealand Pharma A/S. She also serves as a director of Hackensack Meridian Health Center for Discovery and Innovation. Ms. Crane retired in 2014 from MELA Sciences, Inc., where she served as President and Chief Executive Officer beginning in 2013. From 2011 to 2013, she was a Partner and Head of Commercialization at Appletree Partners and, from 2008 to 2011, served as Chief Executive Officer and President of Epocrates Inc. From 2002 to 2008, Ms. Crane served in several senior executive positions at the Johnson & Johnson Group of Companies, ending as Company Group Chairman, OTC and Nutritional Group. From 1982 to 2002, she was at Bristol-Myers Squibb Company, ending her tenure there as President, U.S. Primary Care. Ms. Crane received her M.B.A. from Kent State University and her B.A. in Communications and English from the State University of New York at Oswego.

Specific qualifications, experience, skills, and expertise:

• Substantial experience in commercialization and business operations in the pharmaceutical and biotechnology industries

• Substantial experience serving on the boards of directors of healthcare companies

• Experience reviewing and analyzing complex public company financial statements

CHRISTA KREUZBURG, PH.D.

Director since 2018 Age: 59 Committees: • Nominating and Corporate Governance • Quality and Regulatory Compliance

Dr. Kreuzburg has been consulting in the healthcare sector since retiring from Bayer AG in 2009, after 19 years of service in a variety of roles, including service as Head of the Bayer Schering Pharma Europe/Canada unit of Bayer Healthcare from 2007 to 2008, and as Head of the Pharma Primary Care/International Operations unit of Bayer Healthcare from 2006 to 2007. She also held roles in the Strategic Planning and Central Research groups. Dr. Kreuzburg is currently a member of the board of directors of Tecan Trading AG of Switzerland and has previously served as a director of Freedom Innovations LLC. Dr. Kreuzburg received her Ph.D. and Bachelor’s degrees in Physical Chemistry from Duisburg University in Germany.

Specific qualifications, experience, skills, and expertise:

• Substantial experience with the management and operations of pharmaceutical companies

• Substantial expertise in advising and managing multi-national companies with multiple business units

PROPOSAL 1: ELECT THREE MEMBERS OF OUR BOARD OF DIRECTORS        2019 Proxy Statement  |  CATALENT, INC.        11

GREGORY T. LUCIER

Director since 2015 Age: 55 Committees: • Compensation and Leadership (chair) • Mergers & Acquisitions

Mr. Lucier is the chief executive officer of Corza Health, Inc., a company focused on acquiring companies and assets as part of a strategy to build a market-leading healthcare business. Prior to that, he served as Chief Executive Officer of NuVasive, Inc., a medical device company, from 2015 to 2018. Before joining NuVasive, Inc. in March 2015, Mr. Lucier was Chairman and Chief Executive Officer of Life Technologies Corporation (formerly Invitrogen Corporation), a global biotechnology company, from May 2003 until it was acquired by Thermo Fisher Scientific, Inc. in February 2014. Prior to that, Mr. Lucier was a corporate officer at General Electric Company, where he served in a variety of leadership roles. Mr. Lucier is a director of NuVasive, Inc. and served as a director of Life Technologies Corporation from May 2003 to February 2014 and of Carefusion Corporation from August 2009 until its sale to Becton, Dickinson and Company in March 2015. Mr. Lucier received an M.B.A. from Harvard Business School and a B.S. in industrial engineering from Pennsylvania State University.

Specific qualifications, experience, skills, and expertise:

• Leadership experience with other public companies

• Substantial experience serving as a director

• Substantial expertise in advising and managing multi-national companies with multiple business units

• Substantial experience with pharmaceutical and other healthcare companies

• Substantial experience reviewing and analyzing executive compensation programs

DONALD E. MOREL, JR., PH.D.

Director since 2015 Age: 61 Committees: • Quality and Regulatory Compliance (chair) • Audit • Compensation and Leadership

Dr. Morel retired in June 2015 as Chairman of West Pharmaceutical Services, Inc. (“West”), a leading manufacturer of packaging components and delivery systems for injectable drugs and healthcare products, a position he had held since March 2003. He also served as West’s Chief Executive Officer from April 2002 until April 2015 and as its President from April 2002 until June 2005. Currently, Dr. Morel serves as Chairman of the Board of Directors of the American Oncologic Hospital of the Fox Chase Cancer Center. He also serves as a Chairman of the Board of Trustees of the Franklin Institute and is a Trustee of Lafayette College. Additionally, Dr. Morel has been a director of Stevanato Group since September 2018 and of Integra Life Sciences Holdings Corporation since August 2013. Prior to that, he served as a director of Kensey Nash Corporation from 2010 until 2012. Dr. Morel obtained a Master of Science degree and a Ph.D. in Materials Science from Cornell University and a Bachelor of Science degree in Engineering from Lafayette College.

Specific qualifications, experience, skills, and expertise:

• Substantial experience and leadership in managing a life sciences business performing contract development and manufacturing services

• Substantial experience serving on the boards of directors of public companies

• Experience reviewing and analyzing complex public company financial statements

12         CATALENT, INC.  |  2019 Proxy Statement        PROPOSAL 1: ELECT THREE MEMBERS OF OUR BOARD OF DIRECTORS

JACK STAHL

Director since 2014 Lead Director since 2016 Age: 66 Committees: • Mergers & Acquisitions (chair) • Nominating and Corporate Governance

Mr. Stahl was the President and Chief Executive Officer of Revlon, Inc. from 2002 until his retirement in 2006. Prior to joining Revlon, Mr. Stahl served as President and Chief Operating Officer of The Coca-Cola Company from 2000 to 2001, having previously served in various management positions since joining the company in 1979. Mr. Stahl serves on the boards of United Natural Foods, Inc. and Advantage Solutions LLC and on the U.S. board of advisors of CVC Capital. Additionally, Mr. Stahl formerly served on the boards of Schering-Plough Corporation, Dr Pepper Snapple Group, Saks, Inc., Coty Inc., and Royal Ahold Delhaize, and was chairman of the board of managers of New Avon LLC. Mr. Stahl holds a bachelor’s degree in economics from Emory University and a master’s degree from the Wharton School of Business at the University of Pennsylvania.

Specific qualifications, experience, skills, and expertise:

• Leadership experience with other public companies

• Substantial experience serving as a director

• Substantial expertise in advising and managing multi-national companies with multiple business units

• Accounting experience and experience preparing and analyzing complex corporate financial statements

CORPORATE GOVERNANCE        2019 Proxy Statement  |  CATALENT, INC.        13

Corporate Governance

We are committed to ensuring strong corporate governance practices on behalf of our shareholders. We believe strong corporate governance and an independent Board provide the foundation for financial integrity and shareholder confidence. In 2018, as part of its ordinary course review of our corporate governance program, and taking into account, among other things, developments in corporate governance, shareholder interactions, legal or regulatory developments, proxy advisory firm positions, SEC guidance, and New York Stock Exchange (“NYSE”) requirements, our Nominating Committee concluded that it was in the best interests of the company and our shareholders to recommend to our Board that it approve declassification of the Board over a three-year period. This was approved both by our Board and our shareholders at our 2018 Annual Meeting of Shareholders and the classified board is in the process of being phased out. The Nominating Committee will continue to review our corporate governance practices as part of its continuing exercise of its Board-delegated authority and responsibilities.

Our commitment to good corporate governance is evidenced by our Corporate Governance Guidelines (our “Governance Guidelines”), which are available on our corporate website at http://investor.catalent.com/corporate-governance. Our Governance Guidelines set forth the principles and practices that our Board follows in carrying out its responsibilities, including ongoing review of our corporate governance practices in light of our business initiatives, the interests of our shareholders, and evolving best practices.

Key Corporate Governance Features

Important aspects of our corporate governance include the following:

Board Independence	• Our Board has determined that ten out of eleven of our directors are “independent” under the NYSE listing standards, with our CEO being the only member of management who serves as a director.
Board Committees

• We have five committees of the Board—the Audit Committee, the Compensation and Leadership Committee, the Nominating Committee, the Quality and Regulatory Compliance Committee, and the Mergers & Acquisitions Committee—each of which is composed entirely of independent directors.

• Each of our five Committees operates under a written charter and reports regularly to the Board concerning its activities.

Lead Director

• When a non-independent director serves as Chair of our Board, our Governance Guidelines require the independent directors to appoint a Lead Director from among them. Mr. Stahl has served in that role since October 2016.

Executive Sessions	• Our Board holds regular executive sessions of non-management directors, which are chaired by our Lead Director.
Board Oversight of Risk

• Risk management is overseen by our Audit Committee.

• Our Compensation and Leadership Committee reviews risks arising from our compensation practices so that those practices encourage management only to act in the best interests of our shareholders.

• Our Nominating Committee oversees risk associated with potential conflicts of interest as well as effectiveness of our Governance Guidelines.

• Our Quality and Regulatory Compliance Committee focuses on risks arising out of the extensive food, drug, and cosmetics regulations that govern our operations and our relationships with our customers.

Corporate Governance Guidelines	• Our Board operates under our Governance Guidelines, which define director qualification standards and other appropriate governance procedures.

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Majority Voting and Director Resignation Policy

• Directors in uncontested elections must garner the approval of a majority of the shares cast. Any director not receiving a majority of the cast shares in an uncontested election must tender a resignation to the Nominating Committee, which shall promptly consider such resignation and make a recommendation to our Board with respect to what action should be taken.

Accountability

• Our authorized stock consists of one class of common stock and one class of preferred stock. Each share of our common stock is entitled to one vote. We have also issued the Series A Preferred, which votes on an as-converted basis with our common stock.

Stock Ownership

• Each non-employee director is required to own shares of our common stock in an amount equal to five times the non-employee director annual cash retainer.

• Guidelines adopted by our Compensation and Leadership Committee state that each of our executive officers must own shares of our common stock: our CEO must own an amount equal to 5 times his annual salary, and each of our other executive officers must own an amount equal to two and one-half times the officer’s salary.

Open Lines of Communication

• Our Board promotes open and frank discussions with senior management.

• Our directors have access to all members of management and other employees and are authorized to hire outside consultants or experts at our expense.

Self-Evaluation	• Our Board and each of the Committees conduct annual self-evaluations.
Code of Ethics	• Our Standards of Business Conduct, which, among other things, requires compliance with law and the maintenance of appropriate ethical standards, is applicable to all of our directors and employees.
Overboarding

• Without specific approval from our Board, no director will serve on more than four other public company boards; no Audit Committee member will serve on more than two other public company audit committees; and it is expected that directors who also serve as CEOs or in equivalent positions at other public companies generally should not serve on more than two outside public company boards.

Shareholder Proxy Access

• Shareholders who satisfy the standards set forth in our bylaws have the ability to include on our proxy their own nominees for election to our Board, provided that such director nominees satisfy the eligibility requirements set forth in our bylaws.

The Board and Committees of the Board

We are governed by our Board, which provides overall direction to and oversight of our business. As described in the table below, our Board consists of eleven directors, ten of whom are assigned across three classes (I, II and III) and one of whom, the nominee of the Series A Preferred holders, is unassigned. All of our directors other than Mr. Chiminski, who is also our CEO, have been determined by our Board to be independent under our Governance Guidelines and the NYSE listing standards. Each year, there is an election with respect to the class of directors whose terms are expiring. Beginning with this year’s elections in respect of the Class II directors, newly elected and re-elected directors will not be members of a class and will serve for a one-year term until the director’s successor is duly elected and qualified, or until the director’s earlier death, resignation, or removal. When the terms of the Class III and Class I directors end at the 2020 and 2021 Annual Meetings of Shareholders, respectively, they or their successors will similarly serve for a one-year term until the director’s successor is duly elected and qualified, or until the director’s earlier death, resignation, or removal. Mr. Zippelius is subject to a separate vote by the holders of the Series A Preferred, who have informed us that they will be electing him to a one-year term coinciding with that of the directors being elected at the 2019 Annual Meeting of Shareholders.

Four of the committees established by our Board—the Audit Committee, the Compensation and Leadership Committee (the “Compensation Committee”), the Nominating Committee, and the Quality and Regulatory Compliance Committee (the “Quality Committee”)—each meet regularly. Our Board also has a standing Mergers & Acquisitions Committee (the “M&A Committee”) that meets on an as-needed basis. Each committee has a written charter, which can be found on our website at http://investor.catalent.com/corporate-governance, and is comprised solely of independent directors as determined under our Governance Guidelines and applicable NYSE listing standards and the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Committee Membership and Function

The following table lists each director’s Class, if any, and the Chair and current members of each of the Committees.

				Current Committee Membership
Name	Class	Current Term End Year	Determination of Independence?	Audit	Compensation and Leadership	Nominating and Corporate Governance	Quality and Regulatory Compliance	Mergers & Acquisitions
John Chiminski(1)	Class I	2021	NO
Rosemary A. Crane	Class I	2021	YES	¡
Donald E. Morel, Jr.	Class I	2021	YES	¡	¡		CHAIR
Jack Stahl(2)	Class I	2021	YES			¡		CHAIR
Madhavan Balachandran	Class II	2019	YES			¡	¡
J. Martin Carroll	Class II	2019	YES		¡	CHAIR	¡
John J. Greisch	Class II	2019	YES	CHAIR	¡
Rolf Classon	Class III	2020	YES	¡				¡
Christa Kreuzburg	Class III	2020	YES			¡	¡
Gregory Lucier	Class III	2020	YES		CHAIR			¡
Peter Zippelius(3)	None	2019	YES

(1)	As our CEO, Mr. Chiminski cannot be deemed independent.

(2)	Mr. Stahl serves as the Lead Director.

(3)	Mr. Zippelius was appointed to our Board effective upon the Paragon Closing, occupying a new seat that had been created in connection with the issuance of the Series A Preferred.

Audit Committee	Number of 2019 Meetings: 5
Membership:

John J. Greisch, Chair | Rolf Classon | Rosemary A. Crane | Donald E. Morel, Jr.

Function:

• Oversees the adequacy and integrity of our financial statements and our financial reporting and disclosure practices.

• Oversees the soundness of our system of internal controls to assure compliance with financial and accounting requirements.

• Retains and reviews the qualifications, performance, and independence of our independent auditor.

• Reviews and discusses with management and the independent auditor prior to public dissemination our annual audited financial statements, quarterly unaudited financial statements, earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

• Oversees our guidelines and policies relating to risk assessment and risk management, and management’s plan for risk monitoring and control.

• Oversees our internal audit function.

• Reviews and approves or ratifies all transactions between us and any “Related Person” (as defined in the federal securities laws and regulations) that are required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

• Oversees compliance with our Standards of Business Conduct.

• Prepares for and issues the Audit Committee Report contained in this Proxy Statement.

Our Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as defined in SEC regulations. The Report of the Audit Committee is included on page 69.

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Compensation and Leadership Committee	Number of 2019 Meetings: 6
Membership:

Gregory Lucier, Chair | J. Martin Carroll | John J. Greisch | Donald E. Morel, Jr.

Function:

• Establishes and reviews our overall compensation philosophy.

• Evaluates the performance of the CEO and determines and approves the annual salary, bonus, and equity-based incentive and other benefits, of the CEO.

• Reviews and approves, or recommends to our Board, the annual salary, bonus, and equity-based incentives and other benefits of our other executive officers.

• Reviews and recommends to our Board on the compensation of directors.

• Reviews all employment, severance, and termination agreements with our executive officers.

• Reviews and approves, or recommends to our Board, our incentive-compensation plans and equity-based plans.

• Oversees certain of our other benefit plans.

• Prepares for and issues the Compensation Committee Report contained in this Proxy Statement.

• As delegated by our Board, oversees management continuity and succession as well as executive officer development.

The Compensation Committee is permitted to delegate to one or more of our officers the authority to make awards to any non-Section 16 officer under our incentive-compensation or other equity-based plan. The Compensation Committee has delegated authority to management, on a non-exclusive basis, to make awards to employees, other than Section 16 officers, under prescribed conditions, including the condition that no individual award exceeds $200,000 in value (increasing in fiscal 2020 to $250,000 (excluding annual grants under our long-term incentive plan) with a $5 million annual cap). The Report of the Compensation Committee is included on page 54.

Compensation Committee Interlocks and Insider Participation

No Compensation Committee member is our current or former employee or officer. There is no interlock with any other board or company.

Nominating and Corporate Governance Committee	Number of 2019 Meetings: 2
Membership:

J. Martin Carroll, Chair | Madhavan Balachandran | Christa Kreuzburg | Jack Stahl

Function:

• Identifies and recommends nominees for election to our Board.

• Reviews the composition and size of our Board.

• Oversees an annual evaluation of the Board of Directors and each Committee.

• Regularly reviews our corporate governance documents, including our corporate charter and bylaws and our Governance Guidelines.

• Recommends members of our Board to serve on Committees. • As delegated by our Board, oversees and approves the management continuity planning process.

CORPORATE GOVERNANCE        2019 Proxy Statement  |  CATALENT, INC.        17

Quality and Regulatory Compliance Committee	Number of 2019 Meetings: 4
Membership:

Donald E. Morel, Jr., Chair | Madhavan Balachandran | J. Martin Carroll | Christa Kreuzburg

Function:

• Oversees and reviews our personnel, activities, processes and procedures that assure the quality of the products and services we deliver.

• Oversees our quality and regulatory compliance programs with respect to legal and regulatory requirements.

• Reports on significant audits, inspections and corrective and preventative actions on relative governmental investigations to our Board.

• Oversees the implementation of our quality and regulatory compliance program.

Mergers & Acquisitions Committee	Number of 2019 Meetings: 8
Membership:

Jack Stahl, Chair | Rolf Classon | Gregory Lucier

Function:

• Assists our Board in reviewing and assessing potential mergers, acquisitions, divestitures, and other similar strategic transactions, taking into account, among other things, (i) the risks and benefits to us and (ii) our Board’s obligation to oversee and provide overall direction to management with respect to such transactions.

BOARD AND COMMITTEE ATTENDANCE

During fiscal 2019, our Board met eight times and acted by unanimous written consent one time. Each director attended more than 75% of the respective meetings of our Board and our committees, if any, for which such director’s attendance was required.

The Committees held the following number of meetings and acted by unanimous written consent the following number of times during fiscal 2019:

Committee	Meetings	Consents
Audit Committee	5	–
Compensation Committee	6	–
Nominating Committee	2	–
Quality Committee	4	–
M&A Committee	8	–

We strongly encourage members of our Board to attend our Annual Meetings of Shareholders. All but one of our directors then serving attended our 2018 Annual Meeting of Shareholders in October 2018.

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Director Independence

Under our Guidelines and the NYSE listing standards, a director is not independent if the director has or had certain specified relationships with us. As a result of its review, our Board determined that each of our current directors other than Mr. Chiminski, who is also our CEO, is independent.

Board Leadership Structure

Our Governance Guidelines, which can be found on our website at http://investor.catalent.com/corporate-governance, provide our Board flexibility in determining its leadership structure. Our Board considers its structure and leadership each year, in particular whether the roles of Chair and CEO should be combined or separated, based on what it believes is in our best interests at a given point in time. Currently, Mr. Chiminski serves as our CEO as well as Chair of our Board. Our Board has determined that combining the positions is the appropriate leadership structure at this time. Mr. Chiminski, given his primary responsibility for managing our day-to-day operations and his extensive knowledge and understanding of us, is best positioned to lead our Board at this time and to focus its attention on the issues of greatest importance to us and our shareholders. The Chair presides at all Board and shareholder meetings and performs such other duties as may be designated in our bylaws or by our Board as a whole. Our Board will continue periodically to evaluate its leadership structure and determine whether continuing the combined roles of CEO and Chair is in our best interest based on circumstances existing at the time.

Our Governance Guidelines require that the independent directors on the Board elect from among themselves a Lead Director whenever the Chair of our Board is also the CEO or is a director who does not otherwise qualify as an independent director. Mr. Stahl currently serves as our independent Lead Director. The Lead Director helps to assure the appropriate oversight of our management by our Board, as well as maintain the optimal functioning of our Board. Among other things, the Lead Director has the authority to:

•	convene meetings of the independent directors as the Lead Director deems necessary;

•	preside over all meetings of our Board at which the Chair is not present, including any executive sessions of the independent directors;

•	act as a liaison between the Chair and the independent directors; and

•	recommend to the other members of our Board the retention of consultants and advisors who directly report to it, without consulting or obtaining the advance authorization of any of our officers.

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Board and Committee Evaluation Process

The Nominating Committee leads an annual performance evaluation of our Board and each Board committee as described below.

Evaluate	Compile	Discuss	Review

Each director completes a Board self-evaluation questionnaire and a separate questionnaire for each committee on which the director serves. The questionnaires request ratings and solicit suggestions for improving Board and committee governance processes and effectiveness.	Questionnaire results are compiled by the Corporate Secretary. Specific director comments are reported without attribution. Each director receives the Board self-evaluation results and the self-evaluation results for each committee on which the director serves. The Chair and the Lead Director receive all of the self-evaluation results.	Committee self-evaluation results are discussed by each committee, and Board self-evaluation results are discussed by the full Board, in each case in executive session. The committees and our Board each identify areas for further consideration and opportunities for improvement, and implement plans to address those matters.	Each committee and the full Board review progress with respect to any identified areas for further consideration.

Board’s Role in Risk Oversight

Our Board as a whole and through its committees oversees our risk management. Members of senior management regularly report to our Board on areas of material risk. Our Board regularly reviews information regarding our strategy, finances, liquidity, operations, legal and regulatory developments, our research and development activities, and our competitive environment, as well as the risks related to these matters. The Audit Committee oversees the management of risks related to financial reporting and monitors the annual internal audit risk assessment, which identifies and prioritizes risks related to our internal controls in order to develop internal audit plans for future fiscal years. The Audit Committee also periodically meets with members of our information technology department to assess information security risks (including cybersecurity risks) and to evaluate the status of our cybersecurity efforts, which include a broad range of tools and training initiatives that are designed to work together to protect the data and systems used in our business. The Nominating Committee oversees the management of risks associated with the independence of the members of our Board. The Compensation Committee oversees risks relating to our compensation plans and arrangements. The Quality Committee focuses on risks arising out of the extensive food, drug, and cosmetics regulations that govern our operations and our relationships with our customers. Each Committee provides periodic reports to the full Board regarding its area of responsibility and oversight. We do not believe there is any relationship between how our Board oversees management of our risks and its leadership structure.

Majority Voting and Director Resignation Policy

Under our bylaws, director nominees in uncontested elections shall be elected by the affirmative vote of a majority of the votes cast in respect of the shares present in person or represented by proxy at any annual or special meeting of shareholders for the election of directors and entitled to vote on the election of directors (meaning the number of shares voted for a nominee for director must exceed the total number of shares voted against such nominee for director, with abstentions and broker non-votes not counted as a vote cast either for or against that nominee for director’s election).

Pursuant to our Governance Guidelines, any incumbent director nominee who does not receive a majority of votes cast for such nominee’s election must offer to resign from our Board. The Nominating Committee will promptly consider the offer and recommend to our Board whether to accept or reject it. In deciding the action to be taken with respect to any such resignation offer tendered under this policy, the Nominating Committee and our Board will consider what they believe is in

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our best interests and the best interests of our shareholders. Our Board will act on the Nominating Committee’s recommendation within ninety days following the date of the shareholder meeting during which the election occurred, taking into account the factors considered by the Nominating Committee and any additional relevant information.

Any director who offers a resignation will not participate in the consideration by the Nominating Committee or our Board concerning whether to accept the offered resignation. If a majority of the members of the Nominating Committee did not receive more for votes than against votes, then the independent directors (excluding those independent directors, if any, who did not receive more for votes than against votes in the most recent election) will appoint a Board committee solely for the purpose of considering the offered resignations and making a recommendation to our Board whether to accept them; provided, however, that if there are fewer than three independent directors who received more for votes than against votes in the election, then such committee will be comprised of all independent directors, and each independent director who is required by the Governance Guidelines to offer a resignation will not participate in the consideration by such committee and our Board concerning whether to accept that director’s offer to resign.

We will promptly publicly disclose the decision of our Board regarding any offer to resign, including an explanation of how the decision was reached and, if applicable, the reasons an offer to resign was not accepted, in a Current Report on Form 8-K to be filed or furnished with the SEC. If our Board determines to accept a director’s offer to resign, the Nominating Committee will recommend whether to fill such vacancy or whether to reduce the size of our Board.

Director Nomination Process

The Nominating Committee considers and recommends the annual slate of director nominees for approval by our Board (other than the director elected by holders of the Series A Preferred, who is considered and elected solely by such holders). The Nominating Committee considers a number of factors and principles in making its recommendations. In particular, the Nominating Committee considers the following when evaluating and selecting nominees: the candidate’s individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought, an ability to work collegially, and all other factors it considers appropriate, which may include age, gender, and ethnic and racial background; existing commitments to other businesses; potential conflicts of interest with other pursuits; legal considerations such as antitrust issues; corporate governance background; various and relevant career experience; relevant technical skills and education; relevant business or government acumen; financial and accounting background; executive compensation background; and the size, composition, and combined expertise of the existing Board.

Although our Board and Nominating Committee consider diversity of viewpoints, background, and experiences when identifying and reviewing candidates for our Board, our Board does not have a separate diversity policy. In identifying and evaluating prospective director candidates, the Nominating Committee may seek referrals and assistance from other members of our Board, management, shareholders, and other sources, including third-party search consultants. The Nominating Committee uses the same criteria for evaluating candidates regardless of the source of the referral. When considering director candidates, the Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experiences to further enhance our Board’s effectiveness.

Shareholders may nominate directors for election by following the provisions set forth in our bylaws concerning such matters. The Nominating Committee, in accordance with our Governance Guidelines, will consider the qualifications of any nominee proposed by one or more shareholders.

Proxy Access

Our bylaws provide for proxy access, which, subject to certain limitations as set forth in our bylaws, allows a shareholder or a group of up to 20 shareholders owning, continuously for at least three years, shares representing at least 3% of our outstanding voting stock entitled to vote in the election of directors, to nominate and include in our Proxy Statement for each Annual Meeting of Shareholders at which directors may be elected, their own qualifying director nominees constituting up to the greater of 2 or 20% of the total number of directors then serving on our Board (subject to certain limitations as set forth in our bylaws). Our Board (prior to each Annual Meeting of Shareholders) and the chair of any Annual Meeting of

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Shareholders shall have the power to determine whether a director nominee has been nominated by a shareholder in accordance with the requirements of the proxy access provisions. Notice of director nominees submitted under the proxy access provisions must include the information required under our bylaws. Such notice must be delivered to our Corporate Secretary at Catalent, Inc., 14 Schoolhouse Road, Somerset, NJ 08873 for nominations for the 2020 Annual Meeting of Shareholders by the dates specified under “Shareholder Proxy Access” on page 75. The foregoing description of the shareholder proxy access provision included in our bylaws does not purport to be complete and is qualified in its entirety by reference to our bylaws, which are available on our website under http://investor.catalent.com/corporate-governance.

Communications with the Board of Directors

Shareholders or other interested parties wishing to communicate with our Board, any of our Committees, any director individually, or the independent directors as a group may do so by contacting the Corporate Secretary either:

•	By mail, addressed care of Corporate Secretary, Catalent, Inc., 14 Schoolhouse Road, Somerset, New Jersey 08873; or

•	By email to CorpSec@catalent.com.

Communications will be sent to the appropriate recipient, depending on the facts and circumstances outlined in the communication, but the Corporate Secretary will not forward to directors any spam, junk mail, mass mailing, product complaint, product inquiry, new product suggestion, job inquiry, survey, or business solicitation or advertisement. Material that is unduly hostile, threatening, illegal, or similarly unsuitable will also be excluded.

Standards of Business Conduct

Our Board and all of our employees, including our CEO, principal financial officer, principal accounting officer, and all other executive officers are required to abide by our Standards of Business Conduct to ensure that our business is conducted in a consistently legal and ethical manner. A copy of our Standards of Business Conduct can be found on our website under http://investor.catalent.com/corporate-governance. We will disclose on our website any future amendment to, or waiver from, provisions of our Standards of Business Conduct affecting our directors or executive officers as and to the extent required under applicable SEC and NYSE rules.

Transactions with Related Persons

Our Board has adopted a written policy regarding the review, approval, and ratification of transactions with related persons. This policy provides that a related person must promptly disclose to our Board any related person transaction. No related person transaction will be executed without the approval or ratification of our Board or the Audit Committee. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest if the amount involved exceeds $120,000 and a “related person” has a direct or indirect material interest. In general, “related persons” are our directors and executive officers, shareholders beneficially owning more than 5% of our outstanding stock, and their immediate family members. We refer to such a transaction as a “related person transaction.”

Except as set forth below with respect to the Stockholders’ Agreement and Registration Rights Agreement (each as defined below), since our initial public offering (our “IPO”) on July 30, 2014, we have not entered into any reportable related person transaction, nor is any related person transaction currently proposed, in which any of our directors, CEO, or executive officers has a direct or indirect material interest.

In connection with our sale of Series A Preferred in May 2019, we entered into a Stockholders’ Agreement and a Registration Rights Agreement with the affiliates of Leonard Green that purchased those securities, Green Equity Investors VII, L.P. (“GEI VII”), Green Equity Investors Side VII, L.P. (“GEI Side VII”), LGP Associates VII-A LLC (“Associates VII-A”), and LGP Associates VII-B LLC (“Associates VII-B” and, together with GEI VII, GEI Side VII, and Associates VII-A, the “Leonard Green Investors”). Along with Mr. Zippelius’s service as a director, the purchase makes Leonard Green and its affiliates related persons. The following descriptions of the Stockholders’ Agreement and the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Stockholders’ Agreement and Registration Rights Agreement, which are filed as exhibits to the 2019 Annual Report.

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STOCKHOLDERS’ AGREEMENT

Pursuant to the stockholders’ agreement, dated as of May 17, 2019, by and among us and the Leonard Green Investors (the “Stockholders’ Agreement”), for so long as the holders of Series A Preferred and the holders of common stock issued upon conversion of Series A Preferred (together with the holders of Series A Preferred, the “Relevant Holders”) beneficially own (i) (a) shares of Series A Preferred with an aggregate stated value of at least $250 million, or (b) either (1) shares of common stock having an aggregate value of at least $250 million (calculated by valuing each share of common stock at the average of the volume-weighted average price per share of common stock on the NYSE for the thirty consecutive trading days immediately preceding such date of valuation (the “Common Stock Valuation Methodology”)), or (2) any combination of shares of Series A Preferred or shares of common stock having an aggregate value of at least $250 million, calculated by valuing each share of Series A Preferred at the stated value of such share and each share of common stock pursuant to the Common Stock Valuation Methodology, such Relevant Holders have the right to have one designee of their choosing nominated for election to our Board, and (ii) shares of Series A Preferred, shares of common stock, or any combination of shares of Series A Preferred or shares of common stock having an aggregate value of at least $500 million, calculated by valuing each share of Series A Preferred at the stated value of such share and each share of common stock pursuant to the Common Stock Valuation Methodology, such Relevant Holders have the right to appoint one non-voting observer to attend all meetings of our Board. As of the date of this proxy statement, Mr. Zippelius is the designated director and John Baumer, another Leonard Green partner, is a non-voting observer.

For so long as the Relevant Holders are entitled to designate a designee for nomination to our Board, each such Relevant Holder is required to vote (i) in favor of each director nominated or recommended by our Board for election at any shareholder meeting, including the 2019 Annual Meeting, and against the removal of any director who has been elected following nomination or recommendation by our Board, (ii) against any shareholder nomination for director that is not approved and recommended by our Board for election at any such meeting, (iii) in favor of our “say-on-pay” proposal and any proposal by us relating to equity compensation that has been approved by our Board or the Compensation Committee, (iv) in favor of our proposal for ratification of the appointment of our independent registered public accounting firm, and (v) in accordance with the recommendation of our Board with respect to any proposed merger, business combination, or other similar transaction between us and any other person; provided, however, no Relevant Holder is under any obligation to vote in the manner recommended by our Board or in any other manner, other than in its sole discretion, with respect to any other matter.

The Relevant Holders are subject to certain standstill restrictions, pursuant to which such Relevant Holders are restricted, among other things and subject to certain customary exceptions, from purchasing additional shares of common stock, publicly proposing any merger or other extraordinary corporate transaction, initiating any stockholder proposal, or soliciting proxies until the later of (i) May 17, 2022 and (ii) the date on which such Relevant Holders are no longer entitled to designate a nominee to our Board.

Subject to certain customary exceptions, holders of the Series A Preferred are restricted by the Stockholders’ Agreement from transferring their shares of Series A Preferred or common stock issued upon conversion of Series A Preferred until the earlier to occur of (i) November 17, 2021, and (ii) the occurrence of a transaction resulting in a change of control. In addition, other than certain transfers in connection with a registered public offering or pursuant to Rule 144 under the Securities Act of 1933, as amended, for so long as any share of Series A Preferred is issued and outstanding, the Relevant Holders may not transfer without our prior written consent any share of Series A Preferred or any share of common stock issued upon conversion of Series A Preferred to certain specified persons, including (a) certain of our competitors, (b) any person that has filed (individually or jointly with others in a “group” (as such term is used in Section 13(d)(3) of the Exchange Act)) a report on Schedule 13D or Schedule 13G pursuant to Regulation 13D-G under the Exchange Act, (c) any person who the transferring holder knows or reasonably should know is or has been an activist investor in the three years prior to any such proposed transfer, or (d) any person who the transferring holder knows (after reasonable inquiry of such person) would be required to file (individually or jointly with others in a “group” (as such term is used in Section 13(d)(3) of the Exchange Act)) a report on Schedule 13D or Schedule 13G pursuant to Regulation 13D-G under the Exchange Act with respect to its ownership of shares of our capital stock as a result of the proposed transfer.

For so long as the Relevant Holders are entitled to designate a nominee to our Board, such holders have certain customary access and information rights.

CORPORATE GOVERNANCE        2019 Proxy Statement  |  CATALENT, INC.        23

REGISTRATION RIGHTS AGREEMENT

Pursuant to the registration rights agreement, dated as of May 17, 2019, by and among us and the Leonard Green Investors (the “Registration Rights Agreement”), we must provide to the Leonard Green Investors certain customary registration rights with respect to the shares of Series A Preferred and the shares of common stock issued upon any conversion thereof. The Registration Rights Agreement contains customary terms and conditions, including certain customary indemnification obligations.

24         CATALENT, INC.  |  2019 Proxy Statement        CORPORATE GOVERNANCE

Executive Officers

JOHN CHIMINSKI

Chief Executive Officer Age: 55	Mr. Chiminski’s biography is set forth above in the Continuing Directors section on page 9.

ALESSANDRO MASELLI

President and Chief Operating Officer Age: 47

Mr. Maselli was named our President and Chief Operating Officer in February 2019. He joined us in 2010 as Director of Operations at our pharmaceutical, nutritional and cosmetics plant in Aprilia, Italy. In 2013, Mr. Maselli was appointed General Manager of Zydis® operations at our facility in Swindon, U.K.; in 2015, he became Vice President of Operations, Europe, for our Drug Delivery Solutions business unit; and in 2016 he was named our Senior Vice President, Global Operations. Prior to joining us, Mr. Maselli held operational and business leadership roles at Alstom and SGS S.A. From 1998 to 2006, he held roles of increasing responsibility from process engineer to operations director at ABB Group. Mr. Maselli began his career as an automation systems engineer in the food industry. A native of Italy, Mr. Maselli earned bachelor’s and master’s degrees in electronic engineering from the University of Rome.

WETTENY JOSEPH

Senior Vice President and Chief Financial Officer Age: 47

Mr. Joseph has served as our Senior Vice President and Chief Financial Officer since February 2018. He first joined us in 2008 as our Vice President and Corporate Controller, and held senior finance positions until October 2015, when he was named President, Clinical Supply Services, one of our principal business units. Before joining us, Mr. Joseph held a variety of senior financial positions at the industrial distribution company HD Supply, including as CFO of its $1.2 billion plumbing and HVAC business unit. He also served as Corporate Controller for Hughes Supply, a Fortune 500, NYSE-listed company that was acquired by Home Depot and became part of HD Supply. In his early career, Mr. Joseph spent six years at PricewaterhouseCoopers as an auditor and strategic financial advisor across a variety of industries. Mr. Joseph holds both a master’s and bachelor’s degrees in accounting from Florida Atlantic University and is a Certified Public Accountant.

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JONATHAN ARNOLD

President, Oral Drug Delivery Solutions Age: 53

Mr. Arnold was named President of our Oral Drug Delivery business unit in October 2017. Previously, he served for six years as Vice President and General Manager of our Drug Delivery Solutions business unit. Mr. Arnold’s career in the life sciences contract development and manufacturing organization sector began in 1995, when he joined RP Scherer, a specialist in softgel technologies and now an important part of Catalent, where he served in a variety of international business development and strategic customer account roles over the course of 5 years. Mr. Arnold then spent 11 years working for Patheon, another contract development and manufacturing organization, in multiple different locations, including Italy, the U.K., and Switzerland, serving in roles of increasing responsibility, including Vice President of Global Supply Chain and, ultimately, Chief Procurement Officer, before returning to us in 2011. Prior to working in the life sciences sector, Mr. Arnold had an international business development and strategic marketing role for the U.K.’s largest waste management company, Shanks & McEwan. Mr. Arnold earned his bachelor’s degree in Agricultural, Biochemistry and Nutrition from the University of Newcastle upon Tyne, U.K.

PETER BUZY

President, Gene Therapy Age: 59

Mr. Buzy was named President, Gene Therapy in May 2019, when we acquired Paragon. Prior to joining Catalent via the acquisition, Mr. Buzy had served as President & Chief Executive Officer of Paragon since 2016, having joined Paragon in 2014 as its Chief Operating Officer. With over 25 years of successful executive management experience, he grew Paragon into a premier contract development and manufacturing organization with a leading position in gene therapy and next-generation vaccines. Prior to that, Mr. Buzy spent over 13 years as a senior executive at Martek Biosciences Corporation, a leader in the innovation, development, production, and sale of high-value products from microbial sources that was publicly traded until being acquired. He played a key role in transforming Martek’s business from an R&D company to a fully integrated and profitable commercial organization with over $470 million in annual sales. Prior to his tenure at Martek, Mr. Buzy spent 13 years at Ernst & Young, where he advanced to Partner in the Northern Virginia High Technology and Life Science Practice, serving a variety of private and publicly traded biotechnology companies. Mr. Buzy earned his BBA in accounting from Salisbury University in Maryland and serves on the Board and Executive Committees of the Technology Council of Maryland.

26         CATALENT, INC.  |  2019 Proxy Statement        CORPORATE GOVERNANCE

STEVEN L. FASMAN

Senior Vice President, General Counsel, and Corporate Secretary Age: 57

Mr. Fasman was named Senior Vice President, General Counsel, and Corporate Secretary in October 2014, when he joined us. Prior to that, he served as Executive Vice President-Law of MacAndrews & Forbes Holdings Inc., a privately held diversified holding company, from January 2012 to March 2014. Before that, Mr. Fasman held various positions at MacAndrews & Forbes since 1992 of increasing responsibility. From 2008 through March 2014, he also served as General Counsel and Chief Compliance Officer of M & F Worldwide Corp., a holding company with interests in financial products, customer calling centers, staffing operations, educational software and flavoring products. From 2008 to 2011, Mr. Fasman also served as a director of SIGA Technologies, Inc., a biodefense company. Mr. Fasman spent his early career at the law firm of Paul, Weiss, Rifkind, Wharton & Garrison, where he focused on domestic and international litigation and regulatory proceedings. Mr. Fasman holds a law degree from Yale University and an A.B. degree in mathematics from Princeton University. Mr. Fasman is a trustee of the Jewish Board of Family & Children’s Services in New York City.

ARISTIPPOS GENNADIOS, PH.D.

President, Softgel Technologies Age: 54

Dr. Gennadios has served as our President, Softgel Technologies since September 2013. Previously, he served as Vice President and General Manager of Softgel Technologies. Dr. Gennadios has worked in the pharmaceutical industry since 1996 in roles including R&D, field sales, business development, operations and leadership. He joined our predecessor company, Cardinal Health, in 2002 and has held several key leadership posts within the softgel technologies business, including Global Vice President of Business Development for Softgel Technologies, General Manager of the Oral Development Center in Somerset, NJ, and Vice President and General Manager for Prescription Softgel and Consumer Health products. Dr. Gennadios holds a bachelor’s degree in chemical engineering from the National Technical University of Athens, Greece and a master’s degree in agricultural engineering from Clemson University. He also holds a doctorate in engineering from the University of Nebraska and an M.B.A. from Wake Forest University.

SCOTT GUNTHER

Senior Vice President, Quality & Regulatory Affairs Age: 52

Mr. Gunther was named our Senior Vice President of Quality & Regulatory Affairs in May 2017. Mr. Gunther joined us in 2012 as Vice President, Quality and most recently oversaw the quality function for the United States sites in our Drug Delivery Solutions business unit. Previously, he concurrently served as an interim Vice President of Product Development for our Drug Delivery Solutions business unit. Prior to joining us, Mr. Gunther spent 22 years with Bristol-Myers-Squibb (“Bristol”) in various roles of increasing responsibility. In his last role at Bristol, he held the position of Executive Director Quality Operations Americas, where he was responsible for quality operations at its manufacturing sites in the U.S., Puerto Rico, and Latin America. Mr. Gunther holds a B.S. degree from the State University of New York College at Buffalo and an M.B.A. from Canisius College.

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PAUL HEGWOOD, JR.

President, Clinical Supply Services Age: 61

Mr. Hegwood was named our President, Clinical Supply Services in May 2018. Previous roles at Catalent include Vice President, Clinical Supply Services Operations between April 2017 and May 2018, where he oversaw all clinical supply facilities with an emphasis on quality, service delivery excellence, and operational harmonization; Global Vice President, Customer Service Excellence between April 2015 and April 2017, where he focused on driving excellence and service delivery throughout our global network; and Vice President of Operations for Development and Clinical Services between February 2012 and April 2015. He was instrumental in the expansion of our footprint within the Asia-Pacific region, including the opening of our Shanghai facility in October 2013. Prior to joining us, Mr. Hegwood held senior operational roles at Stanadyne Corporation, Delphi, and General Motors and had extensive experience developing operations in several emerging markets including China. He has a BS in Mechanical Engineering from Kettering University and an MBA from the University of Michigan.

BARRY LITTLEJOHNS

President, Biologics & Specialty Drug Delivery Age: 53

Mr. Littlejohns was named President of our Biologics & Specialty Drug Delivery business unit in October 2017. Previously, he was President of our Drug Delivery Systems Solutions business unit since July 2013. Prior to that, he led our Medication Delivery Solutions business from July 2011 to July 2013. He rejoined us in 2011 after two years as Senior Vice President of Operations and Business Development at Danish biotechnology company Genmab, where his responsibilities included strategic licensing and manufacturing oversight. Prior to Genmab, he served in a broad range of leadership roles at Catalent. These include Vice President of Global Business Operations, Vice President of Commercial Affairs for Medication Delivery Solutions, Vice President and General Manager of Injectables, and various financial, operational and leadership roles. He joined our predecessor RP Scherer Corporation in 1989. Mr. Littlejohns has a degree in business & finance from Swindon College, UK.

RICARDO PRAVDA

Senior Vice President and Chief Human Resources Officer Age: 48

Mr. Pravda was named Senior Vice President and Chief Human Resources Officer in July 2019. Since joining Catalent as HR Director for Latin America in 2005, Mr. Pravda held several leadership roles supporting multiple businesses and locations, most recently as VP of Human Resources for Catalent’s network of sites globally. He has over 25 years of experience in many HR disciplines including compensation, succession planning, organizational design, performance management, labor relations, acquisitions and divestitures. Mr. Pravda has supported businesses in the Americas, Europe and Asia-Pacific, holding roles of increasing responsibility in companies like Nabisco, Phillip Morris International, BellSouth International and The Gillette Company. He holds a bachelor’s degree in business administration from the UADE university in Buenos Aires and an MMBA in Human Resources Management from the Universidad del Salvador, also in Argentina.

28         CATALENT, INC.  |  2019 Proxy Statement        CORPORATE GOVERNANCE

KAY SCHMIDT

Senior Vice President, Technical Operations Age: 61

Ms. Schmidt was named Senior Vice President, Technical Operations of Catalent Pharma Solutions in February 2019. She joined Catalent in 2009, holding several leadership roles in product development across multiple drug delivery dosage forms. Most recently, she provided leadership to Catalent’s global virtual Project Management Organization for new product introductions, in addition to her role as Vice President, Product Development in our Biologics and Specialty Drug Delivery business unit. Prior to joining us, she held various leadership roles at GE Healthcare developing and delivering diagnostic imaging technologies. Ms. Schmidt is a certified Six Sigma Green Belt, and has a bachelor’s degree from Carroll University, Wisconsin and a master’s degree from the University of Wisconsin-Whitewater.

OWNERSHIP OF OUR COMMON AND PREFERRED STOCK        2019 Proxy Statement  |  CATALENT, INC.        29

Ownership of Our Common and Preferred Stock

Securities Owned by Certain Beneficial Owners, Directors, and Management

The table below shows how many shares of our common stock and Series A Preferred were beneficially owned as of September 3, 2019 by (1) owners of more than 5% of the outstanding shares of our common stock or Series A Preferred, (2) our current directors, (3) our Named Executive Officers, and (4) all current directors and executive officers as a group. A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has (a) an address at 14 Schoolhouse Road, Somerset, NJ 08873 and (b) sole voting and investment power over the shares, in each case except as described below.

Name of Beneficial Owner	Common Stock			Series A Preferred
	Shares owned		Percent of Class	Shares owned	Percent of Class

T. Rowe Price Associates, Inc.(1)	22,320,659		15.3%	-	-

Janus Henderson Group plc(2)	14,882,871		10.2%	-	-

Entities affiliated with Leonard Green(3)	-	(4)	- (4)	650,000	100%

The Vanguard Group(5)	13,182,328		9.0%	-	-

BlackRock, Inc.(6)	12,895,659		8.8%	-	-

JPMorgan Chase & Co(7)	8,238,460		5.6%	-	-

John Chiminski(8)	780,215		*	-	-

Wetteny Joseph(8)	111,701		*	-	-

Peter Buzy(8)	274,593		*	-	-

Steven L. Fasman(8)	102,699		*	-	-

Alessandro Maselli(8)	52,347		*	-	-

Madhavan Balachandran	8,944		*	-	-

J. Martin Carroll	20,682		*	-	-

Rolf Classon	15,253		*	-	-

Rosemary A. Crane	5,376		*	-	-

John J. Greisch	18,376		*	-	-

Christa Kreuzburg	3,763		*	-	-

Gregory T. Lucier	29,251		*	-	-

Donald E. Morel, Jr.	41,363		*	-	-

Jack Stahl	24,824		*	-	-

Peter Zippelius(9)	475		*	-	-

Directors and executive officers as a group (22 persons)(10)	1,911,393		1.3%	-	-

*	Represents less than 1%

(1)

Information shown is based on information reported by the filer on a Schedule 13G/A filed with the SEC on February 14, 2019, in which the filer reported that it and its affiliates have sole voting power over 6,783,165 shares and sole dispositive power over 22,320,659 shares. Filer’s address. is 100 E. Pratt Street, Baltimore, MD 21202.

(2)

Information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on January 10, 2019, in which the filer reported that it and its affiliates have shared voting and dispositive power over 14,882,871 shares. Filer’s address is 201 Bishopsgate EC2M 3AE, United Kingdom.

(3)

Information shown is based on a Schedule 13D filed with the SEC on May 17, 2019 by the Leonard Green Investors, GEI Capital VII, LLC (“Capital”), Leonard Green, LGP Management, Inc. (“LGPM”), Peridot Coinvest Manager LLC (“Peridot”), and Mr. Zippelius (the foregoing entities and persons collectively, the “Leonard Green Reporting Persons”), reporting beneficial ownership of 650,000 shares of our Series A Preferred which, as reported, are convertible into 13,120,472 shares of common stock. Each of the Leonard Green Reporting Persons reported shared voting and dispositive power over all such shares.

In this filing, (i) GEI VII reported record ownership of 290,437 Series A Preferred Shares, convertible into 5,862,580 shares of common stock, (ii) GEI Side VII reported record ownership of 343,191 Series A Preferred Shares, convertible into 6,927,424 shares of common stock, (iii) Associates VII-A reported record ownership of 1,641 Series A Preferred Shares, convertible into 33,127 shares of common stock, and (iv) Associates VII-B reported record ownership of 14,731 Series A Preferred Shares, convertible into 297,341 shares of common stock.

30         CATALENT, INC.  |  2019 Proxy Statement        OWNERSHIP OF OUR COMMON AND PREFERRED STOCK

In this filing, the Leonard Green Reporting Persons also reported that Capital is the general partner of GEI VII and GEI Side VII and its principal business is to act as the general partner of GEI VII, and GEI Side VII; that Leonard Green is an affiliate of Capital and its principal business is to act as the management company of GEI VII, GEI Side VII, and other affiliated funds; that LGPM is the general partner of Leonard Green and its principal business is to act as the general partner of Leonard Green; that Peridot is an affiliate of Leonard Green and Capital and its principal business is to act as the management company of Associates VII-A, Associates VII-B, and other similar entities. Due to their relationships with the Leonard Green Investors, each of Capital, Leonard Green, LGPM, and Peridot may be deemed to have shared voting and investment power with respect to the shares of common stock beneficially owned by the Leonard Green Investors. As such, Capital, Leonard Green, LGPM, and Peridot may be deemed to have shared beneficial ownership over such shares of common stock. Each of Capital, Leonard Green, LGPM, and Peridot, however, disclaims beneficial ownership of such shares of common stock. Mr. Zippelius directly (whether through ownership interest or position) or indirectly through one or more intermediaries may be deemed to control the Leonard Green Investors, Capital, Leonard Green, LGPM, and/or Peridot. Mr. Zippelius is also our director and may be deemed to have shared voting and investment power with respect to the shares of common stock beneficially owned by the Leonard Green Investors. As such, Mr. Zippelius may be deemed to have shared beneficial ownership over such shares of common stock. Mr. Zippelius, however, disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein.

The address of each Leonard Green Reporting Person is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025.

(4)

At the close of business on September 3, 2019, the record date fixed by our Board, the entities affiliated with Leonard Green held in the aggregate voting power equivalent to 13,233,437 shares of our common stock, approximately 8.3% of our common stock on an as-converted basis.

(5)

Information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on February 11, 2019, in which The Vanguard Group reported that it and its affiliates have sole voting power over 72,150 shares, shared voting power over 23,756 shares, sole dispositive power over 13,100,869 shares, and shared dispositive power over 81,459 shares. Filer’s address is 100 Vanguard Boulevard, Malvern, PA 19355.

(6)

Information shown is based on information reported by the filer on a Schedule 13G/A filed with the SEC on February 4, 2019, in which the filer reported that it has sole voting power over 12,319,443 shares and sole dispositive power over 12,895,659 shares. Filer’s address is 55 East 52nd Street, New York, NY 10055.

(7)

Information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on January 9, 2019, in which the filer reported that it has sole voting power over 7,652,027 shares, sole dispositive power over 8,236,361 shares, and shared dispositive power over 2,099 shares. Filer’s address is 270 Park Avenue, New York, NY 10017.

(8)

The number of shares beneficially owned includes shares of common stock issuable upon (a) vesting of restricted stock units within 60 days after September 3, 2019 or (b) exercise of options that are currently exercisable and/or will be exercisable within 60 days after September 3, 2019, as follows: Mr. Chiminski (264,959), Mr. Joseph (45,312), Mr. Buzy (230,093), Mr. Fasman (22,420), and Mr. Maselli (23,154).

(9)

Mr. Zippelius became a member of our Board as of the Paragon Closing as the designee of the holders of the Series A Preferred and received a prorated portion of the annual grant of restricted stock units to non-employee directors for fiscal 2019. He has indicated that he is holding such equity on behalf of his employer, Leonard Green. He disclaims beneficial ownership of, and the shares reported in the table exclude, the securities beneficially owned by the Leonard Green Reporting Persons. See footnote (3) above.

(10)

Includes 11,912 shares of common stock issuable upon (a) vesting of restricted stock units within 60 days after September 3, 2019 or (b) exercise of options that are currently exercisable and/or will be exercisable within 60 days after September 3, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and beneficial owners of 10% or more of our shares of common stock to file reports with the SEC about their ownership of and transactions in our common stock. Based on our records and other information, we believe that all reports required to be filed under Section 16(a) during fiscal 2019 were timely filed.

Equity Compensation Plan Information

The following table provides certain information as of June 30, 2019 regarding our equity compensation plans.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	(b) Weighted-average exercise price of outstanding options, warrants and rights(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(3)	4,743,365	$31.51	13,234,340	(4)
Equity compensation plans not approved by security holders(5)	166,146	$17.99	-	(6)

(1)

The amounts reported in this column exclude (a) 37,904 vested restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) that have been deferred under our Deferred Compensation Plan (described below on page 49), (b) 411,000 PSUs that have the potential to vest if the maximum performance targets are met for the Adjusted EPS PSUs and Relative Return PSUs (each as defined below) issued thereunder, (c) the cancellation of 535 options and 784 RSUs under the Omnibus Plans (as defined below) due to terminations at the end of June 2019 (the “Cancelled Grants”), and (d) the exercise in mid-June 2019 of 4,956 performance-based options under the Pre-IPO Stock Plan. Assuming maximum PSU targets are met, the total number of securities to be issued upon exercise of outstanding options, warrants, and rights as of June 30, 2019 is 5,154,365. All outstanding awards under the Pre-IPO Stock Plan (as defined below) are stock options.

(2)

The weighted-average exercise price does not take into account outstanding RSUs, shares of restricted stock, PSUs, or shares of performance-based restricted stock, as none of these forms of equity securities by its nature has an exercise price.

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(3)

The amounts set forth in this row relate to grants under (a) our 2014 Omnibus Incentive Plan (the “2014 Omnibus Plan”), which was approved by a majority shareholder prior to our IPO, and (b) our 2018 Omnibus Incentive Plan (the “2018 Omnibus Plan” and, together with the 2014 Omnibus Plan, the “Omnibus Plans”), which was approved by our shareholders at the 2018 Annual Meeting of Shareholders held on October 31, 2018. No additional award will be issued under the 2014 Omnibus Plan, but the shares that otherwise would have been available for issuance thereunder are available for issuance under the 2018 Omnibus Plan.

(4)

Under the terms of the 2018 Omnibus Plan, each issued RSU, share of restricted stock, PSU, and share of performance-based restricted stock reduces the amount reported in this column by 2.25. Including the Cancelled Grants referenced in note (1) above, the total number of securities available for issuance as of June 30, 2019 was 13,236,639. As of October 31, 2018, awards may no longer be made under the 2014 Omnibus Plan.

(5)

Our Board approved the 2007 PTS Holdings Corp. Stock Incentive Plan (the “Pre-IPO Stock Plan”) on May 7, 2007, and it was amended on September 8, 2010 and June 25, 2013, all prior to our IPO. (“PTS Holdings Corp.” is a former name of Catalent, Inc.) The Pre-IPO Stock Plan expired on May 7, 2017, except as to any award that remains outstanding.

(6)	As of May 7, 2017, awards may no longer be made under the Pre-IPO Stock Plan.

32         CATALENT, INC.  |  2019 Proxy Statement        DIRECTOR COMPENSATION

Director Compensation

We provide competitive compensation to our non-employee directors to attract and retain qualified directors. The principal elements of our non-employee director compensation are an annual cash retainer; an annual equity award of restricted stock units, each of which represents the right to receive one share of our common stock (“RSUs”); and additional cash fees for our Lead Director, Committee Chairs and Audit Committee members. Our director who is employed by us receives no cash or equity compensation for service as a director.

Annual Cash Retainer

Each non-employee director receives an annual cash retainer of $100,000 for service as a director, with an additional $30,000 annual cash retainer for the non-employee director, if any, serving as the Lead Director. All cash retainers are paid on a quarterly basis, in arrears. Directors do not receive meeting attendance fees, but each of our directors is reimbursed for out-of-pocket expenses incurred in connection with the director’s service. Non-employee directors who are newly appointed or elected to our Board during a fiscal year receive an annual cash retainer, paid on a quarterly basis in arrears, in an amount that is prorated from the effective date of appointment or election to the end of such fiscal year.

Equity-Based Compensation

Each non-employee director receives an annual grant in the form of RSUs with a grant date fair value equal to $175,000, with any fractional share rounded down to the nearest whole share. The grant date fair value is equal to the closing sales price of our common stock as reported on the NYSE on the date of grant. Ownership of the RSUs vests on the first anniversary of the grant date (provided that the director is still serving as of such date), subject to accelerated vesting upon a change of control. Non-employee directors who are newly appointed or elected to our Board during a fiscal year receive an RSU grant that is prorated from the effective date of appointment or election to the end of such fiscal year.

Committee Chair/Member Fees

We pay an annual cash fee to the Chair of the Audit Committee of $25,000 and $10,000 to each of the other Audit Committee members. We pay annual cash fees to the Chair of the Compensation Committee of $12,500, and $10,000 to the Chairs of each of the Nominating, Quality, and M&A Committees. No additional fees are paid to the other members of those Committees. All Committee fees are paid on a quarterly basis, in arrears, and prorated in the case of service for a portion of a fiscal year.

Director Stock Ownership Policy

Each of our non-employee directors is required to own stock in an amount equal to five times the annual cash retainer. For purposes of this requirement, a director’s holdings include shares held directly or indirectly, individually or jointly, shares underlying vested equity-based awards and shares held under a deferral or similar plan. Each non-employee director is required to retain 100% of the shares received following exercise of options or upon settlement of vested RSUs (net of shares used to satisfy applicable tax withholding obligation, if any) until the required ownership level is met. All of our directors complied with the retention provisions of this policy throughout fiscal 2019 and through the printing of this Proxy Statement.

Deferred Compensation Plan

Under the amended and restated Catalent Pharma Solutions, Inc. Deferred Compensation Plan (the “Deferral Plan”), our directors may separately elect to defer any portion of their cash fees and up to 100% of RSU awards on a pre-tax basis by

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making appropriate elections in the calendar year prior to the year in which the services giving rise to such compensation being deferred is rendered. The terms of our Deferral Plan are described generally in the executive compensation section below beginning on page 49.

Matching Gift Program

Our directors may participate in the Catalent Cares matching gift program, which matches on a 1-to-1 basis gifts made by our employees and directors to eligible health and human service nonprofit organizations, subject to a yearly maximum of $1,000. During fiscal 2019, no director participated in the program.

Director Compensation for Fiscal 2019

For fiscal 2019, our directors received the amounts shown in the schedule below. All cash fees were paid on a quarterly basis, in arrears.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Madhavan Balachandran(3)(4)	100,000	174,975	274,975
J. Martin Carroll	110,000	174,975	284,975
Rolf Classon(3)(4)	110,000	174,975	284,975
Rosemary A. Crane	110,000	174,975	284,975
John J. Greisch(3)	125,000	174,975	299,975
Christa Kreuzburg	100,000	174,975	274,975
Gregory T. Lucier(3)	112,500	174,975	287,475
Donald E. Morel, Jr.(3)	120,000	174,975	294,975
Jack Stahl	140,000	174,975	314,975
Peter Zippelius(5)	12,363	21,573	33,936

(1)

Mr. Chiminski did not receive any compensation as a director during fiscal 2019. He received compensation during fiscal 2019 as our employee, and his compensation is reported in this Proxy Statement in the executive compensation tables.

(2)

Represents the aggregate grant date fair value of stock awards for fiscal 2019, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification (“FASB ASC”) Topic 718, using the assumptions discussed in Note 14, “Equity-Based Compensation,” to the consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2019 (the “2019 Annual Report”). Each non-employee director other than Mr. Zippelius had 4,183 unvested RSUs as of June 30, 2019. Mr. Zippelius had 475 unvested RSUs as of such date. See note 5 below.

(3)	Messrs. Balachandran, Classon, Greisch, and Lucier and Dr. Morel elected to defer their annual RSU award under the Deferral Plan.

(4)	Messrs. Balachandran and Classon elected to defer 100% and 50%, respectively, of their annual cash retainers for calendar 2018 and 2019 under the Deferral Plan.

(5)

Mr. Zippelius became a member of our Board as of the Paragon Closing, and his fiscal 2019 cash and stock awards are accordingly pro-rated. He has instructed that his cash retainer should be paid to his employer, Leonard Green. He has also disclaimed beneficial ownership of his stock award and is holding it on behalf of Leonard Green. See note (3) to the “Securities Owned by Certain Beneficial Owners, Directors, and Management” table above under “Ownership of Our Common and Preferred Stock.”

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Compensation Discussion and Analysis

34	COMPENSATION DISCUSSION AND ANALYSIS

35	Introduction

35	Executive Summary

36	Overview of 2019 Business Performance and Executive Compensation

	36	2019 Business Performance

	37	2019 Compensation Highlights

	37	Executive Pay Mix for 2019

	37	CEO 2019 Compensation Overview

	38	Executive Agreements

39	Our Executive Compensation Program

	39	Our Compensation Philosophy and Principles

	39	Executive Compensation Program Elements

41	The Compensation Process

	41	The Role of the Compensation Committee, Its Consultant, and Management

	41	The Compensation Committee’s Process

	41	The Use of Market Data in Determining Compensation

42	Compensation Determinations for 2019

	42	Base Salary

	42	Management Incentive Plan

	45	Long-Term Incentive Awards

48	Other Benefits Under Our Executive Compensation Program

	48	Benefits and Perquisites

	49	Deferred Compensation Plan

	49	Deferred Vesting or Settlement of Incentive Compensation Grants

	49	Severance and Payments on a Change of Control

51	Other Compensation Practices and Policies

	51	Executive Agreements

	52	Executive Stock Ownership Guidelines

	53	Hedging and Pledging

	53	Risk Assessment of Compensation Practices and Policies

	53	Section 162(m) of the Internal Revenue Code

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Introduction

This CD&A explains our executive compensation philosophy and programs, and the decisions made by the Compensation Committee of our Board during fiscal 2019, unless otherwise noted. Each reference in this section to a year is a reference to our fiscal year, which ends on June 30, unless otherwise noted.

Our executive compensation program is intended to attract, motivate, retain, and reward our leadership so that they will act to increase shareholder value and to align the interests of our leadership with those of our shareholders on an annual and long-term basis.

In accordance with SEC rules and regulations, this CD&A also discusses the elements of our executive compensation program during fiscal 2019 for our Chief Executive Officer, our Senior Vice President and Chief Financial Officer, and our other three most highly compensated executive officers (these five officers collectively are our “Named Executive Officers” or “NEOs”). In fiscal 2019, our NEOs were:

EXECUTIVE	TITLE
John Chiminski	Chair of the Board and CEO
Wetteny Joseph	Senior Vice President and Chief Financial Officer
Peter Buzy	President, Gene Therapy
Steven L. Fasman	Senior Vice President, General Counsel & Secretary
Alessandro Maselli	President and Chief Operating Officer

Executive Summary

Our executive compensation program is intended to attract, motivate, retain, and reward our leadership team. We believe that attracting and retaining superior talent is a key to delivering shareholder returns, and that a competitive compensation program supports this. Therefore, our executive compensation package ties a significant portion of executive pay to our financial and stock price performance.

The following is a summary of important aspects of our executive compensation program.

Principle

Balanced mix of pay components and incentives. Our compensation program targets a market-based mix of cash and equity compensation, and of short- and long-term incentives. The principal elements of our program are salary, performance-based annual bonus, and performance-based, long-term equity awards.

Pay for Performance. We emphasize pay-for-performance to align executive compensation with our business strategy. Approximately 87% of the target total direct compensation of our CEO in 2019 was variable or performance-based.

Share Retention. Our Compensation Committee has established stock ownership guidelines directing our executive officers to hold a multiple of annual salary in the form of shares of common stock in order to align management and shareholder interests.

Pledging and Hedging. Our executives are prohibited from pledging our shares or hedging against the economic risk of such ownership.

Use of Independent Consultant. The Compensation Committee has engaged an independent, third-party consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), to assist it in designing our compensation program and making compensation decisions.

Clawback/Forfeiture Provisions. The terms of our long-term, equity-based awards and our short-term, cash-based award plan allow us in certain circumstances to “claw back” shares and cash received pursuant to such awards or, in the case of the equity-based awards, to require the repayment of all gains realized on the vesting or exercise of such awards.

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Principle

Compensation Peer Group. The Compensation Committee uses a group of peer companies, selected with the assistance of its independent compensation consultant, FW Cook, to benchmark target total direct compensation levels, other executive compensation-related programs and policies, and benefit packages.

Shareholder Say-on-Pay. At the 2018 Annual Meeting of Shareholders, our shareholders voted 96.9% in favor of our say-on-pay proposal, demonstrating their concurrence that our executive compensation program reflects a pay for performance philosophy. In fiscal 2019, the Compensation Committee took into account the outcome of the shareholder advisory vote when making decisions relating to the compensation of our NEOs and our executive compensation program and policies. Based on the level of support, the Compensation Committee did not see a need for substantive changes to our compensation program.

Overview of 2019 Business Performance and Executive Compensation

2019 BUSINESS PERFORMANCE

REVENUE OF $2,518 MILLION GROWTH OF 5% ON CONSTANT-CURRENCY BASIS	NET EARNINGS OF $137 MILLION $0.90 PER DILUTED SHARE

ADJUSTED EBITDA OF $600 MILLION GROWTH OF 11% ON CONSTANT-CURRENCY BASIS	NET LEVERAGE RATIO OF 4.4x 5.4X INTEREST COVERAGE RATIO

SHAREHOLDER RETURN OF 29% 26TH OUT OF 137 PEER COMPANIES IN RELATIVE TOTAL SHAREHOLDER RETURN FOR THREE-YEAR PERIOD ENDED JUNE 30, 2019	COMPLETED major gene therapy ACQUISITION

CONTINUED TO REINVEST A SIGNIFICANT PORTION OF OUR FREE CASH FLOW IN ATTRACTIVE, STRATEGIC, GROWTH-DRIVING ASSETS

Please note: Further information concerning the non-GAAP performance measures discussed in this section, including information concerning reconciliations between these measures and the most directly comparable U.S. GAAP-based measures, may be found in the footnotes set forth on page 1 of this Proxy Statement and in Appendix A to this Proxy Statement, entitled “Non-GAAP Financial Measures,” beginning on page A-1 of this Proxy Statement. Discussion of relative total shareholder return can be found under “Long Term Incentive Awards” beginning on page 45.

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2019 COMPENSATION HIGHLIGHTS

As highlighted above, in 2019 we delivered strong financial performance. The Compensation Committee determined that our CEO significantly exceeded his individual goals for 2019 and each of our other NEOs other than Mr. Buzy (who became an officer in May of 2019 and was not reviewed) exceeded their respective individual goals for 2019. Of particular distinction in fiscal 2019 were the CEO’s strategic accomplishments and execution in connection with the acquisitions carried out in pursuit of our long-term strategic plan and his effective management of our capital structure.

EXECUTIVE PAY MIX FOR 2019

As shown in the charts below, the majority of target total direct compensation for our CEO and other NEOs during 2019 consisted of variable pay elements—specifically, the short-term incentive award (which was targeted as 17% and 27%, respectively, of our CEO’s and our other NEOs’ target total direct compensation) and long-term, equity-based compensation (which was targeted as 70% and 39%, respectively, of our CEO’s and our other NEOs’ target total direct compensation). The Compensation Committee believes this allocation aligns with our compensation philosophy of motivating our CEO and other NEOs to achieve our performance objectives in the short term and to grow the business to create sustainable value for our shareholders in the long term. In addition, at the 2018 Annual Meeting of Shareholders, our shareholders voted 96.9% in favor of our say-on-pay proposal, demonstrating their concurrence that our executive compensation program reflects a pay-for-performance philosophy.

CEO Target Direct Compensation	Other NEOs Target Direct Compensation

These charts do not include other compensation, pension values, and nonqualified deferred compensation earnings, which are shown in the Summary Compensation Table in this Proxy Statement.

CEO 2019 COMPENSATION OVERVIEW

EMPLOYMENT AGREEMENT

Mr. Chiminski, our CEO, entered into a three-year extension of his employment agreement in August 2017. The employment agreement aligns Mr. Chiminski’s compensation with comparable CEOs in our executive compensation benchmarking peer group. His target total compensation consists of salary, an annual bonus opportunity, long-term equity incentives, and the right to participate in benefit programs generally available to executives. The agreement is discussed in detail in “Executive Agreements” below.

SALARY

Mr. Chiminski’s base salary remained at $1,025,000, the level set when his employment agreement was extended in August 2017.

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BONUS

Mr. Chiminski received a $1,432,485 bonus in respect of his performance in fiscal 2019 under the terms of our Management Incentive Plan (the “MIP”), which is our annual bonus incentive plan for our senior executives, including our NEOs. His MIP award was based on performance in relation to the annual cash bonus opportunity target of $1,350,000, with a maximum under the MIP of 174.41% of target. As described below in the section titled “Management Incentive Plan,” our performance in fiscal 2019 resulted in 87.3% achievement against the business performance targets that determined 70% of the MIP bonus for Mr. Chiminski and all other senior executives, with the Compensation Committee determining the remaining 30% based on individual achievement.

Mr. Chiminski’s overall MIP award was equal to 106% of his target opportunity. The Compensation Committee believes that his 2019 MIP compensation appropriately reflected all aspects of our performance for the year and his individual contributions as our CEO, in particular his strategic accomplishments and execution in connection with the acquisitions carried out in pursuit of our long-term strategic plan and his effective management of our capital structure.

LONG-TERM INCENTIVE AWARD

During fiscal 2019, Mr. Chiminski, along with our other NEOs, received long-term incentive compensation awards as part of our long-term incentive plan (the “LTIP”). Those awards are discussed in detail below.

TOTAL DIRECT COMPENSATION

The chart below shows Mr. Chiminski’s total direct compensation for the fiscal years 2018 and 2019 and is comprised of salary, MIP, and LTIP (using grant-date fair value). This chart does not include other compensation, pension values and nonqualified deferred compensation earnings, which are shown in the Summary Compensation Table. The chart includes Mr. Chiminski’s actual bonus for fiscal 2019 and assumes that his performance-based long-term incentive compensation will vest at 100% of shares granted. The actual amounts paid could be higher or lower (for further information on our long-term incentive plan, see the section entitled “Compensation Determinations for 2019—Long-Term Incentive Awards”).

EXECUTIVE AGREEMENTS

As discussed in more detail later in this CD&A, we are party to agreements with our NEOs to attract and retain these executives. The agreement with Mr. Chiminski defines the nature of his employment, compensation, and benefits, including certain compensation and benefits following termination, and restrictive covenants. Messrs. Joseph, Buzy, Fasman, and Maselli have offer letters that set forth the nature of each executive’s employment, compensation, and benefits, as well as severance agreements.

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Our Executive Compensation Program

OUR COMPENSATION PHILOSOPHY AND PRINCIPLES

Our executive compensation program ties executive compensation to the successful execution of our overall business goals and adherence to our core values, which we believe best serves the interests of our shareholders. We believe that attracting, motivating, retaining, and rewarding superior executive talent is a key to delivering attractive shareholder returns, and that an appropriately structured executive compensation program is critical to that end. We believe that each element of our program supports the achievement of our compensation philosophy.

Our executive compensation program is designed to attract and retain highly qualified executives, motivate our executives to achieve our business objectives, reward company and individual performance, and align our executives’ interests with those of our shareholders. Our executives must be of a caliber and level of experience necessary to manage our complex, global business effectively. Given the long-cycle nature of most of our businesses, the complexity and highly regulated nature of our operations, and the competitive nature of our industry, it is especially important for us to retain our executive talent to ensure continuity of management. We seek to implement this philosophy by following three key principles:

• Competitive compensation. Providing a competitive compensation opportunity that enables us to attract, motivate, retain, and reward superior executive talent.

• Alignment with shareholder interests. Align our executives’ interests with our shareholders’ through equity compensation, short- and long-term absolute and relative performance metrics and share retention guidelines.

• Linking compensation to performance. Fostering a pay-for-performance philosophy by tying a significant portion of pay to financial and stock-price performance as well as other goals that support the creation of sustainable long-term shareholder value.

EXECUTIVE COMPENSATION PROGRAM ELEMENTS

COMPONENT	DESCRIPTION	OBJECTIVES AND COMMENTS
Cash Compensation
Base Salary	Fixed cash compensation that is based on performance, scope of responsibilities, experience, and the pay practices of our employment competition.	• Attract, motivate, and retain superior talent. • Provide a fixed, baseline level of compensation. • Annual increase based on market positioning and individual performance.
Annual Bonus Opportunity: Our MIP	Annual cash payment tied to our financial results and a set of individually tailored financial and strategic performance objectives.

• Variable pay for short-term achievement of financial results and individual goals.

• For 2019, 70% based on financial performance (budget-based EBITDA, budget-based revenue, and annual capital deployed) and 30% based on individual goals.

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COMPONENT	DESCRIPTION	OBJECTIVES AND COMMENTS
Long-Term Incentive
Long-Term Equity Incentive Awards	Annual grants of equity-based awards under our Omnibus Plan intended to drive (1) absolute and relative long-term performance relative to pre-established objectives and (2) continuous executive retention. Includes grants of Nonqualified Stock Options, Restricted Stock, performance-based Restricted Stock, RSUs, and PSUs.

• Align compensation with the creation of shareholder value and achievement of business goals.

• Increase equity ownership by executives

• Promote executive retention and achievement of long-term performance objectives.

• Reward absolute and relative stock price performance over a multi-year period.

Retirement
U.S. Savings Plan

A tax-qualified 401(k) defined contribution plan that allows U.S. participants to defer a portion of their compensation, subject to Internal Revenue Code (the “Code”) limits, and receive a partial employer matching contribution.

Attract, motivate, and retain superior talent.
U.K. Retirement Plan	A defined contribution retirement plan open to U.K. participants, which also permits a partial employer match on contributions.	Attract, motivate, and retain superior talent.
Deferred Compensation Plan

A non-qualified deferred compensation plan for qualifying U.S. and U.K. employees that provides opportunities to defer income taxation of a portion of compensation beyond what is permitted under our Savings Plan.

The plan allows NEOs and certain other executives to defer up to 80% of total cash compensation, to receive matching contributions equal to 50% of the first 6% of compensation deferred, and to invest cash amounts deferred in a variety of investment options. In addition, the plan allows for U.S.-based executives to defer certain grants received under our long-term equity incentive plan.

Attract, motivate, and retain superior talent.
Severance
Executive Severance and Change-in-Control Benefits

Severance benefits provided to NEOs and certain other executives upon involuntary termination of employment without cause, or upon a “good reason” termination by the executive.

Equity grants permit vesting if employment is terminated following a change in control.

• Attract, motivate, and retain superior talent. • Facilitate recruitment and retention of executives by providing income security in the event of involuntary job loss.

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The Compensation Process

THE ROLE OF THE COMPENSATION COMMITTEE, ITS CONSULTANT, AND MANAGEMENT

The Compensation Committee oversees the compensation program for our CEO and our other officers, including our other Named Executive Officers. Management typically formulates the initial proposal concerning a new aspect of executive compensation, including proposing salary levels and the form and content of various compensation programs, including incentive compensation programs and benefit programs such as healthcare and retirement programs (though management does not propose or otherwise participate in the setting of our CEO’s compensation). All management proposals as they relate to our NEOs are subject to Compensation Committee review and approval. The Compensation Committee has retained an independent consultant, FW Cook, to help it fulfill its responsibilities, including its review of management proposals. Among other things, FW Cook benchmarks compensation proposals using available market data and trends. In compliance with the NYSE’s listing standards and SEC rules, the Compensation Committee in May 2019 conducted its annual independence assessment of FW Cook and concluded that it remains independent of management.

THE COMPENSATION COMMITTEE’S PROCESS

In accordance with its charter, the Compensation Committee is responsible for, among other duties:

•	reviewing and approving our overall executive compensation philosophy;

•	overseeing the administration of compensation and benefit programs, policies, and practices;

•	reviewing and approving the identification of our peer companies with respect to various benchmarking activities and data sources used in evaluating our compensation competitiveness;

•	evaluating the performance of the CEO against performance goals and objectives approved by our Board; and

•	approving the performance goals, evaluating the performance, and approving the compensation of our executive officers.

THE USE OF MARKET DATA IN DETERMINING COMPENSATION

The Compensation Committee considers numerous factors as it formulates, reviews and approves pay components and the overall structure of our executive compensation program. Among these factors are survey data, scoped to focus on companies with revenue comparable to ours, and the compensation practices of select peer companies, which we refer to as the “Comparison Group.” During fiscal 2019, the Compensation Committee used a Comparison Group recommended by management with input from FW Cook based on, among other things, similarities in our line of business, revenue, earnings, market capitalization, enterprise value, and number of employees. The Committee believed that reference to the Comparison Group was appropriate when reviewing our compensation program during fiscal 2019 because it believed that this group may have competed with us for executive talent. The 17 companies in the Comparison Group that informed compensation decisions for fiscal 2019 were:

• Align Technology, Inc.

• Charles River Laboratories International, Inc.

• Haemonetics Corporation

• Hologic, Inc.

• ICON plc

• Mallinckrodt plc

• PerkinElmer, Inc.

• United Therapeutics Corporation

• West Pharmaceutical Services, Inc.

• Bio-Rad Laboratories, Inc.

• The Cooper Companies, Inc.

• Hill-Rom Holdings, Inc.

• Horizon Pharma plc

• Impax Laboratories, Inc.*

• Mettler-Toledo International Inc.

• STERIS plc

• Varian Medical Systems

*	Removed by the Compensation Committee on January 28, 2019 for purposes of fiscal 2020 as the company was no longer an appropriate peer following its acquisition.

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The Compensation Committee sets the target compensation of our executive officers at levels that are generally in the range of the median of the market data, with deviations as appropriate based on individual factors, including tenure, proficiency in role, and criticality to our performance. The Compensation Committee reviews the range of salary, annual incentive targets, and long-term incentive grant values (and the combined total of these elements) of persons holding the same or similar positions among the Comparison Group and survey companies, based on the most recently available data. The Compensation Committee then generally seeks to approve compensation elements for our NEOs within a competitive range, assuming payout of performance-based compensation at target. Our executives’ actual compensation will vary from the target amounts set by the Compensation Committee based on our overall performance and the individual’s own performance, as reflected through annual incentive payouts and the value realized upon vesting and exercise of stock-based, long-term incentive awards.

Compensation Determinations for 2019

For fiscal 2019, compensation paid to our NEOs consisted of the following elements: base salary, short-term incentive pay in the form of participation in the MIP, equity-based, long-term incentive awards subject to multi-year time- and performance-vesting criteria, and the opportunity to participate in certain benefit programs and other perquisites.

We generally review the base salary and other incentive compensation target amounts of our executive officers, including our NEOs, annually, consistent with the process for our employees generally.

BASE SALARY

Base salary is the principal fixed component of target total direct compensation for NEOs, and is determined by considering the executive’s job responsibilities, market data, and the individual’s performance and contributions. The Compensation Committee has adopted a practice of reviewing the salaries of our NEOs annually.

Mr. Chiminski’s and Mr. Fasman’s base salaries remained at $1,025,000 and $550,000, respectively, in fiscal 2019. In connection with Mr. Maselli being promoted to President and Chief Operating Officer in February 2019 (having previously served as our Senior Vice President for Operations), his base salary was increased from £325,000 to £385,000, reflecting his promotion, his performance, and the increased scope of his position. Mr. Joseph’s base salary was increased by the Compensation Committee from $475,000 to $500,000 in July 2018, to more closely align him with our Comparison Group. In connection with the acquisition of Paragon and Mr. Buzy becoming our employee as our President, Gene Therapy and one of our most senior executives as a member of a group known as our Executive Leadership Team (the “ELT”), the Compensation Committee approved a base salary for him of $400,000 in May 2019.

MANAGEMENT INCENTIVE PLAN

SUMMARY

The MIP is an annual cash incentive program that rewards performance against annual individual and overall business goals. We extend MIP participation to a broad group of our executives, including our NEOs. For fiscal 2019, 70% of MIP target payouts was based on business goals and 30% was based on individual goals. The Compensation Committee selects the overall business goals for the MIP from among the corporate financial and strategic growth objectives set each year by our Board. The individual goals for each of our NEOs other than our CEO are set jointly by that NEO and the CEO, and the individual goals for our CEO are set jointly by our CEO and the Compensation Committee. These individual goals relate generally to the following categories but are not assigned numerical weightings or measuring criteria: quality and compliance, operational excellence, customer innovation/growth, organizational vitality/leadership, and financial accountability.

A graphical summary of how we calculate payment under our MIP is set forth in the charts labeled “MIP Calculation Summary for Fiscal 2019” at the end of this section.

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PERFORMANCE TARGETS

For fiscal 2019, the Compensation Committee based 65% of the business goals portion of our MIP on achievement of our Budget-Based EBITDA goal (as defined in Appendix A to this proxy statement); 20% on achievement of our Budget-Based Revenue goal (also as defined in Appendix A); and 15% on achievement of our reduction in Annual Capital Deployed goal (with Annual Capital Deployed defined as the average of “Capital Deployed” over the 12-month period ending on the month of measurement, Capital Deployed for a given month being equal to the working capital for such month divided by the revenue for the 90-day period ending on the last day of such month, computed on an annualized basis).

The Compensation Committee uses Budget-Based EBITDA and Budget-Based Revenue because:

(a) it believes that they are important indicators of increasing value and growth,

(b) they are the primary measures by which we set and measure performance for the fiscal year,

(c) they exclude certain items that would normally be part of a calculation of net earnings but that we believe are not representative of our core business, and

(d) they are widely used measures of overall financial performance.

The Compensation Committee uses Annual Capital Deployed because it believes that this measure incentivizes management to be as efficient as possible in its deployment of our cash resources, thereby enhancing our overall profitability.

The Compensation Committee believes that (x) using a weighted combination of these three measures provides a balanced set of business performance targets that focus on growth, profitability, and the most efficient use of our cash resources, (y) at the time the goals are set, the performance targets provide a reasonably achievable, but challenging, set of goals for our NEOs and other MIP participants, and (z) tying the NEOs’ bonuses to company-wide performance goals encourages collaboration across the executive leadership team. These goals are intended to incentivize all participants to maximize their performance for the benefit of our shareholders.

FUNDING FOR, AND PAYMENT OF, MIP AWARDS

Achievement at the levels of our performance targets results in payment of the business-goal portion of the MIP award at 100% of the participant’s target amount.

•

Lesser amounts were payable for achievement between 90% and 100% of targeted performance for Budget-Based EBITDA and Budget-Based Revenue, with 90% achievement entitling the participant to 50% of the participant’s target amount. For Annual Capital Deployed, lesser amounts were payable for achievement between a reduction of 0.10% and 0.50%, with a 0.10% reduction entitling the participant to 50% of the participant’s target amount.

•

More was payable for greater achievement, with 184.875% of the target amount payable at the maximum performance of 115% of Budget-Based EBITDA and Budget-Based Revenue and a 1.15% reduction in Annual Capital Deployed (representing a maximum of 187.5% for the Budget-Based EBITDA and Budget-Based Revenue goals and a maximum of 170% for the Annual Capital Deployed goal).

•	Achievement between threshold/target and target/maximum results in a decreased or increased payment, as applicable, calculated on a linear basis.

•	Achievement under the minimum targeted performance on a given goal would result in no payment under our MIP with respect to that goal.

Achievement by each participant, including each of our NEOs, against individual goals can result in payment of the individual portion of the MIP award between 0% and 150% of the target amount. The target amount for each participant in our MIP, including each of our NEOs, is a fixed sum and is reviewed annually by the Compensation Committee, consistent with the process for our employees generally.

For fiscal 2019, the business goals were collectively weighted at 70% of the total payout, and the individual goals were weighted at 30%. Thus, the maximum payout under our MIP is 174.41% of each executive target opportunity (184.875% x 70%, plus 150% x 30%). The Compensation Committee approves the funding for our MIP based on the minimum, target, and maximum payouts.

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In fiscal 2020, in order to better align with peers and industry market data, the performance range for the Budget-Based EBITDA and Budget-Based Revenue business factors will widen from 90%-115% to 80%-125%, with an increase in maximum payout from 187.5% to 200%. The maximum payout for Annual Capital Deployed will be similarly increased, from 170% to 200%.

CLAWBACK/FORFEITURE

A participant’s participation in the MIP may be cancelled or forfeited and repaid if the participant has engaged in or engages in any “Detrimental Activity,” such as fraud, breaches of restrictive covenants, and disparagement of the company, as defined in the Omnibus Plans. In addition, if a participant receives any amount in excess of what the participant should have received under the terms of the MIP for any reason (including by reason of a financial restatement, mistake in calculation, or other administrative error), then the Participant shall be required to repay any such excess amount to us. Without limiting the foregoing, all MIP awards are subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with applicable law.

2019 MIP AWARDS

The business performance goals and achievement level for fiscal 2019, which represented 70% of the overall target MIP award, are as follows (in millions of U.S. dollars, using our internal budget-based currency exchange rates, or percentages):

Performance Measure	Weighting	Threshold Performance (50% of Target)	Target Performance (100% of Target)(1)	Maximum Performance (187.5%/170% of Target)	Actual Performance		Actual Performance Adjustment Percentage	Business Performance Factor Payout Percentage
Budget-Based EBITDA	65%	554	616	708	622	(2)	105%	68.3%
Budget-Based Revenue	20%	2,307	2,563	2,947	2,541		95%	19.0%
Annual Capital Deployed	15%	-0.10%	-0.50%	-1.15%	2.87%		0%	0%
					TOTAL PAYOUT PERCENTAGE			87.3%

(1)

When calculating Budget-Based EBITDA and Budget-Based Revenue performance, the target, threshold, and maximum are adjusted by the Compensation Committee for the projected pro forma performance from completed acquisitions over the measurement period.

(2)

Includes $15.1 million in respect of a cumulative transitional adjustment to our retained earnings during the quarter ended September 30, 2018 upon adoption of ASC 606 on July 1, 2018 which is not otherwise included in our calculations of Adjusted EBITDA as described in in Appendix A to this Proxy Statement, “Non-GAAP Financial Measures.”

The CEO, together with the Senior Vice President and Chief Human Resources Officer, evaluated the individual performance of each of our executive officers, including the NEOs other than the CEO and Mr. Buzy (who joined us in May 2019), based on the individual’s fiscal 2019 goals and objectives. After combining the individual performance metric with the business performance metrics as set forth above, management determined a recommended MIP award for each executive officer, which they presented to the Compensation Committee. In approving MIP awards for the other NEOs, the Compensation Committee considered our financial performance in 2019 and the individual assessment of performance and accomplishments relative to their respective 2019 goals and objectives. Mr. Buzy, who joined us in May 2019, did not participate in our MIP program for fiscal 2019; his bonus was determined in accordance with Paragon’s incentive program for the first six months of calendar 2019.

The CEO also presented to the Compensation Committee an assessment of his own individual performance, which the Compensation Committee evaluated in determining the CEO’s MIP award, based on his 2019 goals and objectives in the areas of revenue and strategic growth initiatives, integration excellence and inorganic growth, CEO strategic leadership and organizational vitality, cash management and margin initiatives, and operational excellence/quality compliance. Of particular distinction in fiscal 2019 were the CEO’s strategic accomplishments and execution in connection with the acquisitions carried out in pursuit of our long-term strategic plan and his effective management of our capital structure. The Compensation Committee did not assign weights in considering these areas, but took account of the differing levels of focus in each area as the year progressed.

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In August 2019, the Compensation Committee determined the fiscal 2019 MIP award for each of our NEOs. The following table lists each NEO’s MIP payout target, individual achievement factor, and fiscal 2019 MIP award. These awards are also set forth in the Fiscal 2019 Summary Compensation Table on page 56 under the heading, “Non-Equity Incentive Plan Compensation.”

Name	MIP Target Amount ($)	Individual Achievement Factor (30%)	Total MIP Award ($)
John Chiminski	$1,350,000	150%	$1,432,485
Wetteny Joseph	$400,000	110%	376,440
Peter Buzy(1)	-	-	134,548
Steven L. Fasman	$412,500	150%	437,705
Alessandro Maselli(2)	$318,264	110%	299,518

(1)

Mr. Buzy’s award is in respect of the first six months of calendar 2019 and was made under the compensation program in place at Paragon prior to its acquisition. Beginning with fiscal 2020, he will participate in our MIP program on the same basis as the other NEOs.

(2)	Mr. Maselli’s compensation is converted to U.K. pounds sterling before weekly payroll or bonus amounts are calculated.

MIP CALCULATION SUMMARY FOR FISCAL 2019

Provided below is a graphical summary of how we calculated payment under our MIP for fiscal 2019.

MIP Calculation Summary for Fiscal 2019

LONG-TERM INCENTIVE AWARDS

Our long-term incentive compensation program is potentially available to all our employees, including our NEOs, and has generally included one or some combination of three types of equity-based awards:

•	time-based stock options;

•	time-based RSUs or restricted stock (“Restricted Stock”), in which there is a fixed grant to the recipient subject only to a time-based vesting requirement; and

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•

performance-based restricted stock units (“PSUs”) or Restricted Stock (“Performance Shares”), in which there is a variable grant, with the number of units or shares ultimately earned based on the achievement of pre-established performance criteria over a multi-year performance period, subject to continuing service through the date of performance-period certification.

In some cases, we have also awarded performance-based stock options. By awarding grants with multi-year performance or vesting periods, we appropriately align participants in the program with the long-term best interests of our shareholders.

Grants to our NEOs have been divided into PSUs or Performance Shares (50% of the value awarded), stock options (30%), and RSUs or Restricted Stock (20%), with certain of our NEOs and other senior executives having received Performance Shares and Restricted Stock rather than PSUs and RSUs, respectively, in fiscal 2018 and 2019 in order to maximize the availability of the exception from the tax deduction limitations imposed by Code § 162(m) as applicable at that time.

In fiscal 2019, the following long-term incentive grants were awarded to our CEO and our other NEOs (which awards are also set forth in the Fiscal 2019 Summary Compensation Table on page 56 under the heading, “Stock Awards” and “Option Awards”):

Name	Total Grant Value of 2019 Long- Term Incentive Awards ($)	Value of 2019 Stock Option Grants ($)	# of 2019 Stock Options Granted	Grant Value of Other Stock-Based 2019 Awards ($)(1)	#of Stock- Based Awards Granted(1)
John Chiminski	5,925,278	1,777,507	138,543	4,147,771	91,776
Wetteny Joseph	800,107	240,011	18,707	560,096	12,393
Peter Buzy(2)	4,000,009	2,000,009	161,813	2,000,000	44,082
Steven L. Fasman	650,112	195,003	15,199	455,109	10,070
Alessandro Maselli	450,106	135,010	10,523	315,096	6,972

(1)

Includes RSUs, Restricted Stock, and Performance Shares, where the number and value of Performance Shares assume performance at target. For more information, see the table entitled, “Grant of Plan-Based Awards Table for 2019,” following this CD&A. Certain PSUs previously granted to the NEOs were cancelled and reissued as Performance Shares subject to identical performance criteria in order to take full advantage of the Code § 162(m) Transitional Period. These replacement grants are not reflected above.

(2)

Mr. Buzy received two grants in May 2019 in connection with becoming our employee and an officer. As with other RSU grants awarded under our LTIP in connection with the hiring of an individual, his May 2019 RSU award vests in full on the second anniversary of the grant. His May 2019 stock option award also vests in full on the second anniversary of the grant; however, vesting of fifty percent of the award may be accelerated if certain performance metrics are met at the end of fiscal 2020. The table does not reflect grants made to Mr. Buzy in exchange for certain of his awards under Paragon’s stock incentive plan, which would have otherwise been paid in cash at the time of its acquisition.

Awards under our LTIP, which operated prior to our IPO under the Pre-IPO Stock Plan and operated under the Omnibus Plans during fiscal 2019, are generally determined and approved by the Compensation Committee on a dollar-value basis, which is then translated into a fixed or target number of options, RSUs, PSUs, Restricted Stock, or Performance Shares as follows:

•

We use the Black-Scholes method to calculate the value of an option on one share of our common stock, using the closing price per share as reported on the NYSE (the “Grant Date Share Price”), and divide the option value into the grant value, rounding up to the nearest whole number, to calculate the number of options to award.

•	We divide the grant value of RSUs and Restricted Stock by the Grant Date Share Price, rounding up to the nearest whole number, to calculate the number of RSUs or shares of Restricted Stock to award.

•

We divide the grant value of PSUs and Performance Shares by the Grant Date Share Price (or, in the case of Relative Return PSUs and Performance Shares, as defined below, the value derived from a Monte Carlo pricing model, reflecting the valuation’s dependence on market conditions), rounding up to the nearest whole number, to calculate the number of PSUs or Performance Shares to award at target, with the actual number of PSUs awarded at vesting or of Performance Shares not forfeited determined by performance compared to a pre-set target level of performance.

Subject to the recipient’s continued service with us through each applicable vesting date, the portion of the option with respect to one-fourth of the optioned shares will vest on each one-year anniversary of the grant date, and the entire award of RSUs and Restricted Stock will vest on the third anniversary of the grant date. Subject to the recipient’s continued service

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with us through the vesting date, the PSUs and Performance Shares will vest when we determine whether we have met the performance criteria following the end of the three-year performance period.

The target size for our NEOs’ LTIP awards is set by the Compensation Committee using a market-based determination of LTIP grant value, subject in the case of our CEO to a minimum target size of $5,625,000 fixed in his employment agreement.

For fiscal 2019, the Compensation Committee set the performance metrics for the PSUs and Performance Shares awarded under our LTIP using adjusted diluted earnings per share (“Adjusted EPS”) and relative total shareholder return (“Relative Return”), each of which will apply to 50% of the overall value of PSUs and Performance Shares to be awarded. The target number of Relative Return PSUs and Performance Shares awarded differs slightly from the target number of Adjusted EPS PSUs and Performance Shares due to a slight difference in the U.S. GAAP valuation of each type of performance-based compensation.

•

Our Adjusted EPS is calculated using the same adjustments used to calculate our Budget-Based EBITDA, which is then further reduced by interest expense, depreciation expense, and tax expense adjusted for discrete items, divided by the weighted average of diluted shares outstanding for the fiscal year (the same methodology used in calculating Adjusted Net Income, which is described in our 2019 Annual Report). The Adjusted EPS calculations for each fiscal year in the three-year performance period are then added together and compared to the cumulative target set by the Compensation Committee at the beginning of the performance period.

•

Achievement of the Adjusted EPS target will earn the participant 100% of the Adjusted EPS target number of shares set forth in an Adjusted EPS PSU. We will distribute fewer shares for achievement below target, with a 75% achievement threshold. At 75% achievement, 50% of the target number of Adjusted EPS PSUs will be earned; no shares are earned for achievement below the threshold. Similarly, the maximum achievement is 125%, with a resulting earnout of 200% of target. The foregoing range of results is also applicable to Adjusted EPS Performance Shares. However, because Performance Shares are issued at the maximum level of achievement (i.e., 200% of target), they are subject to forfeiture percentages ranging from 0% (in the case of maximum achievement) to 100% (in the case of achievement below the threshold), with 50% being forfeited for achievement at target. Earnouts and forfeitures are interpolated for levels of performance between threshold and target, and between target and maximum.

•

Total shareholder return for both our common stock and the stocks of the Relative Return comparator group are calculated by determining the change in the price per share of common stock over the performance period, and then adding the total amount of dividends paid during the performance period, assuming reinvestment of dividends for those companies that pay them (we do not currently pay dividends).

•

Relative Return will be determined by the percentile rank of our total shareholder return during the 3-year performance period relative to the companies comprising the S&P Composite 1500 Healthcare Index. As of June 30, 2019, 137 companies remained in the Index for the fiscal 2017-2019 performance period.

•

Consistent with the Committee’s pay-for-performance philosophy, achievement of the median Relative Return will earn the participant 100% of the Relative Return target number of shares set forth in a Relative Return PSU grant. We will distribute fewer shares for achievement below target, with a 25th percentile achievement threshold. At this percentile, 50% of the target number of Relative Return PSUs will be earned; no shares are earned for achievement below the threshold. Similarly, the maximum achievement is the 75th percentile, with a distribution at 150% of target. The foregoing range of results is also applicable to Relative Return Performance Shares. However, because Performance Shares are issued at the maximum level of achievement (i.e., 150% of target), they are subject to forfeiture percentages ranging from 0% (in the case of maximum achievement) to 100% (in the case of achievement below the threshold), with 33-1/3 % being forfeited for achievement at target. Earnouts and forfeitures are interpolated for levels of achievement between threshold and target, and between target and maximum. In addition, for our NEOs and the other members of the ELT, earnouts on our Relative Return PSUs are subject to an additional total value cap equal to 300% of the grant date value of such incentive awards.

The Compensation Committee believes that the PSU and Performance Share performance targets in all periods represent reasonably achievable but challenging goals and are intended to incentivize all participants to maximize their performance for the long-term benefit of our shareholders.

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The Performance Shares issued in respect of fiscal 2017 with a three-year performance period vested early in fiscal 2020 at a performance level of 124% of target for the Adjusted EPS PSUs and 150% of target for the Relative Return PSUs (135% in the case of the NEOs and the other members of our ELT, who agreed voluntarily to the 300% total value cap).

Fiscal 2017-2019 Performance Targets
	Performance Schedule			Corresponding Earnout Range (% of Target)
	Threshold	Goal	Maximum	Thresh.	Goal	Max.
Adjusted EPS PSUs and Performance Shares	$3.10	$4.13	$5.16	50%	100%	200%
Relative Return PSUs & Performance Shares	25th Percentile	50th Percentile	75th Percentile	50%	100%	150%

Fiscal 2017-2019 Performance Achievement
	Actual Performance
	Achievement Level	% of Goal	Earnout as % of Target
Adjusted EPS PSUs & Performance Shares	$5.12	124%	196%
Relative Return PSUs & Performance Shares	82nd Percentile	Max.	150	%(1)

(1)	Voluntarily reduced by the NEOs and other ELT members to 135%

Other Benefits Under Our Executive Compensation Program

BENEFITS AND PERQUISITES

We provide to all our employees, including our NEOs, broad-based benefits that are intended to attract and retain employees while providing them with retirement and health and welfare security. Broad-based employee benefits available to our NEOs include:

•	a 401(k) savings plan for U.S. NEOs, and an equivalent plan under U.K. law for our U.K.-domiciled NEO, both of which provide for a partial employer match of employee contributions;

•	an employee stock purchase plan, allowing the purchase of shares of our common stock at a 10% discount;

•	medical, dental, vision, life and accident insurance, disability coverage, and health savings, dependent care, and healthcare flexible spending accounts; and

•	employee assistance program benefits.

Under our 401(k) savings plan and the equivalent U.K. plan, we match a portion of the funds set aside by the employee. In the U.S., effective January 1, 2019, we increased the company match to 100% of up to 4% of annual compensation contributed, up to federal tax law limits on both compensation that may be considered for contribution and the amount employees may contribute. Prior to that date, we matched 50% of the first 6% of annual compensation contributed. In the U.K., the plan provides for an employer matching contribution of 5-8% of eligible base salary compensation dependent on the participant contributing 3-6% of eligible base salary compensation.

Our Employee Stock Purchase Plan is designed to allow our eligible employees to purchase shares of our common stock at designated intervals at a discounted price of 10% through their accumulated payroll deductions or other contributions. Employees who are United States tax residents may benefit from favorable tax treatment as the Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code.

At no cost to the employee, we provide basic life and accident insurance coverage valued at two times the employee’s annual base salary. The employee may also select supplemental life and accident insurance, for a premium to be paid by the employee.

We also provide our NEOs with limited perquisites and personal benefits that are not generally available to all employees, such as executive relocation assistance and financial counseling services. We provide these limited perquisites and personal

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benefits in order to further our goal of attracting and retaining our executive talent and to avoid unnecessary personal distractions that may impede maximum personal performance. These benefits and perquisites are reflected in the “All Other Compensation” column of the Summary Compensation Table and the accompanying footnotes in accordance with SEC rules. During 2019, we did not “gross up” for the income tax consequences of any benefit or perquisite (though there were some tax equalization payments made in respect of one of our NEOs, Mr. Maselli, as described below in note 5(D) to our Fiscal 2019 Summary Compensation Table starting on page 57).

DEFERRED COMPENSATION PLAN

Our Deferral Plan permits a broad group of U.S.- and UK-based executives, including our U.S.- and U.K.-based NEOs, to defer up to 80% of base salary, commissions (not applicable to NEOs), and MIP bonus by making appropriate elections in the calendar year prior to the year in which the services giving rise to such compensation being deferred is rendered. In addition, as discussed below, U.S.-based executives may defer their incentive compensation grants (other than options). We credit the first 6% of cash compensation deferred with a matching contribution equal to 50% of the amount deferred. Participants are immediately vested in all amounts they contribute and the related investment gains, but matching contributions and their related investment gains vest ratably over the participant’s first four years of service. Participants may choose from a variety of investment options for the cash amounts deferred.

Under the Deferral Plan, we also credit each participant’s deferral account with earnings and/or losses based on the deemed investment of the accounts in one or more of a variety of investment alternatives selected by such participant. Participants may elect from a variety of forms of payout, including lump-sum payment and various types of annual installments, with the timing depending on the form selected.

Cash and equity deferrals, company contributions, and applicable gains are held in a “rabbi” trust. “Rabbi” trust assets are ultimately controlled by us. Operating the Deferral Plan this way permits participants to defer recognition of income for tax purposes on the amounts deferred until they are paid to the participants.

We believe that providing the NEOs and other eligible participants with deferred compensation opportunities is a market-based benefit plan necessary for us to deliver competitive benefit packages. Additional details of the Deferral Plan follow the table entitled “Fiscal 2019 Non-Qualified Deferred Compensation Table,” following this CD&A.

DEFERRED VESTING OR SETTLEMENT OF INCENTIVE COMPENSATION GRANTS

From time to time, we have agreed, in the course of arm’s-length bargaining with our executives over the terms and conditions of their employment, to set the terms of a PSU or RSU grant so that settlement of the grant (i.e., delivery of the shares of our common stock underlying the RSU or PSU) occurs at a time after the date of vesting. An effect of post-vesting settlement is to defer until settlement recognition of income for U.S. income tax purposes on the receipt of the underlying shares. No such deferrals were outstanding during fiscal 2019, but in the past Mr. Chiminski has obtained grants that settled on a date after vesting. In addition, the current version of the Deferral Plan permits U.S. participants to place unvested incentive compensation grants (other than options) into the plan’s rabbi trust in order to delay recognition of income on these awards upon vesting.

SEVERANCE AND PAYMENTS ON A CHANGE OF CONTROL

Our NEOs are eligible for severance benefits in connection with a termination of employment and/or a change of control in certain circumstances. The severance benefits are discussed below, and certain aspects of these benefits are further presented in the Fiscal 2019 Potential Payments upon Employment Termination or Change of Control Tables beginning on page 64.

MR. CHIMINSKI’S SEVERANCE, TERMINATION, AND CHANGE OF CONTROL BENEFITS

Mr. Chiminski’s employment agreement, the Omnibus Plan, and the grant agreements thereunder each provide for certain benefits to be paid to him upon termination.

If Mr. Chiminski’s employment terminates due to his disability or death, he or his estate (as the case may be) would become entitled to a pro-rata portion of any annual bonus he would have earned for the year of termination, based on our actual

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performance in respect of the full bonus year, to be paid within 2 1/2 months of the end of the fiscal year in which termination occurred.

Should Mr. Chiminski’s employment terminate due to death, his beneficiaries (i) will receive a death benefit equal to 1.5 times his base salary (currently $1,575,500) under a group life insurance program we provide that covers all eligible active employees, and (ii) will be entitled to accelerated vesting of all unvested grants under the Omnibus Plans. If his employment is terminated due to disability, all unvested grants under the Omnibus Plans will continue to vest as if Mr. Chiminski had continued employment through each applicable anniversary of the grant date.

Mr. Chiminski’s employment agreement provides that, upon any termination for good reason or due to Mr. Chiminski’s election not to extend the term, he will be entitled to receive certain accrued amounts and benefits, and a pro-rata portion of any annual bonus he would have earned for the year of termination.

The employment agreement further provides that, if Mr. Chiminski’s employment is terminated by us without cause, by Mr. Chiminski for good reason, or due to our election not to extend the term, then, subject to his execution, delivery, and non-revocation of a release of claims in our favor, Mr. Chiminski will be entitled to receive, in addition to certain accrued amounts and benefits, and a pro-rata bonus, in the amount set forth in the immediately prior paragraph, an amount equal to two times the sum of (x) Mr. Chiminski’s annualized then-current base salary (which salary, for purposes of calculating severance amounts, will in no event be less than $1,025,000) and (y) his annual target bonus, payable in equal monthly installments over a two-year period; provided, however, that if such termination occurs within the two-year period following a change in control, such payment will instead be made in a single lump-sum payment within thirty days following the termination date. Notwithstanding the foregoing, our obligation to make such payments will cease in the event of a material breach by Mr. Chiminski of the restrictive covenants contained in the employment agreement (described below), if such breach remains uncured for a period of ten days following written notice of such breach.

In addition to the payments described above, if Mr. Chiminski’s employment is terminated by us without cause, by Mr. Chiminski for good reason, or due to our election not to extend the term, Mr. Chiminski (and his spouse and eligible dependents, to the extent covered prior to such termination) will also be entitled to continued participation in our group health plans for up to two years.

The employment agreement provides that Mr. Chiminski would have good reason to terminate employment if any of the following events occur without his consent: (a) any material diminution in his duties, authorities, or responsibilities, or the assignment to him of duties that are materially inconsistent with, or that significantly impair his ability to perform, his duties as our CEO; (b) any material adverse change in his positions or reporting structures, including ceasing to be our CEO or ceasing to be a member of our Board; (c) any reduction in his base salary or target annual bonus opportunity (other than a general reduction in base salary or target annual bonus opportunity that affects all members of senior management proportionately); (d) any material failure by us to pay compensation or benefits when due under his employment agreement; (e) any relocation of our principal office or of his principal place of employment to a location more than 50 miles from its current location in Somerset, New Jersey; or (f) any failure by us to obtain the assumption in writing of our obligation to perform his employment agreement by any successor to all or substantially all of our assets. No termination of his employment based on a specified good reason event will be effective as a termination for good reason unless (x) Mr. Chiminski gives notice to us of such event within 90 days after he learns that such event has occurred (or, in the case of any event described in clauses (e) or (f), within 30 days after he learns that such event has occurred), (y) such good reason event is not fully cured within 30 days after such notice, and (z) Mr. Chiminski’s employment terminates within 60 days following the end of the cure period.

For grants under the Omnibus Plans, if Mr. Chiminski incurred a termination, other than for death, disability, or a change of control that occurs during the period commencing on the date of the consummation of a change of control and ending on the date that is eighteen months following the consummation of such change of control, we could cancel any unvested option, RSU, or PSU and he would forfeit any unvested Restricted Stock or Performance Shares. Any vested option will remain outstanding and exercisable generally for 90 days, and vested options will terminate immediately if we terminate Mr. Chiminski’s employment for cause. Any vested option that he does not exercise within the applicable post-termination exercise period will terminate.

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SEVERANCE, TERMINATION, AND CHANGE OF CONTROL BENEFITS FOR MESSRS. JOSEPH, BUZY, FASMAN, AND MASELLI

Mr. Joseph’s, Mr. Buzy’s, Mr. Fasman’s, and Mr. Maselli’s severance agreements, the Omnibus Plans, and the grant agreements thereunder provide for certain benefits to be paid to each of them if their employment terminates for one of the reasons described below. Under the Omnibus Plans, if the employment of any of the foregoing was to terminate due to death, any unvested grant would become fully vested and exercisable; however, if termination was due to disability, any unvested awards under the Omnibus Plans would continue to vest as if the executive had continued employment through each applicable anniversary of the date of grant.

Should Mr. Joseph’s, Mr. Buzy’s, or Mr. Fasman’s employment terminate due to death, their respective beneficiaries would receive a death benefit equal to 1.5 times their current base salary (currently $787,500, $600,000, and $870,000, respectively) under our group life insurance program, which covers all eligible active employees. Should Mr. Maselli’s employment be terminated due to death, his beneficiaries would receive a death benefit equal to 4 times his current base salary (totaling $1,993,376 after converting to U.S. dollars) under our U.K. life assurance plan.

If the employment of Mr. Joseph, Mr. Buzy, Mr. Fasman or Mr. Maselli was terminated by us without cause or by the executive for good reason, he would become entitled to a severance payment equal to the sum of annual base salary and target annual bonus, payable in equal installments over the one-year period following the date of termination. Messrs. Joseph, Buzy, and Fasman would also be entitled to continued participation in our group health plans (to the extent the executive was receiving such coverage as of the termination date), at the same premium rates as may be charged from time to time for our employees generally, which coverage would be provided until the earlier of (1) the expiration of one year following the date of termination and (2) the date the executive becomes eligible for coverage under at least one group health plan of any other employer. Each NEO is required to enter into a binding general release of claims as a condition of receiving most severance payments and benefits.

Under the Omnibus Plans, in the event of a change in control, to the extent the acquiring or successor entity does assume, continue or substitute for a granted option, if the NEO were to incur a termination without cause during the period commencing on the date of the consummation of a change in control and ending on the date that is eighteen months following the consummation of such change in control, the grants thereunder would become fully vested and exercisable. Other than in the cases of change of control, death, or disability, a termination will result in the cancellation of unvested awards under the Omnibus Plans held by any of Messrs. Joseph, Buzy, Fasman, and Maselli.

Other Compensation Practices and Policies

EXECUTIVE AGREEMENTS

The following is a description of Mr. Chiminski’s employment agreement, as well as of the provisions of agreements and offer letters with our other NEOs, as in effect during fiscal 2019. In addition, our NEOs have entered into agreements with respect to the long-term incentive grants they have received, the terms of which are described elsewhere in this Proxy Statement. Severance agreements and arrangements affecting our NEOs are further described above and in the table entitled the Fiscal 2019 Potential Payments upon Employment Termination or Change of Control Tables including the footnotes, beginning on page 64.

EMPLOYMENT AGREEMENT OF JOHN CHIMINSKI

Mr. Chiminski’s current employment agreement provides for a three-year employment term commencing August 23, 2017, which automatically extending for successive one-year periods unless a party gives notice of non-renewal.

The terms include (1) an annual base salary of $1,025,000, subject to discretionary increases from time to time, (2) continued participation in our MIP, with a minimum annual target amount of $1,350,000, and (3) continued participation in our annual LTIP with a minimum annual target grant value of $5,625,000.

Under his agreement, Mr. Chiminski is entitled to participate in all group health, life, disability, and other employee benefit and perquisite plans and programs in which our other senior executives generally participate. He also received annual reimbursements for the reasonable cost of (1) premiums for an executive life insurance policy (not to exceed $15,000) and (2) financial services/planning (not to exceed $15,000).

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Mr. Chiminski is subject to a covenant not to (x) compete with us or solicit the business of any client or prospective client while employed and for one year following his termination of employment for any reason or (y) solicit our employees or consultants while employed and for two years following his termination of employment for any reason, in each case subject to certain specified exclusions. The agreement also contains customary confidential information, assignment of intellectual property rights, and indemnification provisions.

OFFER LETTER FOR WETTENY JOSEPH

On January 31, 2018, we provided a letter to Mr. Joseph, with an effective date of February 6, 2018, in connection with his appointment as a senior vice president and our chief financial officer, setting forth certain terms of his employment. The letter set his base salary and MIP target at $475,000 and $360,000, respectively, and provides that he will be recommended to receive an LTIP grant for fiscal 2019 of $665,000. Effective July 23, 2018, we raised his base salary to $500,000, and, effective July 22, 2019, we raised it again, to $525,000.

OFFER LETTER FOR PETER BUZY

On May 14, 2019, we provided a letter to Mr. Buzy, effective upon the completion of the acquisition of Paragon, in connection with his appointment as our President, Gene Therapy, setting forth certain terms of his employment. The letter set his base salary and MIP target at $400,000 and $300,000, respectively (the latter commencing in fiscal 2020), and provides that he will be recommended to receive an LTIP grant for fiscal 2020 of $325,000.

OFFER LETTER FOR STEVEN L. FASMAN

On March 13, 2018, we provided a letter to Mr. Fasman setting forth certain terms of his employment, with immediate effect. The letter set his base salary and MIP target at $550,000 and $412,500, respectively, and provides that he will be recommended to receive an LTIP grant for fiscal 2019 of $650,000. Effective July 22, 2019, we raised his base salary to $580,000.

OFFER LETTER AND EMPLOYMENT AGREEMENT FOR ALESSANDRO MASELLI

On January 31, 2019, we provided a letter to Mr. Maselli, with an effective date of February 13, 2019, in connection with his appointment as our president and chief operating officer, setting forth certain terms of his employment. The letter set his base salary and MIP target at £385,000 and £310,000, respectively, and provides that he will receive an LTIP grant for fiscal 2020 of $700,000. In addition, consistent with U.K. practice, we entered in an employment agreement with Mr. Maselli setting forth certain additional and customary terms of his employment.

EXECUTIVE STOCK OWNERSHIP GUIDELINES

Our executive stock ownership guidelines for our CEO and certain of our executives, including the other NEOs, set a multiple of each executive’s base salary as the amount of qualifying equity to be acquired and held by each executive. In assessing compliance with the guidelines, we count shares held outright, 50% of the value of unvested Restricted Stock and RSUs, and 100% of shares held in benefit plans, if any. Our guidelines by executive level are as follows:

Class of Executive	Multiple of Base Salary

Mr. Chiminski	5X

Other NEOs	2.5X

If, on the date of any exercise of an option to purchase our common stock or the delivery of our common stock underlying any vested RSU or PSU, an executive has not reached the minimum ownership level under the guidelines, then the executive should retain and not sell that portion of the delivered shares whose market value is equal to at least 50% of the after-tax

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market value of all shares delivered on that date. For purposes of complying with this provision of the guidelines, the market value is equal to the average closing price per share of our common stock as reported on the NYSE for all trading days in the last month of the prior fiscal year.

All of our NEOs have complied with the retention provisions of these guidelines during fiscal 2019.

HEDGING AND PLEDGING

Our Securities Trading Policy prohibits directors and all of our employees, including our executive officers, from engaging in any transactions that are designed to hedge or offset any decrease in the market value of our securities, including, but not limited to, through the use of financial instruments such as exchange funds, variable forward contracts, equity swaps, puts, calls, and other derivative instruments, or through the establishment of a short position in our securities. Though our Securities Trading Policy allows the pledging by our directors and employees, including our executive officers, of our securities in situations approved by our General Counsel, our current policy and practice is that no such pledging is allowed.

RISK ASSESSMENT OF COMPENSATION PRACTICES AND POLICIES

With the assistance of its independent consultant, the Compensation Committee reviews our compensation program from a risk perspective. Based on that review, the Committee believes that our program is not reasonably likely to have a material adverse effect on us and our shareholders. Our compensation program achieves this by striking an appropriate balance between short-term and long-term incentives, using a diversity of metrics to assess performance and payout under our incentive programs, placing caps on our incentive award payout opportunities, and having stock ownership and retention requirements. For example, our current long-term equity incentive program incorporates the company’s financial performance and stock price into its performance measures and generally magnifies the impact of changes in our stock price as well as relative total shareholder return performance.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

Subject to certain limitations and terms, § 162(m) of the Code and its implementing regulations provide that we may not deduct compensation of more than $1,000,000 paid in any year to our CEO and certain other executive officers. Because we only became a publicly traded company upon our IPO on July 30, 2014, we had been subject to a transitional period, during which the restrictions in these rules did not apply to us (though they may apply with respect to certain equity awards granted during the transitional period but that vest and settle thereafter) (the “162(m) Transitional Period”). This period ended upon the occurrence of our 2018 annual meeting. Limitations imposed by Code § 162(m) will apply to a portion of the compensation we pay.

The previous exception from the deduction limit in Code § 162(m) for qualified “performance-based” compensation was repealed by the Tax Cuts and Jobs Act, effective for taxable years beginning after December 31, 2017, making unavailable the benefits of that exception except in limited circumstances. While we intend to structure executive compensation so as to minimize any limitation imposed by Code § 162(m), we will continue to maintain flexibility and the ability to pay competitive compensation by not requiring all compensation to be deductible to the extent that doing so is consistent with the best interests of our company and shareholders.

54         CATALENT, INC.  |  2019 Proxy Statement        REPORT OF THE COMPENSATION COMMITTEE

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on its review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement as filed on Schedule 14A with the SEC.

Submitted by the Compensation Committee:

Gregory Lucier, Chair

J. Martin Carroll

John J. Greisch

Donald E. Morel, Jr.

Date: August 21, 2019

EXECUTIVE COMPENSATION TABLES        2019 Proxy Statement  |  CATALENT, INC.        55

Executive Compensation Tables

The following tables summarize our NEO compensation:

Fiscal 2019 Summary Compensation Table PAGE 56

This table summarizes the compensation earned by or paid to our NEOs for the fiscal years ended June 30, 2019, 2018, and 2017, to the extent applicable, including salary earned, annual incentive plan payments, the aggregate grant date fair value of stock awards and option awards granted to our NEOs, and all other compensation paid to our NEOs.

Fiscal 2019 Grants of Plan-Based Awards Table PAGE 58	This table summarizes all grants of plan-based awards made to our NEOs for the fiscal year ended June 30, 2019.
Fiscal 2019 Outstanding Equity-Based Awards at Year-End Table PAGE 59	This table summarizes the unvested stock awards and all stock options held by our NEOs as of June 30, 2019.
Fiscal 2019 Option Exercises and Stock Vested Table PAGE 62	This table summarizes our NEOs’ option exercises and stock award vesting during the fiscal year ended June 30, 2019.
Fiscal 2019 Non-Qualified Deferred Compensation Table PAGE 62

This table summarizes the activity during 2019 and account balances under our Deferral Plan as of June 30, 2019. Following the table is a description of our Deferral Plan. For additional discussion of the Deferral Plan, see “Compensation Discussion and Analysis—Other Benefits under Our Executive Compensation Program—Deferred Compensation Plan” elsewhere in this Proxy Statement.

Fiscal 2019 Potential Payments upon Employment Termination or Change of Control Tables PAGE 64

These tables summarize payments, rights, and benefits that would be provided to our NEOs in the event of certain employment terminations or a change of control, assuming such event occurred on June 30, 2019.

56         CATALENT, INC.  |  2019 Proxy Statement        EXECUTIVE COMPENSATION TABLES

Fiscal 2019 Summary Compensation Table

Name and Principal position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)(6)
John Chiminski	2019	1,025,000	4,147,771	1,777,507	1,432,485	132,224	8,514,987
Chair and Chief Executive Officer	2018	1,017,610	3,937,714	1,687,513	1,774,400	109,631	8,526,868
	2017	975,000	2,520,078	1,080,000	1,698,750	52,787	6,326,615
Wetteny Joseph(7)	2019	498,489	560,096	240,011	376,440	61,292	1,736,328
Senior Vice President and Chief Financial Officer	2018	418,610	780,083	120,006	370,402	36,386	1,725,487
Peter Buzy(7)	2019	49,253	2,000,000	2,000,009	134,548	2,239	4,186,049
President, Gene Therapy
Steven L. Fasman	2019	550,000	455,109	195,003	437,705	50,715	1,688,532
Senior Vice President, General Counsel & Secretary	2018	550,000	645,092	195,000	533,570	23,949	1,947,611
	2017	550,000	385,047	165,001	485,719	8,285	1,594,052
Alessandro Maselli(7)	2019	450,266	315,096	135,010	299,518	680,669	1,880,559
President and Chief Operating Officer

(1)

Values reflect the amount actually paid to the NEOs in each fiscal year reported. Mid-year base salary adjustments are not retroactive to the beginning of the fiscal year unless otherwise noted. Amounts reported include any compensation an NEO elected to defer under the Deferral Plan. During fiscal 2018, the Compensation Committee switched to an annual review for our most senior executives, including our NEOs. Prior to that, the Compensation Committee generally reviewed compensation of all employees with a salary of at least $275,000 on an 18-month cycle. Actual changes in compensation may occur earlier based on changes to an employment agreement, performance, and market competitiveness. Mr. Chiminski’s base salary increased from $975,000 to $1,025,000 effective August 23, 2017. Mr. Joseph’s base salary increased from $355,000 to $385,000 effective July 24, 2017, from $385,000 to $475,000 effective February 6, 2018, and from $475,000 to $500,000 effective July 23, 2018. In connection with the acquisition of Paragon, Mr. Buzy’s base salary was set at $400,000 effective as of the Paragon Closing. Mr. Maselli’s base salary increased from GBP 325,000 to GBP 385,000 effective February 13, 2019. The amounts that were paid to Mr. Maselli in pounds sterling were converted to U.S. dollars at an exchange rate of 1.2944 for fiscal 2019, which represents the average of the monthly rates during the fiscal 2019.

(2)

Represents the aggregate grant date fair value of stock awards for fiscal years 2019, 2018, and 2017 computed in accordance with FASB ASC Topic 718, using the assumptions discussed in Note 14, “Equity-Based Compensation,” to the consolidated financial statements included in our 2019 Annual Report. The amounts reported in this column for the Adjusted EPS Performance Shares for fiscal years 2019, 2018, and 2017 assume, in accordance with FASB ASC Topic 718, that the NEOs will receive or retain the target number of Performance Shares, respectively, awarded to them in each such fiscal year. If, instead, the performance during the 2019-21 performance period is such that the NEOs receive or retain the maximum number of Adjusted EPS Performance Shares capable of being awarded/retained (200% of target), the value of the grants, calculated in accordance with FASB ASC Topic 718, would be as follows:

Name	ASC Topic 718 Value at Maximum ($)
John Chiminski	5,184,727
Wetteny Joseph	700,053
Peter Buzy	-
Steven L. Fasman	568,837
Alessandro Maselli	393,836

Relative Return Performance Shares are subject to market conditions, and not performance conditions, as defined under ASC 718, and therefore do not have maximum grant date fair values that differ from the grant date fair values presented in the table. The actual value of the Performance Shares, if any, that ultimately convert to shares of our common stock or are no longer subject to forfeiture, respectively, on the vesting dates will depend on (x) our share price on such dates and (y) our performance according to the applicable performance criteria.

The amount reported for Mr. Buzy in this column for fiscal 2019 includes a one-time equity award of 44,082 RSUs granted as of the Paragon Closing pursuant to the terms of the May 14, 2019 offer letter we provided to Mr. Buzy in connection with his hiring (the “Buzy Offer Letter”).

During fiscal 2018, the PSUs issued to the NEOs (other than Mr. Buzy) during fiscal 2017 were cancelled and reissued as Performance Shares with identical performance criteria in order to take full advantage of the Code § 162(m) Transitional Period. There was no incremental fair value compensation charge associated with this change.

(3)

Reflects options we granted to the NEOs to acquire shares of our common stock. Amounts reported reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 using the assumptions discussed in Note 14, “Equity-Based Compensation,” to the consolidated financial statements included in our 2019 Annual Report.

(4)

Other than Mr. Buzy, amounts reported reflect the MIP awards earned by each of our NEOs. For Mr. Buzy, the amount reported reflects a six-month bonus under the Paragon Bioservices compensation program for the period of January 1, 2019 through June 30, 2019. Amounts reported include any compensation an NEO elected to defer under the Deferral Plan. Amounts reported were paid in pounds sterling to Mr. Maselli, and converted to U.S. dollars at the exchange rates set forth in note (1) above.

EXECUTIVE COMPENSATION TABLES        2019 Proxy Statement  |  CATALENT, INC.        57

(5)	The amounts set forth as “All Other Compensation” for fiscal 2019 are further detailed below:

Name	Employer 401(k) Matching Contributions ($)(A)	Employer Non- Qualified Deferred Compensation Matching Contributions ($)(B)	Employer Qualified Non-US DC/ Pension Plan Contributions ($)(C)	Relocation/ Ex-Pat Allowances & Benefits ($)(D)	Financial Services Reimbursement ($)(E)	Life Insurance Policy Reimbursement ($)(F)	Employer Health Benefit Cost	Total ($)
John Chiminski	8,291	91,078	-	-	15,344	8,775	8,736	132,224
Wetteny Joseph	10,712	29,516	-	-	12,328	-	8,736	61,292
Peter Buzy	1,231	-	-	-	-	-	1,008	2,239
Steven L. Fasman	10,904	20,308	-	-	10,767	-	8,736	50,715
Alessandro Maselli	-	-	19,879	651,131	7,750	-	1,909	680,669

(A)

Prior to January 1, 2019, our 401(k) qualified defined contribution plan provided that we will match 50% of each participant’s contribution on the first 6% of such participant’s contributions, up to regulatory limits. Effective January 1, 2019, we increased the employer match to 100% of up to 4% of annual compensation contributed, up to federal tax law limits on both compensation that may be considered for contribution and the amount employees may contribute.

(B)

Represents contributions under our Deferral Plan, which, among other features, provides that we will match 50% of each participant’s contribution on the first 6% of eligible pay that such participant contributes to the plan, up to any applicable limit. Effective in June 2018, our Deferral Plan was implemented in the U.K. with the same match provision.

(C)

Mr. Maselli participated in the Catalent Pharma Solutions U.K. Pension Plan, a qualified defined contribution plan, with an employer contribution of 4% at the start of fiscal 2019, later increasing to 5.5% effective April 1, 2019 to align with the U.K. Pension Autoenrollment legislation. The amounts reported with respect to Mr. Maselli in this column were paid in pounds sterling and converted to U.S. dollars at an exchange rate of 1.2944, which represents the average monthly rate during fiscal 2019.

(D)

As a result of Mr. Maselli’s transfer from Italian to U.K. contractual arrangements in February 2018, we provided Mr. Maselli with certain continued benefits under his previous December 2010 long-term assignment agreement, which included an existing leased car until the lease expires in March 2020, school fees to be covered 100% by us until the end of the 2018-2019 academic year (to be reduced to 50% for the academic year 2019-2020), and a U.K. housing allowance until December 31, 2018. Due to the increased amount of time spent in the U.S. for work-related purposes, Mr. Maselli receives tax equalization benefits. The amount reported in this column for Mr. Maselli reflects the following: $32,119 for his U.K. housing allowance; $1,300 for relocation-related costs; $15,651 for the annual cost of his leased car; $60,326 for school fees; and aggregate tax equalization benefits paid by us of $541,735.

Amounts reported in this column were paid in pounds sterling for Mr. Maselli and converted to U.S. dollars using an exchange rate of 1.2944, which represents the average of the monthly rates during fiscal 2019.

(E)

Pursuant to the terms of Mr. Chiminski’s employment agreement, with respect to each calendar year during the employment term, he is entitled to be reimbursed for the reasonable cost of financial services/planning, subject to an aggregate cap of $15,000 within the calendar year. For fiscal 2019, Mr. Chiminski received financial services/planning reimbursements in the amount of $15,344 (which amount was reimbursed in two calendar years and was in compliance with the aggregate cap for each of such years).

Effective in fiscal 2019, the remaining members of the ELT, which includes the other NEOs, are entitled to be reimbursed for the reasonable cost of financial services/planning, subject to an aggregate cap of $15,000 within the calendar year. For fiscal year 2019, we covered the cost of financial services/planning for Messrs. Joseph, Fasman, and Maselli in the amount of $12,328, $10,767, and $7,750, respectively. The amount reported in this column for Mr. Maselli was paid in U.S. dollars and includes $250 for tax preparation.

(F)

Pursuant to the terms of Mr. Chiminski’s employment agreement, with respect to each calendar year during the employment term, he is entitled to be reimbursed for the reasonable cost of premiums for an executive life insurance policy, subject to an aggregate cap of $15,000 within the calendar year. For fiscal 2019, Mr. Chiminski received a premium reimbursement in the amount of $8,775.

(6)

We have not included columns reporting any amount as “Bonus” or as “Change in Pension Value and Nonqualified Deferred Compensation Earnings” because none of our Named Executive Officers received or earned any bonus or above-market or preferential earnings during the 2017 to 2019 fiscal years, respectively.

(7)	Messrs. Joseph, Buzy, and Maselli did not qualify as Named Executive Officers in one or more previous years. Accordingly, disclosure of their compensation for such prior years is not required.

58         CATALENT, INC.  |  2019 Proxy Statement        EXECUTIVE COMPENSATION TABLES

Fiscal 2019 Grants of Plan-Based Awards Table

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payments under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Name	Grant Date	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
John Chiminski		472,500	1,350,000	2,354,535	-	-	-	-	-	-	-
	7/23/2018	-	-	-	-	-	-	-	138,543	43.88	1,777,507
	7/23/2018	-	-	-	-	-	-	27,006	-	-	1,185,023
	7/23/2018	-	-	-	16,879	33,757	67,514	-	-	-	1,481,257
	7/23/2018	-	-	-	15,507	31,013	46,519	-	-	-	1,481,491
Wetteny Joseph		140,000	400,000	697,640	-	-	-	-	-	-	-
	7/23/2018	-	-	-	-	-	-	-	18,707	43.88	240,011
	7/23/2018	-	-	-	-	-	-	3,647	-	-	160,030
	7/23/2018	-	-	-	2,279	4,558	9,116	-	-	-	200,005
	7/23/2018	-	-	-	2,094	4,188	6,281	-	-	-	200,061
Peter Buzy		-	111,565	139,457	-	-	-	-	-	-	-
	5/17/2019	-	-	-	-	-	-	-	161,813	45.37	2,000,009
	5/17/2019	-	-	-	-	-	-	44,082	-	-	2,000,000
Steven L. Fasman		144,375	412,500	719,441	-	-	-	-	-	-	-
	7/23/2018	-	-	-	-	-	-	-	15,199	43.88	195,003
	7/23/2018	-	-	-	-	-	-	2,963	-	-	130,016
	7/23/2018	-	-	-	1,852	3,704	7,407	-	-	-	162,532
	7/23/2018	-	-	-	1,702	3,403	5,104	-	-	-	162,561
Alessandro Maselli		111,392	318,264	555,084	-	-	-	-	-	-	-
	7/23/2018	-	-	-	-	-	-	-	10,523	43.88	135,010
	7/23/2018	-	-	-	-	-	-	2,052	-	-	90,042
	7/23/2018	-	-	-	1,282	2,564	5,128	-	-	-	112,508
	7/23/2018	-	-	-	1,178	2,356	3,534	-	-	-	112,546

(1)

For Messrs. Chiminski, Joseph, Fasman, and Maselli, represents potential payments for fiscal 2019 under our MIP. Mr. Buzy will become eligible to participate in our MIP in fiscal 2020. For fiscal 2019, per the terms of the acquisition agreement whereby we acquired Paragon, he was eligible for a six-month bonus in respect of the first half of calendar 2019. As such, the value reported for Mr. Buzy represents a potential payment for that period based on his previous incentive target of 55% of eligible base salary earnings. Both MIP awards and the six-month bonus for Mr. Buzy were paid in cash. There was no change to Mr. Chiminski’s MIP target of $1,350,000 for fiscal 2019. Mr. Joseph’s MIP target was increased by the Compensation Committee from $360,000 to $400,000 effective July 1, 2018. Mr. Fasman’s MIP target for fiscal 2019 was $412,500. Mr. Maselli’s MIP target at the start of fiscal 2019 was £206,893 and was increased to £310,000 effective February 13, 2019 pursuant to his revised offer letter upon becoming our President and Chief Operating Officer. As a result, the target amount reported in this column for Mr. Maselli represents a blended amount to account for the change, converted to U.S. dollars using an exchange rate of 1.2944, which represents the average of the monthly rates during fiscal 2019. For fiscal 2019, the payout range for the MIP is 0-174.41% of target and 0-125% of target under Paragon’s incentive plan. See the section in our CD&A entitled “Compensation Determinations for 2019—Management Incentive Plan” for a further description of our MIP.

(2)

Represents Performance Shares granted to the NEOs (other than Mr. Buzy) during fiscal 2019 with respect to the fiscal 2019-21 performance period, which were issued at the maximum target (200% of target for Adjusted EPS Performance Shares and 150% of target for Relative Return Performance Shares). In fiscal 2019, the Compensation Committee continued to set the performance metrics for the Performance Shares awarded under our LTIP using Adjusted EPS and Relative Return, each of which will apply to 50% of value awarded. The number of Performance Shares earned or retained, respectively, can range from 0-200% of the target number of Adjusted EPS Performance Shares and 0-150% of the target number of Relative Return Performance Shares, depending on our achievement against the performance metrics that the Compensation Committee established at the beginning of the performance period. See the section in our CD&A entitled “Compensation Determinations for 2019—Long-Term Incentive Awards” for a further description of our long-term incentive compensation program.

(3)

Represents RSUs and Restricted Stock granted during fiscal 2019. Messrs. Chiminski, Joseph, Fasman, and Maselli received Restricted Stock on July 23, 2018. Mr. Buzy received an RSU grant as of the Paragon Closing pursuant to the terms of the Buzy Offer Letter. The vesting and settlement terms of the RSUs and Restricted Stock are described in more detail in the section in our CD&A entitled “Compensation Determinations for 2019—Long-Term Incentive Awards.”

(4)

Represents non-qualified stock options granted during fiscal 2019. Stock options have an exercise price based on the closing price per share of our common stock on the date of grant, as reported on the NYSE. Messrs. Chiminski, Joseph, Fasman, and Maselli were granted stock options on July 23, 2018. Mr. Buzy was granted stock options on the Paragon Closing pursuant to the terms of the Buzy Offer Letter. See the section in our CD&A entitled “Compensation Determinations for 2019—Long-Term Incentive Awards” for a further description of our long-term incentive compensation program.

(5)

The values of equity-based grants presented in this table were calculated in accordance with FASB ASC Topic 718 using the assumptions discussed in Note 14, “Equity-Based Compensation,” to the consolidated financial statements included in our 2019 Annual Report. The stock price used in each calculation is the closing price per share of our common stock on each respective grant date, as reported on the NYSE. The values of the Adjusted EPS Performance Share grants reported in this column assume that the awards will vest at their target values.

EXECUTIVE COMPENSATION TABLES        2019 Proxy Statement  |  CATALENT, INC.        59

Fiscal 2019 Outstanding Equity-Based Awards at Year-End Table

			Option Awards(1)					Stock Awards
Name (a)	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date(2) (f)	Number of Shares or Units of Stock That Have Not Vested (#)(3) (g)	Market Value of Shares or Units of Stocks That Have Not Vested ($)(4) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5) (i)	Equity Incentive Plan Awards: Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4) (j)
John Chiminski	7/23/2018			138,543		43.88	7/23/2028	-	-	-	-
	7/23/2018		-	-	-	-	-	27,006	1,463,995	-	-
	7/23/2018		-	-	-	-	-	-	-	67,514	3,659,934
	7/23/2018		-	-	-	-	-	-	-	46,519	2,521,795
	8/23/2017		-	-	-	-	-	-	-	49,974	2,709,091
	8/23/2017		-	-	-	-	-	-	-	37,298	2,021,925
	8/23/2017		15,264	45,792	-	34.91	8/23/2027	-	-	-	-
	8/23/2017		-	-		-	-	-	-	29,004	1,572,307
	8/23/2017		-	-	-	-	-	-	-	21,126	1,145,240
	8/23/2017		-	-	-	-	-	11,602	628,944	-	-
	8/23/2017		-	-	-	-	-	-	-	73,650	3,992,567
	8/23/2017		-	-	-	-	-	-	-	52,269	2,833,502
	7/24/2017		25,936	77,811	-	36.02	7/24/2027	-	-	-	-
	7/24/2017							19,989	1,083,604	-	-
	7/26/2016		-	75,525	-	24.44	7/26/2026	-	-	-	-
	7/26/2016		-	-	-	-	-	29,460	1,597,027	-	-
	8/27/2015		75,279	25,093	-	31.96	8/27/2025	-	-	-	-
	10/23/2014		9,790	-	-	24.26	10/23/2024	-	-	-	-
Wetteny Joseph	7/23/2018		-	18,707	-	43.88	7/23/2028	-	-	-	-
	7/23/2018		-	-	-	-	-	3,647	197,704	-	-
	7/23/2018		-	-	-	-	-	-	-	9,116	494,178
	7/23/2018		-	-	-	-	-	-	-	6,281	340,493
	4/25/2018		-	-	-	-	-		-	5,554	301,082
	4/25/2018		-	-	-	-	-	-	-	4,145	224,700
	4/25/2018		-	-	-	-	-	-	-	6,956	377,085
	4/25/2018		-	-	-	-	-	-	-	4,937	267,635
	2/6/2018		-	-	-	-	-	11,974	649,111	-	-
	7/24/2017		2,882	8,646	-	36.02	7/24/2027	-	-	-	-
	7/24/2017		-	-	-	-	-	2,221	120,400	-	-
	7/26/2016		7,132	7,134	-	24.44	7/26/2026	-	-	-	-
	7/26/2016		-	-	-	-	-	2,783	150,866	-	-
	10/13/2015		3,237	1,081	-	24.09	10/13/2025	-	-	-	-
	8/27/2015		4,884	1,631	-	31.96	8/25/2025	-	-	-	-
	7/30/2014		10,849	-	-	20.50	7/30/2024	-	-	-	-
	6/25/2013	(6)	2,492	-	-	18.71	6/25/2023	-	-	-	-

60         CATALENT, INC.  |  2019 Proxy Statement        EXECUTIVE COMPENSATION TABLES

			Option Awards(1)					Stock Awards
Name (a)	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date(2) (f)	Number of Shares or Units of Stock That Have Not Vested (#)(3) (g)	Market Value of Shares or Units of Stocks That Have Not Vested ($)(4) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5) (i)	Equity Incentive Plan Awards: Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4) (j)
Peter Buzy	5/17/2019		-	161,813	-	45.37	5/17/2029	-	-	-	-
	5/17/2019		-	-	-	-	-	44,082	2,389,685	-	-
	5/17/2019	(7)	230,093	-	-	0.88	12/16/2024	-	-	-	-
Steven L. Fasman	7/23/2018		-	15,199	-	43.88	7/23/2028	-	-	-	-
	7/23/2018		-	-	-	-	-	2,963	160,624	-	-
	7/23/2018		-	-	-	-	-	-	-	7,407	401,533
	7/23/2018		-	-	-	-	-	-	-	5,104	276,688
	11/10/2017		-	-	-	-	-	5,000	271,050	-	-
	8/23/2017		-	-	-	-	-	-	-	9,024	489,191
	8/23/2017		-	-	-	-	-	-	-	6,735	365,104
	8/23/2017		-	-	-	-	-	-	-	11,254	610,079
	8/23/2017		-	-	-	-	-	-	-	7,986	432,921
	7/24/2017		4,683	14,049	-	36.02	7/24/2027	-	-	-	-
	7/24/2017		-	-	-	-	-	3,610	195,698	-	-
	7/26/2016		11,538	11,539	-	24.44	7/26/2026	-	-		-
	7/26/2016		-	-	-	-	-	4,501	243,999	-	-
	8/27/2015		10,455	3,486	-	31.96	8/27/2025	-	-	-	-
	10/23/2014		5,153	-	-	24.26	10/23/2024	-	-	-	-
Alessandro Maselli	7/23/2018		-	10,523	-	43.88	7/23/2028	-	-	-	-
	7/23/2018		-	-	-	-	-	2,052	111,239	-	-
	7/23/2018		-	-	-	-	-	-	-	5,128	277,989
	7/23/2018		-	-	-	-	-	-	-	3,534	191,578
	4/25/2018		-	-	-	-	-	-	-	2,092	113,407
	4/25/2018		-	-	-	-	-	-	-	1,485	80,502
	4/25/2018		-	-	-	-	-	-	-	5,046	273,544
	4/25/2018		-	-	-	-	-	-	-	3,657	198,246
	4/25/2018		-	-	-	-	-	-	-	4,998	270,942
	4/25/2018		-	-	-	-	-	-	-	3,731	202,258
	7/24/2017		2,593	7,782	-	36.02	7/24/2027	-	-	-	-
	7/24/2017		-	-	-	-	-	1,999	108,366	-	-
	9/8/2016		-	-	-	-	-	2,019	109,450	-	-
	9/8/2016		-	-	-	-	-	5,000	271,050	-	-
	9/8/2016		5,546	5,547	-	23.89	9/8/2026	-	-	-	-
	7/26/2016		-	-	-	-	-	2,092	113,407	-	-

(1)

The number of outstanding time-based, performance-based, and Substitute Options (as defined in note 7 below) vested and exercisable is reported in column (b). Unvested outstanding time-based options are reported in column (c) and ordinarily become vested pursuant to the vesting schedule for time-based options described in the section in our CD&A entitled “Compensation Determinations for 2019—Long-Term Incentive Awards.” Other than with respect to the options granted to Mr. Joseph on June 25, 2013, which have a vesting reference date of July 1, and Mr. Buzy’s (i) Substitute Options, which were 100% vested on the date of grant, and (ii) Paragon Closing grant of 161,813 time-based options, which vest on the second anniversary of the grant date with the potential accelerated vesting of 50% if certain performance conditions are met for fiscal 2020, all vesting of time-based options granted to the NEOs occurs on the applicable anniversary of the grant date. The time-based options granted to Messrs. Chiminski, Joseph, and Fasman in fiscal 2015 vested in equal 25% increments on July 30, 2015, 2016, 2017 and 2018, respectively, for Messrs. Chiminski and Joseph, and on October 23, 2015, 2016, 2017 and 2018, respectively, for Messrs. Chiminski and Fasman. Three-quarters of the time-based options granted to Messrs. Chiminski, Joseph, and Fasman in

EXECUTIVE COMPENSATION TABLES        2019 Proxy Statement  |  CATALENT, INC.        61

fiscal 2016 vested in equal 25% increments on August 27, 2016, 2017 and 2018, respectively. Three-quarters of the time-based options granted to Mr. Joseph on October 13, 2015 vested in equal 25% increments on October 13, 2016, 2017 and 2018, respectively. Half of the time-based options granted to Mr. Maselli on September 8, 2016 vested in equal 25% increments on September 8, 2017 and 2018, respectively. Half of the time-based options granted to Messrs. Chiminski, Joseph, and Fasman in fiscal 2017 vested in equal 25% increments on July 26, 2017 and 2018, respectively. The first 25% of the time-based options granted to Messrs. Chiminski, Joseph, Fasman, and Maselli in fiscal 2018 vested on July 24, 2018. (Each of the foregoing descriptions of vested amounts is as of June 30, 2019.) As described in the section of the CD&A entitled “Fiscal 2019 Potential Payments Upon Employment Termination or Change in Control Tables,” all or a portion of each option grant may vest earlier in connection with a change of control of the company or certain terminations of employment. The metrics for performance-based options granted to Mr. Joseph on June 25, 2013 (the “2013 PSO Grant”) were not achieved for fiscal 2016 and 2017. The terms and conditions of the Pre-IPO Stock Plan award agreements allow for catch-up vesting in the next fiscal year in the event the cumulative performance target is met in the following fiscal year. During fiscal 2019, it was determined that the performance-based options related to meeting the target/cumulative target for fiscal 2018 were not met and the remaining outstanding options for the 2013 PSO Grant were cancelled on August 23, 2018.

(2)

Other than for Mr. Buzy’s Substitute Options, each expiration date shown is the tenth anniversary of the grant date. Mr. Buzy’s Substitute Options have an expiration date of December 16, 2024, which represents the 10th anniversary of the December 16, 2014 grant to Mr. Buzy under the Paragon stock incentive plan. Options may terminate earlier in certain circumstances, such as in connection with an NEO’s termination of employment or in connection with certain corporate transactions, including a change of control of the company.

(3)

The figure reported for Mr. Chiminski represents 29,460 RSUs granted on July 26, 2016; 19,989 RSUs granted on July 24, 2017; 11,602 shares of Restricted Stock granted on August 23, 2017; and 27,006 shares of Restricted Stock granted on July 23, 2018. The figure reported for Mr. Joseph represents 2,783 RSUs granted on July 26, 2016; 2,221 RSUs granted on July 24, 2017; a special equity award of 11,974 shares of Restricted Stock granted on February 6, 2018 to recognize his promotion to the position of Chief Financial Officer; and 3,647 shares of Restricted Stock granted on July 23, 2018. The figure reported for Mr. Buzy represents a one-time award of 44,082 RSUs granted as of the Paragon Closing in accordance with the Buzy Offer Letter. The figure reported for Mr. Fasman represents 4,501 RSUs granted on July 26, 2016; 3,610 RSUs granted on July 24, 2017; a one-time retention award of 5,000 shares of Restricted Stock granted on November 10, 2017; and 2,963 shares of Restricted Stock granted on July 23, 2018. The figure reported for Mr. Maselli represents 2,092 RSUs granted on July 26, 2016; one-time and incremental awards of 5,000 and 2,019 RSUs, respectively, granted on September 8, 2016 to recognize his promotion to the position of Senior Vice President, Global Operations; 1,999 RSUs granted on July 24, 2017; and 2,052 shares of Restricted Stock granted on July 23, 2018. Each of the foregoing grants will vest on the third anniversary of its respective grant date, other than Mr. Buzy’s award, which will vest on the second anniversary of the grant date subject to the condition that Mr. Buzy shall have purchased within six (6) months of the grant date, and shall hold at all times thereafter up to and including the vest date, at least $2,000,000 in common stock. Mr. Buzy made the required purchase within the 6-month period and, as of the date of this Proxy Statement, continues to hold the requisite shares. As described in the section of the CD&A entitled “Fiscal 2019 Potential Payments Upon Employment Termination or Change in Control,” all or a portion of the RSUs or Restricted Stock may vest earlier in connection with a change of control of the company or certain terminations of employment.

(4)	Shares are valued based on the $54.21 closing price per share of our common stock on June 28, 2019 (the last trading day of fiscal 2019), as reported on the NYSE.

(5)

Represents Performance Shares, which have been issued at the maximum possible level (200% of target for Adjusted EPS Performance Shares and 150% of target for Relative Return Performance Shares). Actual payout levels will be set at such time that the Compensation Committee determines, following the end of the applicable performance period, the cumulative performance levels achieved relative to the performance targets. On August 23, 2017, the PSUs granted during calendar years 2016 and 2017 to Messrs. Chiminski and Fasman were cancelled and an identical target number of Performance Shares with identical vesting terms and performance measures were issued at the maximum target for Adjusted EPS and Relative Return in order to avoid deductibility issues under Code § 162(m). A similar cancellation and issuance was done on April 25, 2018 in respect of PSUs granted during calendar years 2016 and 2017 to Messrs. Joseph and Maselli. The figure reported for Mr. Chiminski represents (a) 73,650 Performance Shares (Adjusted EPS) and 52,269 Performance Shares (Relative Return) granted on August 23, 2017 in replacement of PSUs for fiscal 2017 granted on July 26, 2016, (b) 49,974 Performance Shares (Adjusted EPS) and 37,298 Performance Shares (Relative Return) granted on August 23, 2017 in replacement of PSUs for fiscal 2018 granted on July 24, 2017, (c) 29,004 Performance Shares (Adjusted EPS) and 21,126 Performance Shares (Relative Return) granted on August 23, 2017 as an incremental grant after the amendment of Mr. Chiminski’s employment agreement, and (d) 67,514 Performance Shares (Adjusted EPS) and 46,519 Performance Shares (Relative Return) granted on July 23, 2018. The figure reported for Mr. Joseph represents (a) 6,956 Performance Shares (Adjusted EPS) and 4,937 Performance Shares (Relative Return) granted on April 25, 2018 in replacement of PSUs for fiscal 2017 granted on July 26, 2016, (b) 5,554 Performance Shares (Adjusted EPS) and 4,145 Performance Shares (Relative Return) granted on April 25, 2018 in replacement of PSUs for fiscal 2018 granted on July 24, 2017, and (c) 9,116 Performance Shares (Adjusted EPS) and 6,281 Performance Shares (Relative Return) granted on July 23, 2018. The figure reported for Mr. Fasman represents (a) 11,254 Performance Shares (Adjusted EPS) and 7,986 Performance Shares (Relative Return) granted on August 23, 2017 in replacement of PSUs for fiscal 2017 granted on July 26, 2016, (b) 9,024 Performance Shares (Adjusted EPS) and 6,735 Performance Shares (Relative Return) granted on August 23, 2017 in replacement of PSUs for fiscal 2018 granted on July 24, 2017, and (c) 7,407 Performance Shares (Adjusted EPS) and 5,104 Performance Shares (Relative Return) granted on July 23, 2018. The figure reported for Mr. Maselli represents (a) 2,092 Performance Shares (Adjusted EPS) and 1,485 Performance Shares (Relative Return) granted on April 25, 2018 in replacement of PSUs for fiscal 2017 granted on July 26, 2016, (b) 5,046 Performance Shares (Adjusted EPS) and 3,657 Performance Shares (Relative Return) granted on April 25, 2018 in replacement of PSUs for fiscal 2017 granted on September 8, 2016 to recognize Mr. Maselli’s promotion to Senior Vice President, Global Operations, (c) 4,998 Performance Shares (Adjusted EPS) and 3,731 Performance Shares (Relative Return) granted on April 25, 2018 in replacement of PSUs for fiscal 2018 granted on July 24, 2017, and (d) 5,128 Performance Shares (Adjusted EPS) and 3,534 Performance Shares (Relative Return) granted on July 23, 2018. Vesting of each grant is based on a three-year performance period beginning with the fiscal year in which such grant is made. Performance Shares are issued at the maximum possible level and then forfeited in part or completely based on the level of performance achieved during the performance period.

(6)

Our common stock split 70-for-1 in connection with our IPO. All stock information for pre-split periods has been restated in this Proxy Statement as if the split had occurred prior to the events reported.

(7)

In connection with the Paragon acquisition, Mr. Buzy and we agreed to rollover certain of his options under Paragon’s stock incentive plan to options under the 2018 Omnibus Plan. As such, 230,093 stock options (the “Substitute Options”) were granted as of the Paragon Closing.

62         CATALENT, INC.  |  2019 Proxy Statement        EXECUTIVE COMPENSATION TABLES

Fiscal 2019 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)
John Chiminski	286,358	6,948,463	71,139	3,016,972
Wetteny Joseph	9,453	335,730	7,695	324,241
Peter Buzy	-	-	-	-
Steven L. Fasman	-	-	24,882	966,440
Alessandro Maselli	-	-	1,693	72,480

(1)

We report the value realized on exercise as the difference between the fair market value of the shares acquired on exercise, as determined by the closing price per share of our common stock on the exercise date, as reported on the NYSE, and the exercise price of the stock option. As a result, the value realized on exercise does not make any adjustment for those shares forfeited to us by the option holder in order to pay (a) the exercise price and (b) the amount of withholding tax due from the option holder upon exercise, pursuant to the “cashless” exercise provisions of the plan under which each stock option was granted.

(2)

Represents RSU and PSU grants awarded for the fiscal 2016-18 performance period which fully vested in fiscal 2019 upon the third anniversary of the applicable date of grant. In addition to the vesting of the fiscal 2016-18 grants, Mr. Fasman’s January 28, 2016 grant of 15,000 retention RSUs vested on January 28, 2019.

Fiscal 2019 Non-Qualified Deferred Compensation Table

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
John Chiminski	687,665	91,078	253,695	-	4,017,321
Wetteny Joseph	76,925	29,516	37,104	-	810,307
Peter Buzy	-	-	-	-	-
Steven L. Fasman	33,000	20,308	4,504	-	82,570
Alessandro Maselli	-	-	-	-	-

(1)

Represent (a) salary deferrals during fiscal 2019 as reported in the Summary Compensation Table and (b) bonuses earned for fiscal 2018 which were deferred during fiscal 2019 (as they were paid in September 2018) and reported under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for fiscal 2018. Each NEO’s deferral election amount during fiscal 2019 is summarized below.

Name	Fiscal 2018 Bonus Deferral ($)	Fiscal 2019 Salary Deferral ($)	Total Executive Contributions ($)
John Chiminski	621,040	66,625	687,665
Wetteny Joseph	37,040	39,885	76,925
Peter Buzy	-	-	-
Steven L. Fasman	-	33,000	33,000
Alessandro Maselli	-	-	-

(2)	The amounts reported for Messrs. Chiminski, Joseph, and Fasman are reported as compensation for fiscal 2019 under “All Other Compensation” in the Summary Compensation Table.

(3)	The amounts reported in this column are not considered compensation reportable in the Summary Compensation Table.

(4)

Includes (i) $2,263,101 and $116,010 previously reported as compensation to Messrs. Chiminski and Joseph, respectively, in the columns “Salary,” “Non-Equity Incentive Plan Compensation,” and “All Other Compensation” in the Summary Compensation Table in previous years and (ii) $24,750 previously reported as compensation to Mr. Fasman in the columns “Salary” and “All Other Compensation” in the Summary Compensation Table in previous years.

EXECUTIVE COMPENSATION TABLES        2019 Proxy Statement  |  CATALENT, INC.        63

Deferred Compensation

We provide certain of our U.S.- and U.K.-based executives, including our U.S.- and U.K.-based NEOs, with the opportunity to participate in the Deferral Plan, which allows participating executives to defer receipt of a portion of their compensation. Deferrals occur and may be invested on a pre-tax basis, in addition to the amounts that the executive is allowed to contribute to our tax-qualified 401(k) and U.K. pension plans.

The Deferral Plan permits a broad group of U.S.- and U.K.-based executives, including our U.S.- and U.K.-based NEOs, to defer up to 80% of base salary, commissions (not applicable to NEOs), and MIP bonus. In addition, U.S.-based executives may defer their PSU and RSU grants. We credit the first 6% of cash compensation deferred with a matching contribution equal to 50% of the amount deferred. Participants are immediately vested in all amounts they contribute and the related investment gains, but matching contributions and their related investment gains vest ratably over the participant’s first four years of service.

Under the Deferral Plan, we also credit each participant’s deferral account with earnings and/or losses based on the deemed investment of the accounts in one or more of a variety of investment alternatives we make available from time to time. Participants select the investment alternatives in which they wanted their accounts to be deemed to be invested and are credited with earnings and/or losses based on the performance of the relevant investments. Participants are able to change the investment elections for their accounts on a daily basis.

Newport Group and BDO LLC serve as the plan administrators of our U.S. and U.K. Deferral Plans, respectively. Participants in the Deferral Plan may elect from a variety of forms of payout under the plan, including lump-sum payment and various types of annual installments, with the timing depending on the form selected.

The accounts of participants in the prior version of the Deferral Plan that are paid out in a lump-sum cash payment are paid on the 15th day of the month immediately following the month that includes the six-month anniversary of the participant’s separation from our service (other than due to death) (“separation” as defined by Section 409A of the Internal Revenue Code). In the event of the death of a participant prior to the commencement of the distribution of benefits under the plan, such benefits will be paid no later than the later of (x) December 31 of the year in which the participant’s death occurs and (y) the 90th day following the date of the participant’s death.

A participant in the prior version of the Deferral Plan may also elect to receive a payout in annual installments over a period of 5 or 10 years after the participant’s separation from service (including death), although, notwithstanding any such election, the participant’s account will be paid in a lump-sum cash payment in connection with a participant’s separation from service within two years following a change of control. The Deferral Plan also permits participants to receive a distribution in connection with an unforeseeable emergency, in accordance with the requirements of Section 409A of the Internal Revenue Code.

Cash and equity deferrals, employer contributions, and applicable gains are held in a “rabbi” trust. “Rabbi” trust assets are ultimately controlled by us. Operating the Deferral Plan this way permits participants to defer recognition of income for tax purposes on the amounts deferred until they are paid to the participants.

64         CATALENT, INC.  |  2019 Proxy Statement        EXECUTIVE COMPENSATION TABLES

Fiscal 2019 Potential Payments upon Employment Termination or Change of Control Tables

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL—JOHN CHIMINSKI (CEO)

Triggering Event	Value of Option/RSU/PSU/ Restricted Stock/ Performance Share Acceleration ($)(1)	Value of Base Salary and Target Bonus Payment ($)(2)	Value of Continued Benefits Participation ($)(3)	Total ($)
Death	22,959,176	-	-	22,959,176
Termination by Us Without Cause or By Mr. Chiminski for Good Reason	-	4,750,000	28,990	4,778,990
Change of Control (assuming awards are not assumed, continued, or substituted)	-	-	-	-
Termination by Us Without Cause Within 18 Months Following a Change of Control (assuming awards have been assumed, continued, or substituted)	22,959,176	4,750,000	28,990	27,738,166

(1)

Amounts reported represent accelerated vesting of unvested equity-based awards. The amounts reported for death and for a termination by us without cause within 18 months following a change of control (assuming awards have been assumed, continued, or substituted) reflects (a) the “spread” value of the options, equal to $10.33 per share for 138,543 options granted on July 23, 2018, $19.30 per share for 45,792 options granted on August 23, 2017, $18.19 per share for 77,811 options granted on July 24, 2017, $29.77 per share for 75,525 options granted on July 26, 2016, and $22.25 per share for 25,093 options granted on August 27, 2015, in each case representing the difference between the $54.21 closing price per share of our common stock on June 28, 2019 (the last trading day of fiscal 2019), as reported on the NYSE, and the exercise price of the option and (b) 19,989 RSUs granted on July 24, 2017, 29,460 RSUs granted on July 26, 2016, 27,006 shares of Restricted Stock granted on July 23, 2018, 11,602 shares of Restricted Stock granted on August 23, 2017, 76,314 Performance Shares (Adjusted EPS) and 73,795 Performance Shares (Relative Return) granted on August 23, 2017 and 33,757 Performance Shares (Adjusted EPS) and 31,013 Performance Shares (Relative Return) granted on July 23, 2018, the value of which is calculated based on the $54.21 closing price per share of our common stock on June 28, 2019, as reported on the NYSE. Amounts reported also assume that the Adjusted EPS/Relative Return Performance Shares vest at target upon death and for a termination following a change in control; however, the number of Relative Return Performance Shares to vest may vary based on the timing of a change in control during the three-year performance period. Options with a negative “spread” value are reported as $0.

(2)	The amount reported represents 2 times the sum of (a) his annual base salary and (b) his target annual bonus.

(3)

The amount reported represents income attributable to the health care premiums paid by us with respect to Mr. Chiminski’s participation in our employee benefit plans for a two-year period. Mr. Chiminski would also be entitled to be paid for any unused paid-time-off days accrued during 2019.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL—WETTENY JOSEPH (CFO)

Triggering Event	Value of Option/RSU/PSU/ Restricted Stock/ Performance Shares Acceleration ($)(1)	Value of Base Salary and Target Bonus Payment ($)(2)	Value of Continued Benefits Participation ($)(3)	Total ($)
Death	2,891,216	-	-	2,891,216
Termination by Us Without Cause or By Mr. Joseph for Good Reason	-	900,000	14,151	914,151
Change in Control	-	-	-	-
Termination Without Cause Within 18 Months Following a Change of Control (assuming awards have been assumed, continued, or substituted)	2,891,216	900,000	14,151	3,805,367

(1)

Amounts reported represent accelerated vesting of unvested equity-based awards. The amounts reported for death and for a termination by us without cause within 18 months following a change of control (assuming awards have been assumed, continued, or substituted) reflects (a) the “spread” value of the options of $10.33 per share for the 18,707 options granted on July 23, 2018, $18.19 per share for the 8,646 options granted on July 24, 2017, $29.77 per share for the 7,134 options granted on July 26, 2016, $30.12 per share for the 1,081 options granted on October 13, 2015, and $22.25 per share for the 1,631 options granted on August 27, 2015, representing the difference between the $54.21 closing price per share of our common stock on June 28, 2019, as reported on the NYSE, and the exercise price of the option, and (b) 2,221 RSUs granted on July 24, 2017, 2,783 RSUs granted on July 26, 2016, 3,647 shares of Restricted Stock granted on July 23, 2018, 11,974 shares of Restricted Stock granted on February 6, 2018, 6,255 Performance Shares (Adjusted EPS) and 6,054 Performance Shares (Relative Return) granted on April 25, 2018, and 4,558 Performance Shares (Adjusted EPS) and 4,188 Performance Shares (Relative Return) granted on July 23, 2018, the value of which is calculated based on the $54.21 closing price per share of our common stock on June 28, 2019, as reported on the NYSE. Amounts reported also assume that the Adjusted EPS/Relative Return Performance Shares vest at target upon death and for a termination following a change in control; however, the number of Relative Return Performance Shares to vest may vary based on the timing of a change in control during the three-year performance period. Options with a negative “spread” value are reported as $0.

(2)	The amount reported represents the sum of (a) his annual base salary and (b) his target annual bonus.

(3)

The amount reported represents income attributable to the health care premiums paid by us with respect to Mr. Joseph’s participation in our employee benefit plans for a one-year period. Mr. Joseph would also be entitled to be paid out for any unused paid-time-off days accrued during 2019.

EXECUTIVE COMPENSATION TABLES        2019 Proxy Statement  |  CATALENT, INC.        65

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL—MESSRS. BUZY, FASMAN, AND MASELLI

Triggering Event	Value of Option/RSU/PSU/ Restricted Stock/ Performance Shares Acceleration(1)	Value of Base Salary and Target Bonus Payment(2)	Value of Continued Benefits Participation(3)	Total ($)
Death
Peter Buzy	3,820,112	-	-	3,820,112
Steven L. Fasman	3,171,931	-	-	3,171,931
Alessandro Maselli	2,048,266	-	-	2,048,266
Termination by Us Without Cause or By the Executive Officer for Good Reason
Peter Buzy	-	700,000	14,151	714,151
Steven L. Fasman	-	962,500	14,151	976,651
Alessandro Maselli	-	899,608	-	899,608
Change of Control
Peter Buzy	-	-	-	-
Steven L. Fasman	-	-	-	-
Alessandro Maselli	-	-	-	-
Termination by Us Without Cause Within 18 Months Following a Change of Control
Peter Buzy	3,820,112	700,000	14,151	4,534,263
Steven L. Fasman	3,171,931	962,500	14,151	4,148,582
Alessandro Maselli	2,048,266	899,608	-	2,947,874

(1)

Amounts reported represent accelerated vesting of unvested equity-based awards. Amounts reported also assume that the Adjusted EPS/Relative Return Performance Shares vest at target upon death and for a termination following a change in control; however, the number of Relative Return Performance Shares to vest may vary based on the timing of a change in control during the three-year performance period. Options with a negative “spread” are reported as $0.

For Mr. Buzy, the amount reported for death and a termination by us without cause within 18 months following a change of control (assuming awards have been assumed, continued, or substituted) reflects (a) the spread value of $8.84 per share for the 161,813 options granted on May 17, 2019, representing the difference between the $54.21 closing price per share of our common stock on June 28, 2019, as reported on the NYSE, and the exercise price of the options, and (b) 44,082 RSUs granted on May 17, 2019, the value which is calculated based on the $54.21 closing price per share of our common stock on June 28, 2019, as reported on the NYSE.

For Mr. Fasman, the amounts reported for death and for a termination by us without cause within 18 months following a change of control (assuming awards have been assumed, continued, or substituted) reflects (a) the “spread” value of $10.33 per share for the 15,199 options granted on July 23, 2018, $18.19 per share for the 14,049 options granted on July 24, 2017, $29.77 per share for the 11,539 options granted on July 26, 2016, and $22.25 per share for the 3,486 options granted on August 27, 2015, representing the difference between the $54.21 closing price per share of our common stock on June 28, 2019, as reported on the NYSE, and the exercise price of the option, and (b) 3,610 RSUs granted on July 24, 2017, 4,501 RSUs granted on July 26, 2016, 2,963 shares of Restricted Stock granted on July 23, 2018, 5,000 shares of Restricted Stock granted on November 10, 2017, 10,139 Performance Shares (Adjusted EPS) and 9,814 Performance Shares (Relative Return) granted on August 23, 2017, and 3,704 Performance Shares (Adjusted EPS) and 3,403 Performance Shares (Relative Return) granted on July 23, 2018, the value of which is calculated based on the $54.21 closing price per share of our common stock on June 28, 2019, as reported on the NYSE.

For Mr. Maselli, the amounts reported for death and for a termination by us without cause within 18 months following a change of control (assuming awards have been assumed, continued, or substituted) reflects (a) the “spread” value of $10.33 per share for the 10,523 options granted on July 23, 2018, $18.19 per share for the 7,782 options granted on July 24, 2017, and $30.32 for the 5,547 options granted on September 8, 2016, representing the difference between the $54.21 closing price per share of our common stock on June 28, 2019, as reported on the NYSE, and the exercise price of the options, and (b) 1,999 RSUs granted on July 24, 2017, 7,019 RSUs granted on September 8, 2016, 2,092 RSUs granted on July 26, 2016, 2,052 shares of Restricted Stock granted on July 23, 2018, 6,068 Performance Shares (Adjusted EPS) and 5,915 Performance Shares (Relative Return) granted on April 25, 2018 and 2,564 Performance Shares (Adjusted EPS) and 2,356 Performance Shares (Relative Return) granted on July 23, 2018, the value of which is calculated based on the $54.21 closing price per share of our common stock on June 28, 2019, as reported on the NYSE.

(2)

The amounts reported for Messrs. Buzy, Fasman, and Maselli represent, for each executive, the sum of that executive’s annual base salary and target annual bonus. For Mr. Maselli, amounts in pounds sterling were converted to U.S. dollars at an exchange rate of 1.2944, which represents the average monthly rate for that currency during fiscal 2019.

(3)

The amounts reported for Messrs. Buzy and Fasman represent income attributable to the health care premiums paid by us with respect to their continued participation in our employee benefit plans for a one-year period. Under these circumstances, Mr. Maselli would become ineligible for any continued health benefits in the U.K. under our plans. Messrs. Buzy, Fasman, and Maselli would also be entitled to be paid for any unused paid-time-off days accrued during 2019.

Payments that would be made under our Deferral Plan upon the death of a participating NEO are described above in the notes to the Fiscal 2019 Non-Qualified Deferred Compensation Table.

66         CATALENT, INC.  |  2019 Proxy Statement        PAY RATIO

Pay Ratio

Presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee (excluding our CEO). We believe the ratio presented below is a reasonable estimate calculated in a manner consistent with the rules set forth in Item 402(u) of Regulation S-K promulgated under the Exchange Act (the “Pay Ratio Rule”).

In identifying our median employee, we calculated the target annual total cash compensation for fiscal 2019 of each employee as of June 30, 2019. For these purposes, annual total cash compensation included base salary or hourly wages, cash incentives, commissions, and comparable cash elements of compensation in non-U.S. jurisdictions and was calculated using internal human resources records. All amounts were annualized for permanent employees who did not work for the entire year, such as new hires, employees on paid or unpaid leave of absence and employees called for active military duty. We did not apply any cost-of-living adjustment as part of the calculation.

We selected the median employee from among 11,671 full-time and part-time workers who were employed as of June 30, 2019. As permitted by the Pay Ratio Rule, we excluded 497 employees who joined us during fiscal 2019 as part of our acquisition of Paragon when making this determination. We did not exclude any other employee (whether pursuant to the de minimis exemption for foreign employees or any other permitted exclusion).

In accordance with the Pay Ratio Rule, we calculated the median employee’s annual total compensation in the same manner as the CEO’s annual total compensation was calculated in the Fiscal 2019 Summary Compensation Table on page 56. The median employee’s annual total compensation was $50,845. The CEO’s annual total compensation was $8,514,987, the amount reported in the “Total” column of the Summary Compensation Table. Accordingly, the ratio of our CEO’s total compensation to our median employee’s total compensation for fiscal 2019 was 167.5 to 1.

In considering this pay ratio, please note that the Pay Ratio Rule permits companies to calculate pay ratios using a variety of methods, both in determining the median employee and in determining the compensation to be used in calculating the ratio. Thus, our ratio may not be comparable to the ratio determined by any other company.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR FOR FISCAL 2020        2019 Proxy Statement  |  CATALENT, INC.        67

Proposal 2:

Ratification of Appointment of Independent Auditor for Fiscal 2020

(ITEM 2 ON THE PROXY CARD)

The Audit Committee of our Board has selected Ernst & Young LLP (“Ernst & Young”) as our independent auditor for the fiscal year ending June 30, 2020. Ernst & Young has served as our independent auditor since prior to our IPO. Our Board unanimously recommends this appointment, and we are asking shareholders to ratify the appointment of Ernst & Young for 2020. Although ratification is not required by our bylaws or otherwise, our Board is submitting the selection of Ernst & Young to our shareholders for ratification because we value our shareholders’ views on the choice of independent auditor. If shareholders fail to ratify the appointment, the Audit Committee will reconsider the appointment of such firm. A representative of Ernst & Young is expected to be present at the 2019 Annual Meeting of Shareholders to respond to appropriate questions, and to make a statement if desired.

Our Board unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young as our independent auditor for fiscal 2020 because it believes that Ernst & Young has appropriately and professionally audited our financial statements for the last several years, it has the resources to do a proper audit of a company of our size and complexity, and it is familiar with our business, our business model, and our personnel, which will enhance the efficiency and effectiveness of the audit and is in our best interest and in the best interests of our shareholders. The Audit Committee, under its charter, reviews, at least annually, the qualifications, performance, and independence of the auditor and considers, among other matters, the following: the auditor’s internal quality control procedures, the selection of the lead audit partner, the rotation of the audit partners on the audit engagement team, the qualifications and experience of the members of the audit engagement team, and the views of management, including our internal audit group, concerning the performance and capabilities of the auditor.

The following table presents the fees for professional services rendered by Ernst & Young for the audit of our annual financial statements for the fiscal years that ended on June 30, 2019 and June 30, 2018, and the fees billed for other services rendered by Ernst & Young during those same periods.

SERVICES	2019	2018

Audit Fees(1)	$5,997,000	$4,974,000

Audit-Related Fees(2)	$326,000	$321,000

Tax Fees(3)	$1,194,000	$1,153,000

All Other Fees	-	-

Total	$7,517,000	$6,448,000

(1)

Includes fees associated with the integrated audit of our annual consolidated financial statements and internal controls over financial reporting, review of our quarterly reports on Form 10-Q, and other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. The service for fees in 2019 include $649,000 related to the audit of financial statements of Paragon Bioservices, Inc. which we acquired in May 2019.

(2)

Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered by Ernst & Young that are reasonably related to the performance of the audit of our financial statements. Specifically, these costs include fees for accounting and audit consultation and other attest services.

(3)	Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered by Ernst & Young for tax compliance, tax advice, and tax planning.

All of the services covered under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved by the Audit Committee, and all approved non-audit services performed by Ernst & Young were consistent with maintaining Ernst & Young’s independence.

68         CATALENT, INC.  |  2019 Proxy Statement        PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR FOR FISCAL 2020

Pre-Approval of Audit and Non-Audit Services

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, the Audit Committee charter provides that the Audit Committee has responsibility for appointing, setting compensation for, and overseeing the work of the independent auditor. Accordingly, all audit and permitted non-audit services for which Ernst & Young was engaged were pre-approved by the Audit Committee.

Prior to engagement of the independent auditor for 2020, management will submit for Audit Committee approval a list of services and related fees expected to be rendered in 2020 within each of the following categories of services:

•

Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

•

Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

•

Tax services include all services, except those services specifically related to the financial statements, performed by the independent auditor’s tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; tax planning; and tax compliance and reporting.

•	All Other services are those services not captured in the audit, audit-related or tax categories.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITOR FOR FISCAL 2020.

REPORT OF THE AUDIT COMMITTEE        2019 Proxy Statement  |  CATALENT, INC.        69

Report of the Audit Committee

The Audit Committee assists our Board in its oversight of our financial reporting process. All four members of the Audit Committee qualify as independent directors under the listing standards of the NYSE for public companies and the independence requirements of Rule 10A-3 promulgated under the Exchange Act and all are qualified as audit committee financial experts within the meaning of Item 407(d)(5) of Regulation S-K, promulgated under the Exchange Act. Additionally, our Board has also determined that each Audit Committee member has accounting and related financial management expertise within the meaning of the NYSE’s listing standards. The Audit Committee’s charter can be viewed online on our website at http://investor.catalent.com/corporate-governance.

In fulfilling its duties, the Audit Committee reviewed and discussed the audited financial statements contained in Catalent’s 2019 Annual Report on Form 10-K for the fiscal year ended June 30, 2019 with management and the independent auditor, Ernst & Young LLP. Management is responsible for the financial statements and the reporting process, including the systems for internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Catalent’s financial statements in conformance with accounting principles generally accepted in the United States, and for expressing an opinion on these financial statements based on the audit.

The Audit Committee met with the independent auditor with and without management present and discussed those matters required to be discussed by Auditing Standard No. 1301, “Communications With Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The Audit Committee has also received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with the independent auditor its independence.

Based on the above reviews and discussions, the Audit Committee recommended to our Board, and our Board approved, that the audited financial statements be included in Catalent’s 2019 Annual Report on Form 10-K for the fiscal year ended June 30, 2019, for filing with the U.S. Securities and Exchange Commission.

Submitted by the Audit Committee:

John J. Greisch, Chair

Rolf Classon

Rosemary A. Crane

Donald E. Morel, Jr.

Date: August 21, 2019

70         CATALENT, INC.  |  2019 Proxy Statement        PROPOSAL 3: ADVISORY VOTE TO APPROVE OUR EXECUTIVE COMPENSATION (SAY-ON-PAY)

Proposal 3:

Advisory Vote to Approve Our Executive Compensation (Say-on-Pay)

(ITEM 3 ON THE PROXY CARD)

The compensation we provide to our Named Executive Officers is described in detail in the Compensation Discussion and Analysis section of this Proxy Statement. Section 14A of the Exchange Act requires that we provide shareholders with the opportunity to vote, on a non-binding, advisory basis, on the compensation of our Named Executive Officers. Accordingly, you are being asked to vote on the following resolution:

“RESOLVED, that Catalent’s shareholders APPROVE, on an advisory basis, the compensation of the named executive officers, as disclosed in Catalent’s Proxy Statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

Our Board unanimously recommends that you vote FOR this resolution because it believes that our executive compensation program promotes the following objectives and philosophies, as described in detail in the Compensation Discussion and Analysis section of this Proxy Statement:

•	competitive compensation to attract, maintain, retain, and reward high-caliber executive talent,

•	paying for performance, and

•	alignment with shareholder interests.

This vote is advisory, which means that the vote is not binding on us, our Board, or the Compensation Committee. Nonetheless, our Board and the Compensation Committee will take into account the outcome of the vote when considering future compensation decisions.

Consistent with the outcome of a shareholder vote that occurred during our 2015 Annual Meeting of Shareholders, our Board has resolved that a shareholder advisory vote on named executive officer compensation should occur every year. Unless this changes, the next advisory vote on named executive officer compensation will be at the 2020 Annual Meeting of Shareholders. A shareholder advisory vote on the frequency of advisory votes on named executive officer compensation will be conducted again no later than our 2021 Annual Meeting of Shareholders.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

ANNUAL MEETING, VOTING, AND PROCEDURES        2019 Proxy Statement  |  CATALENT, INC.        71

Annual Meeting, Voting, and Procedures

Annual Meeting Information

We are making this proxy statement available to our shareholders in connection with the solicitation of proxies by our Board for our 2019 Annual Meeting of Shareholders. We are holding our 2019 Annual Meeting of Shareholders at 8:00 a.m. on Wednesday, October 30, 2019 at our corporate headquarters located at 14 Schoolhouse Road, Somerset, New Jersey. You may obtain directions from our Corporate Secretary, who can be reached as described above on page 21.

We do not require tickets for admission to the meeting, but we do limit attendance to shareholders of record on the record date, September 3, 2019, or their proxy holders. Please bring proof of your common stock ownership, such as a current brokerage statement, the 16-digit number included on your proxy card or Notice of Internet Availability, and valid government-issued photo identification. If you hold shares through a bank, broker, or other nominee (also known as shares held in “street name”), you must obtain a valid legal proxy, executed in your favor, from the holder of record if you wish to vote those shares at the meeting.

For safety and security purposes, no camera, camcorder, videotaping equipment, or other recording device, and no large package, banner, placard, or sign will be permitted in the meeting. Since seating may be limited, admission to the 2019 Annual Meeting of Shareholders will be on a first-come, first-served basis.

Only shareholders or their valid proxy holders may address the meeting.

Availability of Proxy Materials

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS MEETING TO BE HELD ON OCTOBER 30, 2019.

We are furnishing proxy materials to our shareholders via “Notice and Access” delivery. On or about September 20, 2019, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials. This notice contains instructions on how to access our 2019 Proxy Statement and 2019 Annual Report and vote online. Our 2019 Proxy Statement and 2019 Annual Report are available online at www.proxyvote.com.

You will not receive a printed, paper copy of our proxy materials unless you request one. To view this material, you must have available the 16-digit control number located on the notice mailed on or about September 20, 2019 or the proxy card, or, if shares are held in the name of a broker, bank or other nominee, on the voting instruction form. To request a paper copy of our proxy materials, visit www.proxyvote.com, call 1-800-579-1639 or send an email, with your 16-digit control number in the subject line, to sendmaterial@proxyvote.com. Please make the request on or before October 16, 2019 to facilitate timely delivery.

Who is Entitled to Vote at the Annual Meeting

Only holders of Catalent, Inc. common stock and Series A Preferred at the close of business on September 3, 2019, the record date fixed by our Board, may vote the shares of common stock and Series A Preferred that they hold on that date at the 2019 Annual Meeting of Shareholders with respect to the matters submitted for vote. Each share of common stock is entitled to one vote. Each share of Series A Preferred is entitled to vote with the common stock on an as-converted basis. As

72         CATALENT, INC.  |  2019 Proxy Statement        ANNUAL MEETING, VOTING, AND PROCEDURES

of September 3, 2019, (a) there were 146,256,258 shares of our common stock outstanding (which includes unvested shares of Restricted Stock and Performance Shares issued pursuant to our long-term incentive compensation program, described above under the heading “Long-Term Incentive Awards” beginning on page 45) and (b) the 650,000 shares of Series A Preferred were entitled to vote the equivalent of 13,233,437 shares of common stock on an as-converted basis.

How to Vote

We encourage you to vote as soon as possible, even if you plan to attend the meeting in person. Your vote is important. You may vote shares that you owned as of the close of business on September 3, 2019, which is the record date set by our Board.

If you own shares registered directly in your name as the shareholder of record, you are a “record owner” and have the right to give your proxy directly to our vote tabulating agent. You may vote by proxy in the following ways:

Review Your Proxy Statement and Vote in One of Four Ways:

IN PERSON	Catalent, Inc., 14 Schoolhouse Road, Somerset, New Jersey 08873. 8:00 a.m. Eastern on Wednesday, October 30, 2019.	BY INTERNET	Online at www.proxyvote.com. 24 hours a day until 11:59 p.m. Eastern on October 29, 2019.

BY TELEPHONE	By calling 1-800-690-6903 (toll free) in the United States or Canada. 24 hours a day until 11:59 p.m. Eastern on October 29, 2019.	BY MAIL

By returning a properly completed, signed and dated proxy card in the postage-paid envelope. If you have not already received a proxy card, you may request a proxy card from us by following the instructions on your Notice of Internet Availability.

Allow sufficient time for us to receive your proxy card before the date of the meeting.

For telephone and internet voting, you will need the 16-digit control number included on your notice or on your proxy card.

If you own shares in street name, the institution holding the shares is the record owner and you are a “beneficial owner” of those shares. You will receive voting instructions from your broker, bank, or plan trustee, and you may direct them how to vote on your behalf by complying with those voting instructions. Those instructions will include a control number for telephone and internet voting, and applicable deadlines.

If you are a shareholder of record and wish to vote your shares in person at the meeting, you should so notify our Corporate Secretary when you arrive at the meeting. If you hold shares in street name, you must obtain a valid legal proxy, executed in your favor, from the holder of record if you wish to vote these shares at the meeting. You should contact your bank, broker, or other nominee to obtain a legal proxy.

Revoking a Proxy

If you own shares registered directly in your name as the shareholder of record, you can revoke your proxy at any time before the vote occurs by:

•

Submitting a written revocation to our Corporate Secretary, which must be received no later than 5:00 p.m. Eastern on October 29, 2019 at Catalent, Inc., 14 Schoolhouse Road, Somerset, NJ 08873, Attention: Corporate Secretary;

•	Submitting a later-dated proxy;

ANNUAL MEETING, VOTING, AND PROCEDURES        2019 Proxy Statement  |  CATALENT, INC.        73

•	Providing subsequent telephone or internet voting instructions no later than 11:59 p.m. Eastern on October 29, 2019; or

•	Voting in person at the meeting.

If you hold your shares in street name, you must contact your broker, bank, or other nominee for specific instructions on how to change or revoke your vote.

Only the latest, validly executed proxy that you submit will be counted. Your attendance at the 2019 Annual Meeting of Shareholders will not revoke a proxy you have given unless you file a written notice of such revocation as noted above.

Quorum and Required Vote

We will have a quorum and will be able to conduct the business of the 2019 Annual Meeting of Shareholders if a majority of the outstanding shares of our common stock entitled to vote at the meeting are present, either in person or by proxy. Each share of common stock is entitled to one vote on each matter to be voted upon at the 2019 Annual Meeting of Shareholders. Each share of Series A Preferred is similarly entitled, on an as-converted basis, to 20.359137 votes on each matter to be voted upon at the 2019 Annual Meeting of Shareholders. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present for the meeting.

The table below describes the vote requirements and the effect of abstentions and broker non-votes, as prescribed under our bylaws and Delaware law, for the election of directors and the approval of the other items on the agenda for the meeting.

PROPOSALS TO BE VOTED ON AND BOARD RECOMMENDATION
Proposal	Vote Required	Effect of Abstentions and Broker Non-Votes*
Elect Three Members of Our Board of Directors	Majority of the votes cast.	Abstentions and broker non-votes will have no effect on the outcome of the election.
Ratification of Appointment of Independent Auditor for Fiscal 2020	Majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter.	Abstentions will have the effect of a vote against.
Advisory Vote to Approve Our Executive Compensation (Say-on-Pay)	Majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter.	Abstentions will have the effect of a vote against. Broker non-votes will have no effect on the outcome.

*

A broker non-vote occurs when a broker submits a proxy but does not vote on a Proposal because it is not a “routine” item under NYSE rules and the broker has not received voting instructions from the beneficial owner of the shares. Your broker may vote without your instructions only on Proposal 2—Ratification of Appointment of Independent Auditor for Fiscal 2020.

Effect of not Casting your Vote

If we timely receive a proxy specifying your voting choice, your shares will be voted in accordance with that choice.

If you are a registered shareholder and you do not cast your vote, no vote will be cast on your behalf on any of the Proposals at the Annual Meeting of Shareholders. If you sign and return a proxy card without specific voting instructions, your shares will be voted in accordance with our Board’s voting recommendations stated above.

If you hold your shares in street name, you will receive a voting instruction form that lets you instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, if you do not provide voting instructions to your broker, the broker is permitted to exercise discretionary voting authority only on “routine” matters. The only “routine” item on this year’s Annual Meeting of Shareholders agenda is Proposal 2—Ratification of Appointment of Independent Auditor for Fiscal 2020. If you hold your shares in street name, and you wish to have your shares voted on all proposals in this Proxy

74         CATALENT, INC.  |  2019 Proxy Statement        ANNUAL MEETING, VOTING, AND PROCEDURES

Statement, you must complete and return your voting instruction form. If you do not return your voting instruction form, your shares will not be voted on any item, except that your broker may vote in its discretion on Proposal 2.

Solicitation

We will pay the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. We will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. Our directors, officers, or employees may solicit proxies or votes for us in person, or by mail, telephone, or electronic communication. They will not receive any additional compensation for these solicitation activities.

Availability of Voting Results

We expect to announce preliminary voting results at the 2019 Annual Meeting of Shareholders. We will disclose the final voting results in a Current Report on Form 8-K to be filed with the SEC following the 2019 Annual Meeting of Shareholders.

INFORMATION ABOUT 2020 ANNUAL MEETING        2019 Proxy Statement  |  CATALENT, INC.        75

Information About 2020 Annual Meeting

Shareholder Proposals for the 2020 Annual Meeting of Shareholders

We currently intend to hold our 2020 Annual Meeting of Shareholders on October 29, 2020.

Proposals Pursuant to Rule 14a-8. Pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), shareholders may present proper proposals for inclusion in our Proxy Statement. To be eligible for inclusion in our 2020 Proxy Statement under Rule 14a-8, your proposal must be received by us no later than the close of business on May 23, 2020 and must otherwise comply with Rule 14a-8. While our Board will consider shareholder proposals, we reserve the right to omit from our proxy statement shareholder proposals that we are not required to include under the Exchange Act and its implementing rules, including Rule 14a-8.

Business Proposals and Nominations Pursuant to Our Bylaws. Under our bylaws, in order to nominate a director or bring any other business before the shareholders at the 2020 Annual Meeting of Shareholders, you must comply with the advance notice eligibility and procedural requirements specifically described in our bylaws (unless you wish to nominate a director in accordance with the eligibility and procedural requirements set forth in the proxy access provision included in our bylaws, as described below). In addition, assuming the date of the 2020 Annual Meeting of Shareholders is not more than 30 days before and not more than 70 days after the anniversary date of the 2019 Annual Meeting of Shareholders, you must notify us in writing, and such written notice must be delivered to our Corporate Secretary at Catalent, Inc., 14 Schoolhouse Road, Somerset, NJ 08873 no earlier than July 2, 2020, and no later than August 1, 2020.

Shareholder Proxy Access. Our bylaws allow for proxy access, which allows a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years or more at least 3% of our outstanding common stock to nominate and include in our Proxy Statement for each Annual Meeting of Shareholders at which directors may be elected their own qualifying director nominees constituting up to the greater of two or 20% of the number of directors then serving on our Board (subject to certain limitations as set forth in our bylaws). Pursuant to our bylaws, each of our Board (prior to each Annual Meeting of Shareholders) or the chair of any Annual Meeting of Shareholders shall have the power to determine whether a director nominee has been nominated by a shareholder in accordance with the eligibility and procedural requirements of the proxy access provisions included in our bylaws. Notice of director nominees submitted under the proxy access bylaw provision must include the information required under our bylaws. Such notice must be delivered to our Corporate Secretary at Catalent, Inc., 14 Schoolhouse Road, Somerset, NJ 08873 no earlier than the close of business on April 23, 2020 and no later than the close of business on May 23, 2020 unless the date of the fiscal 2020 Annual Meeting of Shareholders is more than thirty (30) days before or after October 30, 2020, in which case such notice must be received by our Corporate Secretary by the close of business on the later of the 180th day prior to the 2020 Annual Meeting of Shareholders or the close of business on the 10th day following the day on which public announcement of the date of the 2020 Annual Meeting of Shareholders is first made. The foregoing description of the shareholder proxy access provision included in our bylaws does not purport to be complete and is qualified in its entirety by reference to our bylaws.

A copy of our bylaws setting forth the requirements for the nomination of director candidates by shareholders and the requirements for proposals by shareholders may be obtained free of charge from our website, http://investor.catalent.com/corporate-governance, or from our Corporate Secretary. We are not required to consider a nomination or proposal that does not comply with the eligibility requirements and procedures set forth in our bylaws and compliance with these procedures does not necessarily require us to include the proposed nominee or proposal in our proxy solicitation material.

Householding of Shareholder Documents

SEC rules permit us to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” reduces the cost of the proxy solicitation process. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders

76         CATALENT, INC.  |  2019 Proxy Statement        INFORMATION ABOUT 2020 ANNUAL MEETING

sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request, and we will promptly deliver, a separate copy of the Notice of Internet Availability or the proxy materials by writing our Corporate Secretary at Catalent, Inc., 14 Schoolhouse Road, Somerset, NJ 08873 or CorpSec@catalent.com or by calling (732) 537-6200.

Notice of Amendment to Bylaws

On October 31, 2018, our Board amended our bylaws to remove provisions that had been rendered superfluous by the amendments to our certificate of incorporation implementing the removal of staggered, multi-year terms for our directors that was approved by our shareholders at the 2018 Annual Meeting of Shareholders. The full text of our bylaws, as amended, is filed as Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on November 6, 2018. It is also available free of charge from our website, http://investor.catalent.com/corporate-governance, or by contacting our Corporate Secretary as indicated above.

Explanatory Note: On page 24 of the printed version of the Proxy Statement we inadvertently omitted the date Mr. Maselli was promoted to President and Chief Operating Officer, which date is reported on page 42 of both this Proxy Statement and the printed version of the Proxy Statement. We have also corrected a typographical error with respect to Mr. Fasman’s MIP target that was discovered on page 52 of the printed version of the Proxy Statement. We do not believe these differences are material to shareholders in connection with the 2019 Annual Meeting.

APPENDIX A: NON-GAAP FINANCIAL MEASURES        2019 Proxy Statement  |  CATALENT, INC.        A-1

Appendix A:

Non-GAAP Financial Measures

Use of EBITDA from Continuing Operations and Adjusted EBITDA

Management measures operating performance based on consolidated earnings from continuing operations before interest expense, expense/(benefit) for income taxes, and depreciation and amortization, and this amount is adjusted for the income or loss attributable to non-controlling interest (“EBITDA from continuing operations”). EBITDA from continuing operations is not defined under U.S. generally accepted accounting principles (“U.S. GAAP”) and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations.

We believe that the presentation of EBITDA from continuing operations enhances an investor’s understanding of its financial performance. We believe this measure is a useful financial metric to assess its operating performance from period to period by excluding certain items that it believes are not representative of its core business and uses this measure for business planning purposes.

In addition, given the significant investments that we have made in the past in property, plant and equipment, depreciation and amortization expenses represent a meaningful portion of our cost structure. We believe that EBITDA from continuing operations will provide investors with a useful tool for assessing the comparability between periods of our ability to generate cash from operations sufficient to pay taxes, to service debt and to undertake capital expenditures because it eliminates depreciation and amortization expense. We present EBITDA from continuing operations in order to provide supplemental information that we consider relevant for the readers of our consolidated financial statements, and such information is not meant to replace or supersede U.S. GAAP measures. Our definition of EBITDA from continuing operations may not be the same as similarly titled measures used by other companies.

Under our credit agreement, our ability to engage in certain activities, such as incurring certain additional indebtedness, making certain investments and paying certain dividends, is tied to ratios based on “Adjusted EBITDA,” which is not defined under U.S. GAAP and is subject to important limitations. Set forth below is a calculation showing the adjustments made to EBITDA from continuing operations to obtain Adjusted EBITDA. Adjusted EBITDA is the covenant compliance measure used in the credit agreement governing debt incurrence and restricted payments. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The most directly comparable U.S. GAAP measure to EBITDA from continuing operations and Adjusted EBITDA is earnings/(loss) from continuing operations. Included in this appendix is a reconciliation of earnings/(loss) from continuing operations to EBITDA from continuing operations and Adjusted EBITDA.

Use of Constant Currency, Budget-Based Revenue, and Budget-Based EBITDA

Because we are a company with substantial foreign operations, changes in exchange rates, over which we have no control, can be an important factor in understanding period-to-period comparisons. We therefore use results on a constant currency basis, including revenue and EBITDA computed using constant currency exchange rates, as one means to evaluate our performance as we operate our business. We also believe the presentation of results on a constant currency basis in addition to reported results helps improve investors’ ability to understand our operating results and evaluate our performance in comparison to prior periods. Constant currency information compares results between periods as if exchange rates had remained constant period over period. We calculate constant currency results by calculating current-year results using foreign currency exchange rates from earlier periods. We generally refer to such amounts calculated on a constant-currency basis as excluding the impact of foreign exchange or being on a constant-currency basis.

When we set the financial goals that we use to operate the business, including the goals that our executives must meet to qualify for our fiscal 2019 performance-based incentive compensation, and when we determine whether those goals have

A-2         CATALENT, INC.  |  2019 Proxy Statement        APPENDIX A: NON-GAAP FINANCIAL MEASURES

been met, we use, among other metrics, revenue and Adjusted EBITDA computed using the currency exchange rates that we use internally in budgeting and in measuring performance against budget, in part because we believe that the compensation of our executives should not be affected, to the extent practicable, by factors beyond those executives’ control. We refer in this Proxy Statement to revenue and Adjusted EBITDA computed on this type of constant-currency basis as “Budget-Based Revenue” and “Budget-Based EBITDA,” respectively.

Results at constant currency, Budget-Based Revenue, and Budget-Based EBITDA should be considered in addition to, not as a substitute for, results reported in accordance with U.S. GAAP. Results on a constant-currency basis, Budget-Based Revenue, and Budget-Based EBITDA, as we present them, may not be comparable to similarly titled measures used by other companies and are not measures of performance presented in accordance with U.S. GAAP.

The reconciliation in this Appendix of Earnings/(Loss) from Continuing Operations to Adjusted EBITDA also includes a reconciliation to Budget-Based EBITDA. The reconciliation of fiscal 2019 consolidated revenue reported in accordance with U.S. GAAP to revenue on a constant-currency basis is as follows (in millions of U.S. dollars):

Revenue	$2,518.0
Foreign exchange impact	(23.4)
Budget-Based Revenue	$2,541.4

APPENDIX A: NON-GAAP FINANCIAL MEASURES        2019 Proxy Statement  |  CATALENT, INC.        A-3

Catalent, Inc.

Reconciliation of Earnings from Continuing Operations

To EBITDA from Continuing Operations, Adjusted EBITDA and Budget-Based EBITDA

	Fiscal Year Ended June 30,
(In millions of U.S. dollars)	2019	2018

Earnings from continuing operations	137.4	83.6

Interest expense, net	110.9	111.4

Income tax provision/(benefit)	22.9	68.4

Depreciation and amortization	228.6	190.1

EBITDA from continuing operations	499.8	453.5

Non-cash stock compensation expense	33.3	27.2

Impairment charges and loss on sale of assets	5.1	8.7

Financing related expenses	15.9	11.8

U.S. GAAP restructuring amounts	14.1	10.2

Acquisition, integration and other special items	43.6	44.1

Foreign exchange (gain)/loss	0.5	(5.0)

Other (sponsors’ fee, severance, other items)	(12.7)	0.2

Total adjustments	99.8	97.2

Adjusted EBITDA	599.6	550.7

Foreign exchange impact	(10.2)	10.8

Adjusted EBITDA at constant currency	609.8	539.9

Adjusted EBITDA	599.6	550.7

Foreign exchange impact at internal budget rates	(3.8)	9.0

Budget-Based EBITDA	603.4	541.7

more products. better treatments. reliably supplied. 2019 Catalent, Inc. All rights reserved.

CATALENT, INC. 14 SCHOOLHOUSE ROAD SOMERSET, NJ 08873

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs we incur in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
[E50839-P12303] KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CATALENT, INC.
The Board of Directors recommends you vote FOR the following:
1. Election of Directors Nominees:		For	Against	Abstain

1a. Madhavan Balachandran		☐	☐	☐

1b. J. Martin Carroll		☐	☐	☐

1c. John J. Greisch		☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.
	2. Ratify the appointment of Ernst & Young LLP as our independent auditor.	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

	3. To approve, by non-binding vote, the compensation of our named executive officers (say-on-pay).	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The 2019 Proxy Statement and 2019 Annual Report are available at www.proxyvote.com.

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[E50840-P12303]

CATALENT, INC.

Annual Meeting of Shareholders

October 30, 2019 8:00 AM

This proxy is solicited by the Board of Directors

The shareholder hereby appoints Steven L. Fasman and Jose Ibietatorremendia, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Catalent, Inc. that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 AM on October 30, 2019, at Catalent, Inc., 14 Schoolhouse Road, Somerset, New Jersey 08873, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side